

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 30, 2001

                           LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

       Indiana                       1-6028                   35-1140070
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400

Item 9
Financial Report for the year ended June 30, 2001.





                                                                                                                          PAGE 1
Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

                                                       For the Quarter Ended June 30           For the Six Months Ended June 30
                                                  2001       2000                            2001       2000
                                                 Amount     Amount     Change   % Change    Amount     Amount   Change   % Change
Income from Operations
  Annuities                                        90.8       84.1        6.7       8.0%     173.1      172.6      0.5       0.3%
  Life Insurance                                   67.1       62.4        4.7       7.5%     135.7      122.9     12.8      10.4%
  Reinsurance                                      34.1       25.8        8.3      32.2%      80.9       57.7     23.2      40.2%
  Investment Management                             3.7       13.1       (9.4)    (71.8%)      6.1       25.5    (19.4)    (76.1%)
  Lincoln UK                                       16.2       19.3       (3.1)    (16.1%)     30.6       35.0     (4.4)    (12.6%)
  Corporate & Other                               (43.8)     (31.7)     (12.1)               (79.7)     (70.1)    (9.6)
                                                  -----      -----      -----      -----     -----      -----    -----     ------
       Total Income from Operations               168.1      173.0       (4.9)     (2.8%)    346.7      343.6      3.1       0.9%
                                                  -----      -----      -----      -----     -----      -----    -----     ------

  Realized gains (losses) on investments          (11.5)      (6.7)      (4.8)               (24.8)      (7.1)   (17.7)
  Gains (losses) on derivatives                     0.2        0.0        0.2                  0.1        0.0      0.1
  Restructuring charges                            (3.9)      (2.7)      (1.2)                (4.5)      (2.7)    (1.8)
                                                  -----      -----      -----                -----      -----    -----
Income before Accounting Changes                  153.0      163.6      (10.7)               317.5      333.8    (16.3)
  Cumulative effect of accounting changes*        (11.3)       0.0      (11.3)               (15.6)       0.0    (15.6)
                                                  -----      -----      -----      -----     -----      -----    -----
      Net Income                                  141.7      163.6      (21.9)    (13.4%)    301.9      333.8    (31.9)     (9.6%)
                                                  =====      =====      =====      =====     =====      =====    =====     ======

Earnings per share (diluted)
Income from Operations                            $0.88      $0.89     ($0.01)     (1.1%)    $1.80      $1.77    $0.03       1.7%
Realized gain (losses) on investments            ($0.06)    ($0.04)    ($0.02)              ($0.13)    ($0.04)  ($0.09)
Gains (losses) on derivatives                     $0.00      $0.00      $0.00                $0.00      $0.00    $0.00
Restructuring charges                            ($0.02)    ($0.01)    ($0.01)              ($0.02)    ($0.01)  ($0.01)
                                                  -----      -----      -----      -----     -----      -----    -----     ------
Income before Accounting Changes                  $0.80      $0.84     ($0.04)               $1.65      $1.72   ($0.07)
  Cumulative effect of accounting changes*       ($0.06)     $0.00         --               ($0.08)     $0.00   ($0.08)
                                                  -----      -----      -----      -----     -----      -----    -----     ------
      Net Income                                  $0.74      $0.84     ($0.10)    (11.9%)    $1.57      $1.72   ($0.15)     (8.7%)
                                                  =====      =====      =====      =====     =====      =====    =====     ======

Inc. from Oper.- before Goodwill Amort.
  Annuities                                        91.1       84.4       6.7        7.9%     173.7      171.4      2.3       1.3%
  Life Insurance                                   73.0       68.4       4.7        6.8%     147.6      134.7     12.9       9.6%
  Reinsurance                                      34.6       26.3       8.3       31.7%      81.8       58.6     23.2      39.6%
  Investment Management                             7.7       17.1      (9.4)     (55.0%)     14.2       33.6    (19.4)    (57.8%)
  Lincoln UK                                       16.4       20.5      (4.2)     (20.3%)     30.9       37.6     (6.7)    (17.8%)
  Corporate & Other                               (43.8)     (31.7)    (12.1)                (79.8)     (70.1)    (9.7)
                                                  -----      -----      -----      -----     -----      -----    -----     ------
       Total                                      179.0      185.0      (6.0)      (3.3%)    368.5      365.9      2.6       0.7%
                                                  =====      =====      =====      =====     =====      =====    =====     ======

Earnings per share (diluted)
    Inc. from Oper.- before Goodwill Amort.       $0.93      $0.95     ($0.02)     (2.1%)    $1.91      $1.88    $0.03       1.6%

Operating Revenue
  Annuities                                       522.1      530.1       (7.9)     (1.5%)   1034.9     1074.6    (39.7)     (3.7%)
  Life Insurance                                  465.5      450.5       15.0       3.3%     933.4      896.0     37.4       4.2%
  Reinsurance                                     451.4      458.9       (7.5)     (1.6%)    966.5      851.6    114.8      13.5%
  Investment Management                           111.4      123.8      (12.4)    (10.0%)    224.4      249.8    (25.4)    (10.2%)
  Lincoln UK                                       66.9      108.4      (41.5)    (38.3%)    151.2      221.6    (70.3)    (31.7%)
  Corporate & Other                                (0.7)      31.4      (32.1)   (102.4%)     25.7       79.6    (53.9)    (67.7%)
                                                 ------     ------      -----      -----    ------      -----    -----     ------
       Total Operating Revenue                   1616.5     1703.0      (86.5)     (5.1%)   3336.0     3373.2    (37.3)     (1.1%)
                                                 ======     ======      =====      =====    ======      =====    =====     ======

Revenue (Including Investment Gains/Losses)
  Annuities                                       512.1      530.5      (18.4)     (3.5%)   1022.5     1079.2    (56.7)     (5.3%)
  Life Insurance                                  455.7      444.2       11.4       2.6%     915.3      885.9     29.4       3.3%
  Reinsurance                                     448.7      457.2       (8.4)     (1.8%)    956.8      851.6    105.1      12.3%
  Investment Management                           110.3      120.7      (10.4)     (8.6%)    222.6      246.5    (24.0)     (9.7%)
  Lincoln UK                                       68.9      108.2      (39.3)    (36.3%)    153.8      221.0    (67.2)    (30.4%)
  Corporate & Other                                 3.3       31.9      (28.6)    (89.8%)     26.8       77.6    (50.8)    (65.5%)
                                                 ------     ------      -----      -----    ------      -----    -----     ------
       Total Revenue                             1599.0     1692.7      (93.7)     (5.5%)   3297.8     3361.9    (64.1)     (1.9%)
                                                 ======     ======      =====      =====    ======      =====    =====     ======


Operational Data by Segment: (Billions)

Annuities Segment
  Annuity Gross Deposits                          1.371      1.283      0.088       6.9%     2.818      2.669    0.149       5.6%
  Annuity Net Cash Flows                         (0.196)    (0.682)     0.486               (0.786)    (1.382)   0.596
  Annuity Account Values                         52.589     59.006     (6.417)    (10.9%)   52.589     59.006   (6.417)    (10.9%)

Life Insurance Segment
  Life Insurance First Year Premium               0.154      0.142      0.012       8.5%     0.282      0.286   (0.004)     (1.4%)
  Life Insurance In-force                       223.272    207.487     15.785       7.6%   223.272    207.487   15.785       7.6%
  Life Insurance Account Values                  11.066     10.538      0.528       5.0%    11.066     10.538    0.528       5.0%

Reinsurance Segment
  Individual Life In-force Sales                   28.3       37.2       (8.9)    (23.9%)     59.2       67.2     (8.0)    (11.9%)
  Reinsurance Life In-force                       475.7      384.4       91.3      23.8%     475.7      384.4     91.3      23.8%

Investment Management Segment
  Retail Deposits                                 0.854      1.020     (0.166)    (16.3%)    1.978      2.387   (0.409)    (17.1%)
  Retail Net Cash Flows                          (0.160)    (0.363)     0.203               (0.208)    (1.249)   1.041
  Institutional In-flows                          1.056      0.817      0.239      29.3%     2.247      1.901    0.346      18.2%
  Institutional Net Cash Flows                    0.445     (1.057)     1.502                0.027     (3.668)   3.695
  Total Net Cash Flows                            0.285     (1.420)     1.705               (0.181)    (4.917)   4.736
  Assets Under Management                        50.267     56.518     (6.251)    (11.1%)   50.267     56.518   (6.251)    (11.1%)
  Assets Under Management - Insurance Assets     36.018     34.891      1.127       3.2%    36.018     34.891    1.127       3.2%
  Assets Under Management - Total Segment        86.286     91.409     (5.123)     (5.6%)   86.286     91.409   (5.123)     (5.6%)

Consolidated
Consolidated Domestic Retail Deposits             2.504      2.655     (0.151)     (5.7%)    5.233      5.736   (0.503)     (8.8%)
Consolidated Domestic Retail Account Balances    82.860     91.086     (8.226)     (9.0%)   82.860     91.086   (8.226)     (9.0%)
Annuities & Investment Management Net Flows       0.055     (1.760)     1.815               (0.980)    (5.240)   4.260

Total Assets Under Management                   128.507    137.546     (9.039)     (6.6%)  128.507    137.546   (9.039)     (6.6%)


* The cumulative effect of accounting changes relates to the adjustment recorded upon adoption of FAS #133 in the 1st qtr. 2001 and the adjustment recorded upon the adoption of EITF 99-20 in the 2nd qtr. 2001.





                                                                                                                         PAGE 2

Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

                                                  For the Quarter Ended June 30          For the Six Months Ended June 30
                                              2001       2000                            2001       2000
                                             Amount     Amount     Change   % Change    Amount     Amount     Change   % Change
Consolidated Operational Data: (Billions)

Balance Sheet Assets - End of Period        96431.2   103847.6    (7416.4)     (7.1%)  96431.2   103847.6    (7416.4)     (7.1%)

Shareholders' Equity
  Beg of Period (Securities at Market)       5096.4     4340.4      756.0               4954.1     4263.9      690.2
  End of Period (Securities at Market)       5055.9     4223.7      832.2               5055.9     4223.7      832.2
  End of Period (Securities at Cost)         4952.8     4780.3      172.5               4952.8     4780.3      172.5
  Average Equity (Securities at Cost)        4920.2     4753.0      167.2               4936.9     4772.2      164.7

Return on Equity
  Inc from Operations/Average Equity          13.7%      14.6%      (0.9%)               14.0%      14.4%       (0.4%)
  Net Income/Average Equity                   11.5%      13.8%      (2.2%)               12.2%      14.0%       (1.8%)

Return on Capital
  Inc from Operations/Average Capital         11.3%      11.8%      (0.5%)               11.6%      11.6%        0.0%

Common Stock Outstanding
  Average for the Period - Diluted            192.0      194.0       (2.0)     (1.0%)    192.8      194.6       (1.8)     (0.9%)
  End of Period - Assuming Conv of Pref.      188.2      191.1       (2.9)     (1.5%)    188.2      191.1       (2.9)     (1.5%)
  End of Period - Diluted                     192.9      193.7       (0.8)     (0.4%)    192.9      193.7       (0.8)     (0.4%)

Book Value (Securities at Market)            $26.87     $22.10       4.77      21.6%    $26.87     $22.10       4.77      21.6%
Book Value (Securities at Cost)              $26.32     $25.01       1.31       5.2%    $26.32     $25.01       1.31       5.2%

Cash Returned to Shareholders
  Share Repurchase - dollar amount             35.1       78.2      (43.1)               186.8      158.3       28.5
  Dividends Declared  to Shareholders          56.2       54.8        1.4                114.2      110.1        4.1
                                             ------     ------      -----               ------     ------      -----
    Total Cash Returned to Shareholders        91.3      133.0      (41.7)               301.0      268.4       32.6
                                             ======     ======      =====               ======     ======      =====

  Share Repurchase - number of shares         0.750      2.313     (1.563)               4.300      5.109     (0.809)

  Dividend Declared on Common Stock -
   per share                                 $0.305     $0.290     $0.015       5.2%    $0.610     $0.580     $0.030       5.2%


                                            For the Quarter Ended June 30                 For the Six Months Ended June 30
Comprehensive Income                             2001       2000                                  2001       2000
(millions)                                      Amount     Amount                                Amount     Amount
Net Income                                       141.7      163.6                                 301.9      333.8
Foreign Currency Translation                     (19.5)      (0.9)                                (37.3)      (8.2)
Net Unrealized Gains (Losses) on Securitiies    (114.2)    (145.4)                                 64.2      (90.9)
Gains (Losses) on Derivatives                      3.7        0.0                                   9.4        0.0
Cumulative Effect of Accounting Change             0.0        0.0                                  17.6        0.0
                                                ------     ------                                ------      -----
   Comprehensive Income                           11.7       17.3                                 355.8      234.7
                                                ------     ------                                ------      -----




6/30/01                                                                                                                  PAGE 3

                                                        Financial Highlights
                                                   Unaudited [Amounts in Millions]

                                             For the Quarter Ended June 30                  For the Six Months Ended June 30
                                     --------------------------------------------    --------------------------------------------
                                      2001        2000                                2001        2000
                                     Amount      Amount      Change      % Change    Amount      Amount      Change      % Change
Consolidated Condensed
Statements of Income
Revenue:
  Insurance Premiums and Fees         833.5       892.0       (58.4)       (6.6%)   1,746.9     1,689.9        57.0          3.4%
  Investment Advisory Fees             49.6        52.2        (2.6)       (4.9%)      99.0       106.1        (7.1)        (6.7%)
  Net Investment Income               673.1       673.8        (0.8)       (0.1%)   1,346.8     1,385.0       (38.2)        (2.8%)
  Realized Gains (Losses) on
  Investments                         (17.9)      (10.4)       (7.5)                  (38.4)      (11.4)      (27.1)
  Gains (Losses) on Derivatives         0.2          --         0.2                     0.1          --         0.1
  Other                                60.4        85.1       (24.7)      (29.1%)     143.2       192.2       (49.0)       (25.5%)
                                    -------     -------     -------      -------    -------     -------     -------       -------
    Total Revenue                   1,599.0     1,692.7       (93.7)       (5.5%)   3,297.8     3,361.9       (64.1)        (1.9%)
Benefits and Expenses:
  Benefits                            855.0       877.0       (22.0)       (2.5%)   1,761.7     1,743.0        18.7          1.1%
   Underwriting, Acquisition,
   Insurance and Other Expenses       540.3       589.0       (48.8)       (8.3%)   1,111.3     1,161.3       (49.9)        (4.3%)
                                    -------     -------     -------      -------    -------     -------     -------       -------
    Total Benefits and Expenses     1,395.3     1,466.0       (70.8)       (4.8%)   2,873.0     2,904.3       (31.3)        (1.1%)
                                    -------     -------     -------      -------    -------     -------     -------       -------
    Net Income
      before Federal Taxes            203.7       226.6       (22.9)                  424.8       457.6       (32.8)        (7.2%)
Federal Income Taxes                   50.7        62.8       (12.1)                  107.3       123.8       (16.5)       (13.3%)
                                    -------     -------     -------      -------    -------     -------     -------       -------
Income before Accounting Changes
   and Minority Interest              153.0       163.8       (10.9)                  317.5       333.8       (16.4)
Cumulative Effect of Accounting
Changes                               (11.3)         --       (11.3)                  (15.6)         --       (15.6)
Minority Interest                      (0.0)        0.2        (0.3)                     --          --          --
                                    -------     -------     -------      -------    -------     -------     -------       -------
    Net Income                        141.7       163.6       (21.9)      (13.4%)     301.9       333.8       (31.9)        (9.6%)
                                    =======     =======     =======      =======    =======     =======     =======       =======

Income before Tax and Cumulative
Effect of Accounting Changes By
Segment
  Annuities                           102.6       105.3        (2.7)                  197.9       221.2       (23.3)
  Life Insurance                       90.9        93.6        (2.7)                  190.0       185.0         5.0
  Reinsurance                          49.0        36.5        12.5                   112.6        82.4        30.2
  Investment Management                 4.6        13.2        (8.6)                    8.1        32.5       (24.4)
  Lincoln UK                           21.2        26.0        (4.8)                   40.8        46.0        (5.2)
  Corporate and Other                 (64.6)      (48.0)      (16.6)                 (124.6)     (109.5)      (15.1)
                                    -------     -------     -------      -------    -------     -------     -------
    Income before Tax and
      Cumulative Effect of
      Accounting Changes              203.7       226.6       (22.9)                  424.8       457.6       (32.8)

Pre-Tax Realized Gains (Losses)
by Segment*
  Annuities                           (10.0)        0.4       (10.4)                  (12.3)        4.6       (16.9)
  Life Insurance                       (9.8)       (6.3)       (3.5)                  (18.0)      (10.1)       (7.9)
  Reinsurance                          (2.7)       (1.7)       (1.0)                   (9.7)         --        (9.7)
  Investment Management                (1.1)       (3.1)        2.0                    (1.8)       (3.3)        1.5
  Lincoln UK                            2.0        (0.2)        2.2                     2.6        (0.5)        3.1
  Corporate and Other                   4.0         0.4         3.6                     1.1        (2.0)        3.1
                                    -------     -------     -------      -------    -------     -------     -------
   Pre-Tax Realized Gains (Losses)
        on Investments and
        Derivatives                   (17.5)      (10.4)      (7.1)                   (38.2)      (11.4)      (26.8)

After-Tax Realized Gains (Losses)
by Segment*
  Annuities                            (6.5)        0.3       (6.8)                    (8.0)        3.0       (11.0)
  Life Insurance                       (6.3)       (4.0)      (2.3)                   (11.7)       (6.4)       (5.3)
  Reinsurance                          (1.7)       (1.1)      (0.6)                    (6.4)        0.1        (6.5)
  Investment Management                (0.7)       (2.0)       1.3                     (1.2)       (2.1)        0.9
  Lincoln UK                            1.4        (0.1)       1.5                      1.8        (0.4)        2.2
  Corporate and Other                   2.6         0.3        2.3                      0.7        (1.3)        2.0
                                    -------     -------     -------      -------    -------     -------     -------
   After-Tax Realized Gains (Losses)
       on Investments and
       Derivatives                    (11.2)       (6.7)      (4.5)                   (24.7)       (7.1)      (17.6)

* Includes both realized gains (losses) on investments and gains (losses) on derivatives.





6/30/01                                                                                                          PAGE 4

                                                  Financial Highlights
                          Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

                                                                                        As of
                                                      -----------------------------------------------------------------
                                                               June            December
                                                               2001              2000
                                                              Amount            Amount          Change         % Change
                                                      -----------------------------------------------------------------
Consolidated Condensed Balance Sheets
Assets:
Investments:
  Securities Available for Sale:
    Fixed Maturities                                        27,873.9          27,449.8           424.1             1.5%
    Equities                                                   534.1             549.7           (15.6)           (2.8%)
  Mortgage Loans on Real Estate                              4,652.8           4,663.0           (10.1)           (0.2%)
  Real Estate                                                  306.9             282.0            24.9             8.8%
  Policy Loans                                               1,947.4           1,960.9           (13.5)           (0.7%)
  Other Long-Term Investments                                  480.9             463.3            17.6             3.8%
                                                           ---------         ---------       ---------        ---------
    Total Investments                                       35,796.0          35,368.6           427.3             1.2%
Other Assets:
  Assets Held in Separate Accounts                          47,140.2          50,579.9        (3,439.8)           (6.8%)
  Other Assets                                              13,495.1          13,895.5          (400.4)           (2.9%)
                                                           ---------         ---------       ---------        ---------
   Total Assets                                             96,431.2          99,844.1        (3,412.8)           (3.4%)
                                                           =========         =========       =========        =========
Liabilities and Shareholders' Equity
Liabilities:
  Insurance and Investment Contract Liabilities             39,947.1          40,105.2          (158.1)           (0.4%)
  Liabilities Related to Separate Accounts                  47,140.2          50,579.9        (3,439.8)           (6.8%)
  Other Liabilities                                          4,288.0           4,204.9            83.1             2.0%
                                                           ---------         ---------       ---------        ---------
    Total Liabilities                                       91,375.3          94,890.0        (3,514.7)           (3.7%)
Shareholders' Equity:
  Net Unrealized Gains(Losses) on Securities                   103.1              12.0            91.1           756.0%
  Other Shareholders' Equity                                 4,952.8           4,942.0            10.8             0.2%
                                                           ---------         ---------       ---------        ---------
    Total Shareholders' Equity                               5,055.9           4,954.1           101.9             2.1%
                                                           ---------         ---------       ---------        ---------
    Total Liabilities and Shareholders' Equity              96,431.2          99,844.1        (3,412.8)           (3.4%)
                                                           =========         =========       =========        =========

                                                      -----------------------------------------------------------------
                                                                              As of June 30
                                                      -----------------------------------------------------------------
($ billions)                                                    2001             2000
                                                              Amount            Amount         Change         % Change
                                                      -----------------------------------------------------------------
Domestic Retail Account Balances:
Annuities Segment - Fixed Annuities                           15.628            15.909          (0.281)           (1.8%)
Annuities Segment - Variable Annuities                        36.961            43.097          (6.136)          (14.2%)
Annuities Segment - Life Insurance                             0.157             0.165          (0.008)           (5.1%)
Life Insurance Segment - Life Insurance                       11.066            10.538           0.528             5.0%
Investment Management - Annuities                             12.483            14.861          (2.378)          (16.0%)
Investment Management - Mutual Funds                          11.748            13.604          (1.856)          (13.6%)
Investment Management - Wrap Fee & Other                       1.823             1.331           0.492            37.0%
                                                           ---------         ---------       ---------        ---------
   Total Domestic Account Balance                             89.866            99.505          (9.639)           (9.7%)
                                                           =========         =========       =========        =========
Assets Managed by Advisor:
Investment Management Segment                                 86.286            89.867          (3.580)           (4.0%)
Lincoln UK                                                     7.027             8.058          (1.031)          (12.8%)
Policy Loans (within business units)                           1.947             1.915           0.033             1.7%
Non-LNC Affiliates                                            33.246            37.706          (4.460)          (11.8%)
                                                           ---------         ---------       ---------        ---------
   Total Assets Managed                                      128.507           137.546          (9.039)           (6.6%)
                                                           =========         =========       =========        =========



                                                     Eleven-Year Summary
                                       Unaudited [Millions of Dollars except Per Share Data]



For the Year Ended December 31                  2000      1999      1998     1997     1996     1995
---------------------------------------------------------------------------------------------------
Revenue
  Annuities                                   2133.7    2115.8    2068.1   2023.0   1805.0   1877.1
  Life Insurance                              1819.0    1760.4    1378.5    544.8    549.2    514.9
  Reinsurance                                 1769.3    1829.7    1577.7   1387.5   1561.8   1417.4
  Investment Management                        490.3     495.5     491.9    459.1    410.5    290.5
  Lincoln UK                                   438.2     446.6     439.7    427.3    393.2    351.5
  Employee Life - Health Benefits
  Corporate & Other                            201.1     155.7     131.1     56.8     13.8    135.1
                                             -------   -------   -------  -------  -------  -------
       Total Revenue                          6851.5    6803.7    6087.1   4898.5   4733.6   4586.5
                                             =======   =======   =======  =======  =======  =======
Income from Operations*
  Annuities                                    362.0     299.4     262.4    223.0    174.6    175.2
  Life Insurance                               259.9     212.0     149.2     39.9     41.2     35.4
  Reinsurance                                  122.5      40.1     104.9   (150.1)    74.8    (70.5)
  Investment Management                         44.1      61.0      43.9     18.1     18.6     20.6
  Lincoln UK                                    61.0     (13.9)     70.9   (108.3)    66.0     45.9
  Employee Life - Health Benefits
  Corporate & Other                           (130.5)   (123.2)   (100.9)   (73.2)   (76.5)   (65.7)
                                             -------   -------   -------  -------  -------  -------
       Total Income from Cont Oper             719.1     475.5     530.4    (50.6)   298.8    140.8
  Discontinued Operations                                                   110.1    135.3    165.6
                                             -------   -------   -------  -------  -------  -------
       Income from Operations                  719.1     475.5     530.4     59.4    434.1    306.5
                                             =======   =======   =======  =======  =======  =======

Net Income
  Annuities                                    358.6     291.5     273.8    263.3    204.3    248.8
  Life Insurance                               249.3     211.5     127.5     39.1     51.8     40.6
  Reinsurance                                  122.3      40.6     102.3   (133.8)    86.8    (59.6)
  Investment Management                         37.0      51.6      44.4     25.1     25.0     27.4
  Lincoln UK                                   (13.2)    (18.2)     71.7   (106.8)    66.0     45.7
  Employee Life - Health Benefits
  Corporate & Other                           (132.5)   (116.7)   (109.9)   (64.6)   (77.5)    (1.4)
                                             -------   -------   -------  -------  -------  -------
       Total Net Inc from Cont Oper            621.4     460.4     509.8     22.2    356.4    301.4
  Discontinued Operations                                                   911.8    157.2    180.8
                                             -------   -------   -------  -------  -------  -------
       Total Net Income                        621.4     460.4     509.8    934.0    513.6    482.2
                                             -------   -------   -------  -------  -------  -------
Cumulative effect of accounting change
       Total Net Income                        621.4     460.4     509.8    934.0    513.6    482.2
                                             =======   =======   =======  =======  =======  =======
OTHER DATA

 Assets                                      99844.1  103095.7   93836.3  77174.7  71713.4  63257.7

Shareholders' Equity:
 Securities and Derivatives at Market         4954.1    4263.9    5387.9   4982.9   4470.0   4378.1
 Securities and Derivatives at Cost           4942.0    4729.6    4835.6   4546.9   4057.1   3679.9
 Average Equity (Sec & Deriv at Cost)         4831.9    4818.7    4685.6   4214.1   3866.0   3550.5

Common Shares Outstanding:  (millions)
 End of Period - Diluted                       195.2     197.0     203.4    204.7    209.5    210.3
 Average for the Period - Diluted              194.9     200.4     203.3    208.0    210.7    209.5

Per Share Data (Diluted)
 Income (Loss) from Continuing
Operations                                     $3.69     $2.37     $2.61   ($0.24)   $1.42    $0.67
 Income from Operations *                      $3.69     $2.37     $2.61    $0.29    $2.06    $1.46
 Net Income from Continuing Operations         $3.19     $2.30     $2.51    $0.11    $1.69    $1.44
 Net Income                                    $3.19     $2.30     $2.51    $4.49    $2.44    $2.30

 Shareholders' Equity:
 Shareholders' Equity
(Sec & Deriv at Market)                       $25.92    $21.76    $26.59   $24.63   $21.50   $20.95
 Shareholders' Equity
(Sec & Deriv at Cost)                         $25.85    $24.14    $23.86   $22.48   $19.51   $17.61
 Dividends Declared (Common Stock)            $1.175    $1.115    $1.055   $0.995   $0.935   $0.875

Return on Equity (see page 32)
  Net Income/Average Equity                     12.9%      9.6%     10.9%    22.2%    13.3%    13.6
  Inc from Operations/Average Equity            14.9%      9.9%     11.3%     1.4%    11.2%     8.6

 Market Value of Common Stock
  High for the Year                          $56.375   $57.500   $49.438  $39.063  $28.500  $26.875
  Low for the Year                           $22.625   $36.000   $33.500  $24.500  $20.375  $17.313
  Close for the Year                         $47.313   $40.000   $40.907  $39.063  $26.250  $26.875


                                                                                          Ten-year
                                                                                          compound
                                                                                            growth
For the Year Ended December 31                  1994      1993     1992     1991     1990   annual
--------------------------------------------------------------------------------------------------
Revenue
  Annuities                                   1506.2    1603.8   1336.2   1216.7   1073.7      7.1%
  Life Insurance                               466.2     477.5    444.4    417.3    371.7     17.2%
  Reinsurance                                 1267.4    1101.9   1074.6    774.3    741.6      9.1%
  Investment Management
  Lincoln UK                                   216.0     174.9    180.6    169.6    161.1     10.5%
  Employee Life - Health Benefits              314.9    1297.3   1241.6   2646.3   2454.2
  Corporate & Other                            161.8     281.7    464.7    300.4    173.2
                                             -------   -------   -------  -------  -------  -------
       Total Revenue                          3932.5    4937.1   4742.1   5524.6   4975.5      3.3%
                                             =======   =======   =======  =======  =======  =======
Income from Operations*
  Annuities                                    142.4     127.1     89.4     58.3     55.2     20.7%
  Life Insurance                                34.2      37.8     46.8     31.5     25.9     25.9%
  Reinsurance                                   51.6      22.4     38.7     31.4     55.7     14.0%
  Investment Management
  Lincoln UK                                    17.2      11.9      9.2     14.3     13.3     27.0%
  Employee Life - Health Benefits               14.1      54.3     40.8     43.5     53.2
  Corporate & Other                            (40.9)    (55.9)   (73.0)   (70.7)   (90.4)
                                             -------   -------   -------  -------  -------  -------
       Total Income from Cont Oper             218.6     197.6    151.9    108.3    112.9     21.7%
  Discontinued Operations                      171.1     145.9     88.7     69.4    100.9
                                             -------   -------   -------  -------  -------  -------
       Income from Operations                  389.7     343.5    240.6    177.7    213.8     12.9%
                                             =======   =======   =======  =======  =======  =======
Net Income
  Annuities                                    142.4     127.1     89.4     58.3     55.2     20.6%
  Life Insurance                                34.2      37.8     46.8     31.5     25.9     25.4%
  Reinsurance                                   52.2      20.7     38.7     31.4     55.7      8.2%
  Investment Management
  Lincoln UK                                    18.5      12.6      9.2     14.3     13.3
  Employee Life - Health Benefits               14.4      55.3     40.8     43.5     53.2
  Corporate & Other                            (96.2)   (177.1)    45.6    (46.5)  (127.6)
                                             -------   -------   -------  -------  -------  -------
       Total Net Inc from Cont Oper            165.5      76.4    270.5    132.5     75.7     23.4%
  Discontinued Operations                      184.4     242.5     88.7     69.4    100.9
                                             -------   -------   -------  -------  -------  -------
       Total Net Income                        349.9     318.9    359.2    201.9    176.6     13.4%
                                             -------   -------   -------  -------  -------  -------
Cumulative effect of accounting change
       Total Net Income                        349.9     318.9    359.2    201.9    176.6     13.4%
                                             =======   =======   =======  =======  =======  =======
OTHER DATA

 Assets                                      48864.8   47825.1  39042.2  33660.3  27597.3     13.7%

Shareholders' Equity:
 Securities and Derivatives at Market         3042.1    4072.3   2826.8   2655.8   2279.5      8.1%
 Securities and Derivatives at Cost           3353.1    3157.6   2664.1   2445.8   2213.2      8.4%
 Average Equity (Sec & Deriv at Cost)         3288.6    3009.0   2575.0   2335.3   2086.6      8.8%

Common Shares Outstanding:  (millions)
 End of Period - Diluted                       208.3     208.3    187.7    185.4    176.3
 Average for the Period - Diluted              208.7     206.1    186.8    189.2    175.2

Per Share Data (Diluted)
 Income (Loss) from Continuing
Operations                                     $1.05     $0.96    $0.81    $0.57    $0.64     19.1%
 Income from Operations *                      $1.87     $1.67    $1.29    $0.94    $1.22     11.7%
 Net Income from Continuing Operations         $0.79     $0.37    $1.45    $0.70    $0.43     22.1%
 Net Income                                    $1.68     $1.55    $1.92    $1.07    $1.01     12.2%

 Shareholders' Equity:
 Shareholders' Equity
(Sec & Deriv at Market)                       $14.67    $19.69   $15.13   $14.35   $12.95      7.2%
 Shareholders' Equity
(Sec & Deriv at Cost)                         $16.17    $15.27   $14.26   $13.21   $12.57      7.5%
 Dividends Declared (Common Stock)            $0.830    $0.775   $0.738   $0.693   $0.658      6.0%

Return on Equity (see page 32)
  Net Income/Average Equity                     10.6%     10.6%    13.9%     8.6%     8.5%
  Inc from Operations/Average Equity            11.8%     11.4%     9.3%     7.6%    10.2%

 Market Value of Common Stock
  High for the Year                          $22.188   $24.125  $19.032  $13.813  $15.338
  Low for the Year                           $17.313   $17.344  $12.625  $9.500    $7.688
  Close for the Year                         $17.500   $21.750  $18.500  $13.688  $10.750     16.0%

* "Income from Operations" is defined as "Net income less realized gain (loss) on investments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."





                                                                                                                           PAGE 6


Quarterly Summary
Unaudited [Millions of Dollars except Per Share Data]

                            Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun
For the Quarter Ended      1998     1998     1999     1999     1999     1999     2000     2000     2000     2000     2001     2001

Revenue
  Annuities               493.3    512.9    524.4    533.0    520.5    538.0    548.7    530.5    532.1    522.3    510.4    512.1
  Life Insurance          292.8    470.7    424.0    426.3    437.1    473.1    441.7    444.2    453.2    479.9    459.6    455.7
  Reinsurance             385.9    457.2    420.6    426.2    404.1    578.8    394.4    457.2    454.4    463.2    508.0    448.7
  Investment Management   110.7    127.9    126.8    123.2    118.8    126.6    125.8    120.7    123.8    120.0    112.3    110.3
  Lincoln UK              102.8    109.2    119.1    113.1    110.5    103.8    112.8    108.2    112.8    104.3     84.9     68.9
  Corporate & Other        32.1     35.9     60.4     56.6     51.1    (12.4)    45.7     31.9     39.7     83.8     23.5      3.3
                         ------   ------  -------  -------  -------   ------   ------   ------   ------   ------   ------   ------
       Total Revenue     1417.6   1714.0   1675.4   1678.3   1642.1   1807.9   1669.2   1692.7   1716.1   1773.5   1698.8   1599.0
                         ======   ======  =======  =======  =======   ======   ======   ======   ======   ======   ======   ======

Income from Operations*
  Annuities                65.5     63.2     74.4     75.9     75.4     73.7     88.5     84.1    102.9     86.4     82.3     90.8
  Life Insurance           36.2     51.9     48.1     54.4     52.6     57.0     60.4     62.4     66.5     70.6     68.6     67.1
  Reinsurance              29.1     25.3     33.8     23.7      2.2    (19.5)    31.9     25.8     28.2     36.6     46.8     34.1
  Investment Management     7.4     14.6     15.4     14.3     14.7     16.5     12.4     13.1      9.9      8.7      2.4      3.7
  Lincoln UK               17.7     18.8     18.1     19.0     16.2    (67.1)    15.7     19.3     10.6     15.5     14.4     16.2
  Corporate & Other       (25.1)   (34.3)   (34.0)   (35.6)   (29.7)   (23.9)   (38.3)   (31.7)   (27.3)   (33.1)   (35.9)   (43.8)
                         ------   ------  -------  -------  -------   ------   ------   ------   ------   ------   ------   ------
       Income from
         Operations       130.7    139.4    155.7    151.8    131.4     36.6    170.6    173.0    190.7    184.7    178.6    168.1
                         ======   ======  =======  =======  =======   ======   ======   ======   ======   ======   ======   ======

Net Income
  Annuities                56.0     64.9     76.8     76.4     68.4     69.9     91.2     84.4     93.8     89.2     76.6     79.9
  Life Insurance           35.2     45.8     46.3     51.5     54.0     59.7     58.1     58.4     67.4     65.4     62.9     53.5
  Reinsurance              24.0     23.9     34.5     24.0     (0.7)   (17.1)    33.1     24.7     26.0     38.5     42.0     30.2
  Investment Management     3.6     16.4      3.4     14.0     14.4     19.8     12.3      8.4      9.7      6.6      2.0      2.9
  Lincoln UK               17.8     19.2     18.0     20.0     16.4    (72.6)    15.5     19.1    (29.9)   (17.9)    14.8     17.6
  Corporate & Other       (23.1)   (44.6)   (33.9)   (37.6)   (20.2)   (25.1)   (39.9)   (31.4)   (28.3)   (32.8)   (38.1)   (42.4)
                         ------   ------  -------  -------  -------   ------   ------   ------   ------   ------   ------   ------
       Total Net Income   113.4    125.6    145.1    148.4    132.3     34.6    170.2    163.6    138.6    148.9    160.2    141.7
                         ======   ======  =======  =======  =======   ======   ======   ======   ======   ======   ======   ======

OTHER DATA

Assets                  84606.2  93836.3  95350.3  98261.4  96500.7 103095.7 106340.0 103847.6 103243.1  99844.1  94122.4  96431.2

Shareholders' Equity
  Beg of Period (Sec &
    Deriv at Market)     5054.2   5527.6   5387.9   5107.4   4817.4   4662.2   4263.9   4340.4   4223.7   4538.6   4954.1   5096.4
  End of Period (Sec &
    Deriv at Market)     5527.6   5387.9   5107.4   4817.4   4662.2   4263.9   4340.4   4223.7   4538.6   4954.1   5096.4   5055.9
  End of Period (Sec &
    Deriv at Cost)       4753.9   4835.6   4852.8   4818.5   4766.0   4729.6   4751.6   4780.3   4876.3   4942.0   4882.7   4952.8
  Average Equity (Sec &
    Deriv at Cost)       4718.3   4795.4   4872.5   4834.2   4793.9   4774.2   4791.5   4753.0   4867.2   4915.7   4953.7   4920.2

Common Shares
  Outstanding
  Average for the
    Period - Diluted      203.9    203.3    203.6    201.9    199.0    197.1    195.8    194.0    195.6    195.6    193.7    192.0
  End of Period -
    Diluted               203.9    203.4    203.2    200.9    196.9    197.0    195.1    193.7    196.2    195.2    191.3    192.9

Per Share Data (Diluted)
 Income from Operations * $0.64    $0.69    $0.76    $0.75    $0.66    $0.19    $0.87    $0.89    $0.98    $0.94    $0.92    $0.88
 Net Income               $0.56    $0.62    $0.71    $0.73    $0.66    $0.18    $0.87    $0.84    $0.71    $0.76    $0.83    $0.74

Shareholders' Equity
 Shareholders' Equity
   (Sec & Deriv
      at Market          $27.28   $26.59   $25.30   $24.18   $23.76   $21.76   $22.45   $22.10   $23.67   $25.92   $27.09   $26.87
 Shareholders' Equity
   (Sec & Deriv at Cost) $23.47   $23.86   $24.04   $24.18   $24.28   $24.14   $24.58   $25.01   $25.43   $25.85   $25.96   $26.32
 Dividends Declared
   (Com Stk)             $0.260   $0.275   $0.275   $0.275   $0.275   $0.290   $0.290   $0.290   $0.290   $0.305   $0.305   $0.305

Return on Equity
  (see page 32)
  Net Income/
    Average Equity         9.6%    10.5%    11.9%    12.3%    11.0%     2.9%    14.2%    13.8%    11.4%    12.1%    12.9%    11.5%
  Inc from Operations/
    Average Equity        11.1%    11.6%    12.8%    12.6%    11.0%     3.1%    14.2%    14.6%    15.7%    15.0%    14.4%    13.7%

 Market Value of
   Common Stock
 Highest Price          $49.438  $43.344  $50.250  $53.438  $57.500  $48.313  $41.375  $40.063  $56.375  $50.938  $48.250  $52.300
 Lowest Price           $41.125  $33.500  $39.281  $45.688  $36.000  $36.500  $22.625  $29.000  $35.625  $40.875  $38.000  $41.280
                        -------   ------  -------  -------  -------   ------   ------   ------   ------   ------   ------  -------
 Closing Price          $41.125  $40.906  $49.438  $52.313  $37.563  $40.000  $33.500  $36.125  $48.125  $47.313  $42.470  $51.750
                        -------   ------  -------  -------  -------   ------   ------   ------   ------   ------   ------  -------

* "Income from Operations" is defined as "net income less realized gain (loss) on investments and associated items, gain (loss)
   on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."





6/30/2001                                                                                                               PAGE 7


Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]
                                                                                                                    Investment
For the Quarter Ended June 30                 Annuities            Life Insurance          Reinsurance              Management

                                          Jun         Jun         Jun         Jun         Jun         Jun         Jun         Jun
                                         2001        2000        2001        2000        2001        2000        2001        2000
Operating Revenue
  Life and annuity premiums              32.5        16.8        50.7        56.3       261.9       229.1
  Surrender charges                       8.5        11.2        13.5        16.5         0.4         1.4
  Mortality assessments                                         124.8       114.5         0.0         0.0
  Expense assessments                   138.0       155.7        45.3        44.1        (0.0)       (0.0)
  Health premiums                                                 0.0         0.0        94.9       142.6
  Investment advisory fees                                                                                       72.7        80.2
  Other revenue and fees                  3.9         0.6         3.8         3.6        15.0        11.9        25.7        31.0
  Net investment income                 339.3       345.8       227.4       215.5        79.2        73.7        13.0        12.6
  Earnings in Unconsolidated
    Affiliates                                                                            0.0         0.2
                                        -----       -----       -----      ------      ------       -----       -----       -----
      Operating Revenue                 522.1       530.1       465.5       450.5       451.4       458.9       111.4       123.8
                                        -----       -----       -----      ------      ------       -----       -----       -----

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits     72.6        65.7       103.5        96.3       181.6       173.5
    Div accum & div to policyholders                             19.0        18.7         1.2         1.5
    Interest credited to policy bal.    209.7       219.4       141.2       128.7         8.7         8.6
    Health policy benefits                                       0.0         0.0         89.6       116.8
  Underwriting, acquisition,
    insurance and other expenses        126.0       139.8        92.0       100.9       115.8       117.2       101.6        99.3
  Goodwill amortization                   0.3         0.3         5.9         5.9         0.4         0.4         4.1         4.1
  Interest                                                                                2.3         2.7                     0.0
                                        -----       -----       -----      ------      ------       -----       -----       -----
   Operating Benefits and Expenses      408.6       425.2       361.7       350.6       399.7       420.6       105.7       103.3
                                        -----       -----       -----      ------      ------       -----       -----       -----

         Income from Operations Before  113.6       104.8       103.8        99.9        51.7        38.2         5.7        20.5
         Tax
  Federal income taxes                   22.8        20.7        36.7        37.4        17.6        12.4         2.0         7.4
                                        -----       -----       -----      ------      ------       -----       -----       -----
         Income from Operations          90.8        84.1        67.1        62.4        34.1        25.8         3.7        13.1
                                        -----       -----       -----      ------      ------       -----       -----       -----

  Restructuring charges                  (0.6)                   (2.0)                                                       (2.7)
  Realized gains (losses) on investments (6.7)        0.3        (6.4)       (4.0)       (1.7)       (1.1)       (0.7)       (2.0)
  Gains (losses) on derivatives           0.1                     0.1                    (0.0)
                                        -----       -----       -----      ------      ------       -----       -----       -----
Income before Accounting Changes         83.6        84.4        58.8        58.4        32.4        24.7         3.0         8.4
  Cumulative effect of accounting        (3.7)                   (5.3)                   (2.2)                   (0.1)
  changes                               -----       -----       -----      ------      ------       -----       -----       -----
      Net Income                         79.9        84.4        53.5        58.4        30.2        24.7         2.9         8.4
                                        =====       =====       =====      ======      ======       =====       =====       =====

Inc. from Oper.-before Goodwill Amort.   91.1        84.4        73.0        68.4        34.6        26.3         7.7        17.1
                                        -----       -----       -----      ------      ------       -----       -----       -----

                                                                   Corporate and          Consolidating
                                             Lincoln UK          Other Operations          Adjustments             Consolidated

                                          Jun         Jun         Jun         Jun         Jun         Jun         Jun         Jun
                                         2001        2000        2001        2000        2001        2000        2001        2000
Operating Revenue
  Life and annuity premiums               8.8        34.8                                                       353.9       337.1
  Surrender charges                                                                       0.5         0.7        22.8        29.8
  Mortality assessments                   8.9         8.0                                                       133.7       122.5
  Expense assessments                    31.4        44.3                                12.8        14.5       227.5       258.6
  Health premiums                         0.7         1.5         0.0         0.0                                95.7       144.0
  Investment advisory fees                                                              (23.1)      (28.0)       49.6        52.2
  Other revenue and fees                  0.1         1.3        68.2        83.6       (56.3)      (43.2)       60.3        88.7
  Net investment income                  16.9        18.5        22.7        21.9       (25.6)      (14.3)      673.1       673.8
  Earnings in Unconsolidated Affiliates                                      (3.8)                                0.0        (3.6)
                                        -----       -----       -----      ------      ------       -----       -----      ------
      Operating Revenue                  66.9       108.4        91.0       101.7       (91.7)      (70.3)     1616.5      1703.0
                                        -----       -----       -----      ------      ------       -----       -----      ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits     15.9        34.6                                                       373.6       370.1
    Div accum & div to policyholders                                                                             20.2        20.2
    Interest credited to policy bal.                                                     10.0        10.2       369.7       366.8
    Health policy benefits                2.0         2.9        (0.1)        0.2                                91.5       119.9
  Underwriting, acquisition,
    insurance and other expenses         29.7        43.5       102.5        97.6       (76.1)      (60.9)      491.4       537.5
  Goodwill amortization                   0.2         1.3                                (0.0)                   10.9        12.0
  Interest                                                       55.3        55.4       (25.6)      (22.7)       32.0        35.4
                                        -----       -----       -----      ------      ------       -----      ------      ------
    Operating Benefits and Expenses      47.7        82.2       157.7       153.2       (91.7)      (73.4)     1389.3      1461.9
                                        -----       -----       -----      ------      ------       -----      ------      ------

         Income from Operations Before   19.1        26.2       (66.7)      (51.5)        0.0         3.1       227.2       241.1
         Tax
  Federal income taxes                    2.9         6.9       (22.9)      (17.0)                   (0.0)       59.1        67.9

                                        -----       -----       -----      ------      ------       -----      ------      ------
         Income from Operations          16.2        19.3       (43.8)      (34.8)        0.0         3.1       168.1       173.0
                                        -----       -----       -----      ------      ------       -----      ------      ------

  Restructuring charges                                          (1.2)                                           (3.9)       (2.7)
  Realized gains (losses) on investments  1.4        (0.1)        1.9        10.8         0.8       (10.5)      (11.5)       (6.7)
  Gains (losses) on derivatives                                  (0.1)                                            0.2
                                        -----       -----       -----      ------      ------       -----      ------      ------
Income before Accounting Changes         17.6        19.1       (43.2)      (24.0)        0.8        (7.4)      153.0       163.6
  Cumulative effect of accounting
  changes                                                                                                       (11.3)
                                        -----       -----       -----      ------      ------       -----      ------      ------
      Net Income                         17.6        19.1       (43.2)      (24.0)        0.8        (7.4)      141.7       163.6
                                        =====       =====       =====      ======      ======       =====      ======      ======

Inc. from Oper.-before Goodwill Amort.   16.4        20.5       (43.8)      (34.8)                    3.1       179.0       185.0
                                        -----       -----       -----      ------      ------       -----      ------      ------




6/30/2001                                                                                                             PAGE 7 A


                                               Reconciliation of Business Segments to Consolidated Income Statement
                                                                Unaudited [Millions of Dollars]
                                                                                                                    Investment
For the Six Months Ended June 30             Annuities            Life Insurance           Reinsurance              Management

                                          Jun         Jun         Jun         Jun         Jun         Jun         Jun         Jun
                                         2001        2000        2001        2000        2001        2000        2001        2000
Operating Revenue
  Life and annuity premiums              51.6        30.0       101.5       109.2       581.9       456.5
  Surrender charges                      17.5        22.3        30.6        32.7         1.2         2.0
  Mortality assessments                                         249.1       226.7         0.0         0.0
  Expense assessments                   279.5       310.8        92.7        89.4        (0.0)       (0.0)
  Health premiums                                                 0.1         0.1       199.1       199.5
  Investment advisory fees                                                                                      145.3       161.2
  Other revenue and fees                  5.6         2.8         8.9         6.8        26.2        27.7        52.0        62.9
  Net investment income                 680.7       708.7       450.4       431.2       157.1       164.7        27.1        25.6
  Earnings in Unconsolidated
    Affiliates                                                                            0.9         1.2
                                       ------      ------       -----       -----       -----       -----       -----       -----
      Operating Revenue                1034.9      1074.6       933.4       896.0       966.5       851.6       224.4       249.8
                                       ------      ------       -----       -----       -----       -----       -----       -----

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits    142.4       127.3       203.4       194.6       411.1       338.9
    Div accum & div to policyholders                             36.6        39.1         2.5         2.8
    Interest credited to policy bal.    419.1       447.5       279.5       255.0        17.9        17.5
    Health policy benefits                                        0.0         0.1       187.1       226.9
  Underwriting, acquisition,
    insurance and other expenses        260.6       284.4       190.8       200.3       219.6       177.3       206.4       201.8
  Goodwill amortization                   0.6        (1.2)       11.8        11.8         0.9         0.9         8.1         8.1
  Interest                                                                                5.1         5.0                     0.0
                                       ------      ------       -----       -----       -----       -----       -----       -----
    Operating Benefits and Expenses     822.7       858.0       722.1       700.9       844.2       769.2       214.5       209.9
                                       ------      ------       -----       -----       -----       -----       -----       -----

         Income from Operations Before  212.2       216.6       211.2       195.1       122.3        82.4         9.9        39.9
         Tax
  Federal income taxes                   39.1        44.0        75.5        72.2        41.4        24.7         3.8        14.3
                                       ------      ------       -----       -----       -----       -----       -----       -----
         Income from Operations         173.1       172.6       135.7       122.9        80.9        57.7         6.1        25.5
                                       ------      ------       -----       -----       -----       -----       -----       -----

  Restructuring charges                  (1.3)                   (2.0)                                                       (2.7)
  Realized gains (losses) on investments (8.1)        3.0       (11.8)       (6.4)       (6.4)        0.1        (1.2)       (2.1)
  Gains (losses) on derivatives           0.0                     0.1                     0.0
                                       ------      ------       -----       -----       -----       -----       -----       -----
Income before Accounting Changes        163.8       175.6       122.0       116.5        74.6        57.8         4.9        20.7
  Cumulative effect of accounting        (7.3)                   (5.5)                   (2.4)                   (0.1)
  changes                              ------      ------       -----       -----       -----       -----       -----       -----
      Net Income                        156.5       175.6       116.5       116.5        72.2        57.8         4.8        20.7
                                       ======      ======       =====       =====       =====       =====       =====       =====

Inc. from Oper.-before Goodwill Amort.  173.7       171.4       147.6       134.7        81.8        58.6        14.2        33.6
                                       ------      ------       -----       -----       -----       -----       -----       -----

                                                                  Corporate and          Consolidating
                                            Lincoln UK           Other Operations         Adjustments              Consolidated

                                          Jun         Jun         Jun         Jun         Jun         Jun         Jun         Jun
                                         2001        2000        2001        2000        2001        2000        2001        2000
Operating Revenue
  Life and annuity premiums              21.0        72.4                                                       756.0       668.2
  Surrender charges                                                                       1.2         1.5        50.6        58.5
  Mortality assessments                  18.3        14.2                                                       267.4       241.0
  Expense assessments                    75.1        90.9                                25.0        28.7       472.4       519.7
  Health premiums                         1.4         2.9         0.0         0.0                               200.5       202.5
  Investment advisory fees                                                              (46.2)      (55.1)       99.0       106.1
  Other revenue and fees                  0.7         3.7       143.2       178.2       (94.2)      (87.2)      142.3       194.8
  Net investment income                  34.8        37.4        46.0        45.5       (49.3)      (28.2)     1346.8      1385.0
  Earnings in Unconsolidated
  Affiliates                                                                 (3.8)                                0.9        (2.6)
                                       ------      ------       -----       -----       -----       -----       -----       -----
      Operating Revenue                 151.2       221.6       189.1       219.9      (163.5)     (140.3)     3336.0      3373.2
                                       ------      ------       -----       -----       -----       -----       -----       -----

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits     35.7        65.3                                                       792.5       726.2
    Div accum & div to policyholders                                                                             39.1        41.9
    Interest credited to policy bal.                                                     20.2        20.6       736.7       740.7
    Health policy benefits                6.2         7.1        (0.1)        0.2                               193.3       234.2
  Underwriting, acquisition,
    insurance and other expenses         70.8        99.9       206.8       218.7      (138.8)     (119.3)     1016.2      1063.2
  Goodwill amortization                   0.3         2.6                                (0.0)                   21.7        22.2
  Interest                                                      110.7       111.5       (49.3)      (44.7)       66.5        71.7
                                       ------      ------       -----       -----       -----       -----       -----       -----
    Operating Benefits and Expenses     113.0       175.0       317.4       330.4      (167.8)     (143.3)     2866.1      2900.1
                                       ------      ------       -----       -----       -----       -----       -----       -----

         Income from Operations Before   38.2        46.5      (128.3)     (110.5)        4.3         3.1       469.9       473.1
         Tax
  Federal income taxes                    7.6        11.6       (45.5)      (37.4)        1.3        (0.0)      123.2       129.5

                                       ------      ------       -----       -----       -----       -----       -----       -----
         Income from Operations          30.6        35.0       (82.7)      (73.1)        3.0         3.1       346.7       343.6
                                       ------      ------       -----       -----       -----       -----       -----       -----
  Restructuring charges                                          (1.2)                                           (4.5)       (2.7)
  Realized gains (losses) on
  investments                             1.8        (0.4)        0.0         9.2         0.8       (10.5)      (24.8)       (7.1)
  Gains (losses) on derivatives                                                                                   0.1
                                       ------      ------       -----       -----       -----       -----       -----       -----
Income before Accounting Changes         32.4        34.6       (83.9)      (63.9)        3.8        (7.4)      317.5       333.8
  Cumulative effect of
    accounting changes                                           (0.3)                                          (15.6)
                                       ------      ------       -----       -----       -----       -----       -----       -----
      Net Income                         32.4        34.6       (84.3)      (63.9)        3.8        (7.4)      301.9       333.8
                                       ======      ======       =====       =====       =====       =====       =====       =====

Inc. from Oper.-before Goodwill Amort    30.9        37.6       (82.7)      (73.1)        3.0         3.1       368.5       365.9
                                       ------      ------       -----       -----       -----       -----       -----       -----




                                              Statement of Consolidated Income
                                               Unaudited [Millions of Dollars]



For the Year Ended December 31                                                                     1996
--------------------------------------------------------------------------------------------------------
Operating Revenue
  Life and annuity premiums                                                                       728.7
  Surrender charges                                                                                40.9
  Mortality assessments                                                                           180.8
  Expense assessments                                                                             491.8
  Health premiums                                                                                 790.4
  Investment advisory fees                                                                        180.8
  Other revenue and fees                                                                          138.2
  Net investment income                                                                          2087.9
  Earnings in Unconsolidated Affiliates                                                             1.4
                                                                                                -------
      Operating Revenue                                                                          4641.1
                                                                                                -------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                                                              835.7
    Div accum & div to policyholders                                                               33.4
    Interest credited to policy bal.                                                             1167.2
    Health policy benefits                                                                        673.6
  Underwriting, acquisition,
    insurance and other expenses                                                                 1417.0
  Goodwill amortization                                                                            13.9
  Interest                                                                                         84.7
                                                                                                -------
    Operating Benefits and Expenses                                                              4225.4
                                                                                                -------
         Income from Operations Before Tax                                                        415.7

  Federal income taxes                                                                            116.9
                                                                                                -------
         Income from Continuing Operations                                                        298.8
                                                                                                -------
  Discontinued Operations                                                                         157.2
  Restructuring charges
  Realized gains (losses) on investments                                                           57.6
  Gains(losses) on derivatives
                                                                                                -------
Income before Accounting Changes                                                                  513.6
  Cumulative Effect of Accounting Changes
                                                                                                -------
      Net Income                                                                                  513.6
                                                                                                =======

For the Quarter Ended                             Sep       Dec       Mar       Jun       Sep       Dec
                                                 1998      1998      1999      1999      1999      1999
--------------------------------------------------------------------------------------------------------
Operating Revenue
  Life and annuity premiums                     230.8     348.0     284.2     274.0     263.8     361.1
  Surrender charges                              21.5      26.9      25.5      27.1      28.4      29.2
  Mortality assessments                          67.7     130.0     137.3     122.2     118.2     118.7
  Expense assessments                           201.9     198.2     215.3     231.5     245.9     238.3
  Health premiums                               155.8     164.5     154.9     160.3     149.6     233.6
  Investment advisory fees                       52.5      57.5      58.8      56.3      54.6      54.1
  Other revenue and fees                         64.8      76.4      86.4     109.0      77.9      71.2
  Net investment income                         649.6     714.7     709.5     700.8     697.1     700.1
  Earnings in Unconsolidated Affiliates          (0.2)      1.3       1.6       1.1       1.2       1.8
                                              -------   -------   -------   -------   -------   -------
      Operating Revenue                        1444.3    1717.6    1673.4    1682.4    1636.7    1808.2
                                              -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits            264.3     440.0     344.6     335.5     294.0     572.5
    Div accum & div to policyholders             20.7      27.9      21.5      22.5      21.2      23.3
    Interest credited to policy bal.            338.5     380.6     375.1     377.1     369.7     388.5
    Health policy benefits                      142.6     131.0     145.5     166.6     189.8     157.8
  Underwriting, acquisition,
     insurance and other expenses               463.1     491.2     522.4     532.1     533.4     630.5
  Goodwill amortization                           9.2      16.0      11.8       9.9      12.9      14.6
  Interest                                       32.5      33.5      33.1      32.6      33.3      34.7
                                              -------   -------   -------   -------   -------   -------
    Operating Benefits and Expenses            1271.0    1520.3    1454.1    1476.3    1454.1    1821.8
                                              -------   -------   -------   -------   -------   -------
         Income from Operations before
           Tax/Min Int.                         173.4     197.4     219.3     206.1     182.6     (13.6)

  Federal income taxes                           42.6      58.0      63.6      54.2      51.2     (50.2)
                                              -------   -------   -------   -------   -------   -------
         Inc from Operations before Min Int     130.7     139.4     155.7     151.8     131.4      36.6
                                              -------   -------   -------   -------   -------   -------
  Minority Interest
                                              -------   -------   -------   -------   -------   -------
         Income from Operations                 130.7     139.4     155.7     151.8     131.4      36.6
                                              -------   -------   -------   -------   -------   -------
  Restructuring charges                                   (14.3)    (12.1)               (3.2)     (3.6)
  Realized gains (losses) on investments        (17.3)      0.5       1.5      (3.5)      4.1       1.6
  Gains (losses) on derivatives
                                              -------   -------   -------   -------   -------   -------
Income before Accounting Changes                113.4     125.6     145.1     148.4     132.3      34.6
  Cumulative Effect of Accounting Changes
                                              -------   -------   -------   -------   -------   -------
      Net Income                                113.4     125.6     145.1     148.4     132.3      34.6
                                              =======   =======   =======   =======   =======   =======




                                                                                          YTD       YTD
                                                                                          Jun       Jun
For the Year Ended December 31                   1997      1998      1999      2000      2000      2001
-------------------------------------------------------------------------------------------------------
Operating Revenue
  Life and annuity premiums                     756.2     985.6    1183.0    1403.3     668.2     756.0
  Surrender charges                              45.4      91.5     110.2     114.7      58.5      50.6
  Mortality assessments                         186.4     380.1     496.4     496.5     241.0     267.4
  Expense assessments                           600.3     803.0     930.9    1050.2     519.7     472.4
  Health premiums                               572.6     635.1     698.5     409.8     202.5     200.5
  Investment advisory fees                      204.9     227.1     223.8     213.1     106.1      99.0
  Other revenue and fees                        157.3     261.0     344.5     445.4     194.8     142.3
  Net investment income                        2250.8    2681.4    2807.5    2747.1    1385.0    1346.8
  Earnings in Unconsolidated Affiliates           2.1       3.3       5.8      (0.4)     (2.6)      0.9
                                              -------   -------   -------   -------   -------   -------
      Operating Revenue                        4775.9    6068.0    6800.7    6879.8    3373.2    3336.0
                                              -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits           1090.2    1237.7    1546.6    1546.4     726.2     792.5
    Div accum & div to policyholders             29.7      78.0      88.4      87.6      41.9      39.1
    Interest credited to policy bal.           1238.7    1446.2    1510.4    1474.2     740.7     736.7
    Health policy benefits                      833.1     566.9     659.7     449.0     234.2     193.3
  Underwriting, acquisition,
    insurance and other expenses               1557.3    1844.2    2218.5    2168.4    1063.2    1016.2
  Goodwill amortization                          15.6      44.5      49.2      45.1      22.2      21.7
  Interest                                       92.5     117.1     133.7     139.5      71.7      66.5
                                              -------   -------   -------   -------   -------   -------
    Operating Benefits and Expenses            4857.2    5334.6    6206.4    5910.3    2900.1    2866.1
                                              -------   -------   -------   -------   -------   -------
         Income from Operations Before Tax      (81.3)    733.4     594.4     969.6     473.1     469.9

  Federal income taxes                          (30.6)    203.0     118.9     250.5     129.5     123.2
                                              -------   -------   -------   -------   -------   -------
         Income from Continuing Operations      (50.6)    530.4     475.5     719.1     343.6     346.7
                                              -------   -------   -------   -------   -------   -------
  Discontinued Operations                       911.8
  Restructuring charges                                   (34.3)    (18.9)    (80.2)     (2.7)     (4.5)
  Realized gains (losses) on investments         72.9      13.7       3.8     (17.5)     (7.1)    (24.8)
  Gains(losses) on derivatives                                                                      0.1
                                              -------   -------   -------   -------   -------   -------
Income before Accounting Changes                934.0     509.8     460.4     621.4     333.8     317.5
  Cumulative Effect of Accounting Changes                                                         (15.6)
                                              -------   -------   -------   -------   -------   -------
      Net Income                                934.0     509.8     460.4     621.4     333.8     301.9
                                              =======   =======   =======   =======   =======   =======

For the Quarter Ended                             Mar       Jun       Sep       Dec       Mar       Jun
                                                 2000      2000      2000      2000      2001      2001
-------------------------------------------------------------------------------------------------------
Operating Revenue
  Life and annuity premiums                     331.2     337.1     339.0     396.1     402.1     353.9
  Surrender charges                              28.7      29.8      25.9      30.3      27.8      22.8
  Mortality assessments                         118.5     122.5     125.9     129.6     133.7     133.7
  Expense assessments                           261.1     258.6     273.4     257.1     244.9     227.5
  Health premiums                                58.4     144.0     117.9      89.4     104.8      95.7
  Investment advisory fees                       54.0      52.2      53.3      53.6      49.4      49.6
  Other revenue and fees                        106.1      88.7     106.0     144.6      82.0      60.3
  Net investment income                         711.1     673.8     690.0     672.1     673.7     673.1
  Earnings in Unconsolidated Affiliates           1.0      (3.6)      1.6       0.6       0.9       0.0
                                              -------   -------   -------   -------   -------   -------
      Operating Revenue                        1670.2    1703.0    1733.1    1773.5    1719.5    1616.5
                                              -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits            356.1     370.1     390.2     430.0     418.9     373.6
    Div accum & div to policyholders             21.7      20.2      18.2      27.4      18.9      20.2
    Interest credited to policy bal.            373.9     366.8     362.0     371.5     367.1     369.7
    Health policy benefits                      114.3     119.9     123.0      91.8     101.8      91.5
  Underwriting, acquisition,
     insurance and other expenses               525.7     537.5     532.4     572.9     524.8     491.4
  Goodwill amortization                          10.2      12.0      12.0      10.9      10.9      10.9
  Interest                                       36.3      35.4      34.4      33.4      34.4      32.0
                                              -------   -------   -------   -------   -------   -------
    Operating Benefits and Expenses            1438.2    1461.9    1472.2    1537.9    1476.7    1389.3
                                              -------   -------   -------   -------   -------   -------
         Income from Operations before
           Tax/Min Int.                         232.0     241.1     260.8     235.6     242.7     227.2

  Federal income taxes                           61.6      67.9      70.1      50.9      64.1      59.1
                                              -------   -------   -------   -------   -------   -------
         Inc from Operations before Min Int     170.4     173.2     190.7     184.7     178.6     168.1
                                              -------   -------   -------   -------   -------   -------
  Minority Interest                              (0.2)      0.2      (0.0)      0.0      (0.0)     (0.0)
                                              -------   -------   -------   -------   -------   -------
         Income from Operations                 170.6     173.0     190.7     184.7     178.6     168.1
                                              -------   -------   -------   -------   -------   -------
  Restructuring charges                                    (2.7)    (40.5)    (37.0)     (0.7)     (3.9)
  Realized gains (losses) on investments         (0.4)     (6.7)    (11.6)      1.2     (13.4)    (11.5)
  Gains (losses) on derivatives                                                          (0.1)      0.2
                                              -------   -------   -------   -------   -------   -------
Income before Accounting Changes                170.2     163.6     138.6     148.9     164.5     153.0
  Cumulative Effect of Accounting Changes                                                (4.3)    (11.3)
                                              -------   -------   -------   -------   -------   -------
      Net Income                                170.2     163.6     138.6     148.9     160.2     141.7
                                              =======   =======   =======   =======   =======   =======





6/30/2001                                                                                                PAGE 9


Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]
                                                                                                      Investment
                                      Annuities         Life Insurance          Reinsurance           Management

ASSETS                             Jun        Dec        Jun        Dec        Jun        Dec        Jun        Dec
                                  2001       2000       2001       2000       2001       2000       2001       2000
Investments
  Corporate bonds               9346.8     8892.4     6885.6     6353.6     2647.1     2573.3      372.6      333.6
  U.S. government bonds           13.1       25.8       76.0       86.4      271.9      275.5        0.2        0.2
  Foreign government bonds       116.4      135.5      122.8      125.8       62.0       71.1
  Asset/Mortgage backed
  securities                    2104.8     2299.7      752.9      829.3      253.6      262.3       40.1       49.0
  State and municipal bonds        5.8        6.3        8.0        7.9        0.3        0.3
  Preferred stocks-redeemable    117.4      120.5       20.8       24.6        4.3        4.3        9.8        9.6
  Common stocks                                         13.4       13.6                   2.2
  Preferred stocks-equity         38.8       45.8        7.1        9.2        1.1        1.1        2.6        2.4
  Mortgage loans                2270.4     2324.0     1761.5     1765.9      369.5      360.9       89.7       95.5
  Real estate
  Policy loans                   505.1      509.9     1433.5     1440.5
  Other long-term investments      7.7        5.2       17.2       16.9       20.5       25.0
                               -------    -------    -------    -------     ------     ------    -------    -------
       Total Investments       14526.3    14365.2    11098.7    10673.8     3630.2     3576.1      515.0      490.4
                               =======    =======    =======    =======     ======     ======    =======    =======

Intercompany investments        3977.6     4039.2     1327.6     1598.4      455.4      535.8      213.7      249.1
Invest in unconsol affiliates                                                  6.1        6.4
Cash and invested cash            (0.9)    (108.8)    (140.8)     (67.2)      67.1      148.3       60.3       68.6
Property and equipment                                   7.1        7.0       15.1       13.8       32.1       22.6
Premium and fees receivable       (1.0)      (1.8)      23.0       45.6      240.1      214.2       41.1       34.4
Accrued investment income        221.8      210.8      191.2      169.5       54.8       52.7        7.7        7.8
Assets held in separate
accounts                       36722.0    39322.1     1318.7     1270.1
Federal income tax recoverable
Amount recoverable from
reinsurers                      1204.8     1309.5     1007.2      989.1     1611.3     1616.5
Deferred acquisition costs       831.3      812.5     1151.1     1079.3      476.6      459.6
Other intangible assets          160.4      169.2      999.9     1040.5       12.1       12.8       54.6       60.9
Goodwill                          44.6       45.2      866.9      878.7       32.8       33.7      308.8      316.9
Other                            165.5      104.1      277.9      254.3      371.2      356.7      191.5      188.6
                               -------    -------    -------    -------     ------     ------    -------    -------
       Total Assets            57852.4    60267.1    18128.6    17939.1     6972.8     7026.6     1424.9     1439.0
                               =======    =======    =======    =======     ======     ======    =======    =======

                                                                                Consolidating
                                     Lincoln UK        Other Operations          Adjustments          Consolidated

ASSETS                             Jun        Dec        Jun        Dec        Jun        Dec        Jun        Dec
                                  2001       2000       2001       2000       2001       2000       2001       2000
Investments
  Corporate bonds                375.3      457.6     2489.3     2639.1                          22116.6    21249.7
  U.S. government bonds                                148.8      154.9                            510.0      542.9
  Foreign government bonds       380.7      444.8      554.4      543.9                           1236.3     1321.1
  Asset/Mortgage backed
    securities                                         693.2      720.1                           3844.6     4160.4
  State and municipal bonds                                                                         14.1       14.6
  Preferred stocks-redeemable                                       2.2                            152.2      161.2
  Common stocks                  251.8      265.2      108.1      155.6                            373.3      436.6
  Preferred stocks-equity                              111.3       54.5                            160.8      113.1
  Mortgage loans                   0.3        0.3      161.5      116.3                           4652.8     4663.0
  Real estate                      0.2        0.3      308.0      283.0       (1.3)      (1.3)     306.9      282.0
  Policy loans                     8.8       10.5                                                 1947.4     1960.9
  Other long-term investments                         1685.5     1666.2    (1250.0)   (1250.0)     480.9      463.3
                               -------    -------    -------    -------     ------     ------    -------    -------
       Total Investments        1017.0     1178.8     6260.0     6335.8    (1251.3)   (1251.3)   35796.0    35368.6
                               =======    =======    =======    =======     ======     ======    =======    =======

Intercompany investments                             (1085.3)   (1245.8)   (4889.0)   (5176.7)       0.1       (0.0)
Invest in unconsol affiliates                                                                        6.1        6.4
Cash and invested cash           241.7      253.5     1274.5     1830.5                (197.5)    1501.9     1927.4
Property and equipment            40.6       50.8      156.4      134.0                            251.4      228.2
Premium and fees receivable                              7.1        1.4       (6.7)       3.0      303.7      296.7
Accrued investment income         16.8       22.8       80.9       82.8                            573.2      546.4
Assets held in separate
accounts                        5768.4     6440.9                           3331.1     3546.7    47140.2    50579.9
Federal income tax recoverable                                               177.5      207.5      177.5      207.5
Amount recoverable from
  reinsurers                                            33.1       33.0     (194.4)    (200.3)    3662.0     3747.7
Deferred acquisition costs       583.4      635.0        2.7        2.9       84.0       81.1     3129.1     3070.5
Other intangible assets          251.9      273.6                                                 1479.0     1557.0
Goodwill                          12.1       13.0                             (1.6)      (1.6)    1263.6     1286.0
Other                             57.3     (104.9)     661.1      545.1     (576.9)    (322.2)    1147.6     1021.6
                               -------    -------    -------    -------     ------     ------    -------    -------
       Total Assets             7989.2     8763.7     7390.7     7719.7    (3327.3)   (3311.2)   96431.2    99844.1
                               =======    =======    =======    =======     ======     ======    =======    =======




                                 Reconciliation of Business Segments to Consolidated Balance Sheets
                                              Unaudited [Millions of Dollars]
                                                                                                               Investment
                                                Annuities            Life Insurance       Reinsurance          Management
                                              --------------------------------------------------------------------------------
LIABILITIES and SHAREHOLDERS' EQUITY             Jun       Dec        Jun        Dec       Jun        Dec       Jun        Dec
                                                2001      2000       2001       2000      2001       2000      2001       2000
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                   2598.2    2686.4    13000.0    12783.9    1018.1     944.9
  Health reserves                                                     0.1        0.1    2455.6    2442.1
  Unpaid claims - life and health                8.7       7.1       61.2      108.1    1017.3    1154.4
  Unearned premiums                                                   0.0        0.1      19.2      46.4
  Premium deposit funds                      16403.2   16331.4       14.9       13.9     685.7     753.2
  Participating policyholders' funds                                135.2      139.4
  Other policyholders' funds                                        532.7      515.4       8.7       6.8
  Liab related to separate accounts          36722.0   39322.1     1318.7     1270.1
                                             -------   -------   --------    -------   -------   -------   --------    -------
       Total Insurance and Inv Contract
         Liabilities                         55732.1   58347.0    15062.8    14830.9    5204.5    5347.8


Federal income taxes                            23.3    (108.7)     (54.7)    (113.7)     58.9      31.7       37.1       28.3
Short-term debt                                                                          225.7     224.0        5.8
Long-term debt
Minority Interest in pref. securities of sub.
 Other liabilities                              272.4     274.4      414.1      567.9     409.0     303.5      839.2      859.1
                                             -------   -------   --------    -------   -------   -------   --------    -------
       Total Liabilities                     56027.8   58512.7    15422.2    15285.2    5898.1    5906.9      882.0      887.4
                                             -------   -------   --------    -------   -------   -------   --------    -------
Net unrealized gains (losses) on securities     30.6     (44.7)     (21.4)     (44.9)     11.5       5.3        0.9       (0.5)
Gains (losses) on derivatives                   (1.1)                 4.6                  0.1
Other shareholders' equity                    1792.2    1799.1     2712.3     2698.8    1063.0    1114.3      541.9      552.2
Cumulative effect of accounting change           2.8                 10.9                  0.1
                                             -------   -------   --------    -------   -------   -------   --------    -------
       Shareholders' Equity                   1824.6    1754.4     2706.4     2653.9    1074.7    1119.7      542.9      551.6
                                             -------   -------   --------    -------   -------   -------   --------    -------
      Total Liabilities and S/Hs' Equity     57852.4   60267.1    18128.6    17939.1    6972.8    7026.6     1424.9     1439.0
                                             =======   =======   ========    =======   =======   =======   ========    =======

                                                                      Consolidating        Consolidated
                                                 Lincoln UK          Other Operations       Adjustments           Consolidated
                                              --------------------------------------------------------------------------------
LIABILITIES and SHAREHOLDERS' EQUITY              Jun       Dec        Jun        Dec       Jun       Dec        Jun       Dec
                                                 2001      2000       2001       2000      2001      2000       2001      2000
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                   1364.5    1529.1                   0.0    (115.6)   (103.2)   17865.3    17841.2
  Health reserves                               47.1      50.7       31.1       30.9                         2533.9     2523.8
  Unpaid claims - life and health               48.7      46.6        0.6        0.5      (0.0)              1136.5     1316.6
  Unearned premiums                                                  (0.2)      (0.0)                          19.0       46.5
  Premium deposit funds                         29.8      32.9        0.0                582.3     584.0    17715.9    17715.5
  Participating policyholders' funds                                                                          135.2      139.4
  Other policyholders' funds                                                                                  541.4      522.2
  Liab related to separate accounts           5768.4    6440.9                          3331.1    3546.7    47140.2    50579.9
                                             -------   -------   --------    -------   -------   -------   --------    -------
       Total Insurance and Inv
         Contract Liabilities                 7258.5    8100.3       31.5       31.4    3797.8    4027.6    87087.2    90685.1


Federal income taxes                            (0.6)      3.1     (240.6)     (47.5)    176.7     206.7
Short-term debt                                                     437.6      525.9    (317.8)   (436.9)     351.3      312.9
Long-term debt                                                     1962.4     1962.2   (1250.0)  (1250.0)     712.4      712.2
Minority Interest in pref. securities of sub.
of sub.                                                             745.0      745.0                          745.0      745.0
Other liabilities                              148.6     167.4     1217.8      941.2    (821.7)   (678.7)    2479.4     2434.7
                                             -------   -------   --------    -------   -------   -------   --------    -------
       Total Liabilities                      7406.5    8270.8     4153.6     4158.2    1585.1    1868.7    91375.3    94890.0
                                             -------   -------   --------    -------   -------   -------   --------    -------
Net unrealized gains (losses) on securities     22.5      52.6       30.7       39.7       1.3       4.5       76.2       12.0
Gains (losses) on derivatives                                         5.8                                       9.4
Other shareholders' equity                     560.2     440.2     3196.8     3521.8   (4913.7)  (5184.4)    4952.8     4942.0
Cumulative effect of accounting change                                3.7                                      17.6
                                             -------   -------   --------    -------   -------   -------   --------    -------
       Shareholders' Equity                    582.7     492.8     3237.1     3561.5   (4912.4)  (5179.9)    5055.9     4954.1
                                             -------   -------   --------    -------   -------   -------   --------    -------

      Total Liabilities and S/Hs' Equity      7989.2    8763.7     7390.7     7719.7   (3327.3)  (3311.2)   96431.2    99844.1
                                             =======   =======   ========    =======   =======   =======   ========    =======





6/30/2001                                                                                          PAGE 11


Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                        1996          1997          1998          1999          2000
Investments
  Corporate bonds                          15451.0       16633.3       22505.2       21119.5       21249.7
  U.S. government bonds                     1305.1         662.4        1134.6         538.3         542.9
  Foreign government bonds                  1781.4        1804.4        1321.2        1447.5        1321.1
  Mortgage backed securities                5144.5        4529.3        5080.5        4404.0        4160.4
  State and municipal bonds                  237.2         241.4          16.7          14.7          14.6
  Preferred stocks-redeemable                177.4         195.5         174.6         164.7         161.2
  Common stocks                              486.3         572.3         463.1         514.5         436.6
  Preferred stocks-equity                     71.2          88.2          79.8          89.5         113.1
  Mortgage loans                            3240.7        3288.1        4393.1        4735.4        4663.0
  Real estate                                655.0         576.0         488.7         256.2         282.0
  Policy loans                               734.8         763.1        1840.0        1892.4        1960.9
  Other long-term investments                445.3         464.8         432.0         401.8         463.3
                                           -------       -------       -------       -------       -------
       Total Investments                   29730.0       29818.8       37929.5       35578.4       35368.6
                                           -------       -------       -------       -------       -------

Invest in unconsol affiliates                 21.0          21.0          18.8          25.8           6.4
Cash and invested cash                      1144.8        3794.7        2433.4        1895.9        1927.4
Property and equipment                       196.0         189.8         174.8         203.8         228.2
Premiums and fees receivable                 237.3         197.5         246.2         259.6         296.7
Accrued investment income                    417.6         423.0         528.5         533.2         546.4
Assets held in separate accounts           28809.1       37138.8       43408.9       53654.2       50579.9
Federal income taxes recoverable                                         204.1         345.0         207.5
Amounts recoverable from reinsurers         2328.5        2350.8        3127.1        3954.3        3747.7
Deferred acquisition costs                  1689.7        1623.8        1964.4        2800.3        3070.5
Other intangible assets                      708.4         613.9        1848.4        1746.5        1557.0
Goodwill                                     351.7         457.7        1484.3        1423.0        1286.0
Other                                        596.4         544.8         468.0         675.7        1021.6
Discontinued operations - assets            5482.7
                                           -------       -------       -------       -------       -------
       Total Assets                        71713.4       77174.7       93836.3      103095.7       99844.1
                                           =======       =======       =======      ========       =======

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                 7812.4        8228.7       16434.2       17071.4       17841.2
  Health reserves                           2153.0        2300.4        2600.1        2507.8        2523.8
  Unpaid claims-life and health              438.8         682.0        1043.4        1269.8        1316.6
  Unearned premiums                           53.7          55.3          62.3          75.8          46.5
  Premium deposit funds                    20894.6       19803.0       20171.9       19624.1       17715.5
  Participating policyholders' funds          81.9          79.8         142.7         132.0         139.4
  Other policyholders' funds                 188.9         180.6         438.4         472.6         522.2
  Liab related to separate accounts        28809.1       37138.8       43408.9       53654.2       50579.9
                                           -------       -------       -------       -------       -------
       Total Ins and Inv Contr
         Liabilities                       60432.4       68468.5       84301.9       94807.7       90685.1

Federal income taxes                         161.5         487.8
Short-term debt                              189.0         297.2         314.6         460.2         312.9
Long-term debt                               626.3         511.0         712.2         712.0         712.2
Minority Interest - pref sec of a sub        315.0         315.0         745.0         745.0         745.0
Other liabilities                           1417.4        2112.2        2374.6        2107.0        2434.7
Discontinued operations - liabilities       4101.9
                                           -------       -------       -------       -------       -------
       Total Liabilities                   67243.5       72191.8       88448.3       98831.9       94890.0
                                           -------       -------       -------       -------       -------

S/Hs' equity-unrealized gains
  (losses)-cont op.                          276.4         436.0         552.4        (465.7)         12.0
S/Hs' equity-unrealized gains
  (losses)-disc op.                          136.4
S/Hs' equity-foreign currency                 66.4          46.2          50.0          30.0          21.9
S/Hs' equity-other                          3990.7        4500.7        4785.6        4699.6        4920.2
                                           -------       -------       -------       -------       -------
       Total Shareholders' Equity           4470.0        4982.9        5387.9        4263.9        4954.1
                                           -------       -------       -------       -------       -------

       Total Liabilities
       and Shareholders' Equity            71713.4       77174.7       93836.3      103095.7       99844.1
                                           =======       =======       =======      ========       =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]            $19.51        $22.48        $23.86        $24.14        $25.85
Common shares outstanding                    207.9         202.3         202.6         196.0         191.2





                                                      Quarterly Balance Sheet
                                         Unaudited [Millions of Dollars except Common Share Data]


                                                  Sep       Dec       Mar       Jun       Sep       Dec
                                                 1998      1998      1999      1999      1999      1999
-------------------------------------------------------------------------------------------------------
ASSETS

Investments
  Corporate bonds                             20986.1   22505.2   22450.1   21888.5   21560.5   21119.5
  U.S. government bonds                         968.1    1134.6    1489.4    1367.8     991.0     538.3
  Foreign government bonds                     1519.2    1321.2    1373.7    1339.7    1369.6    1447.5
  Mortgage backed securities                   4857.6    5080.5    5068.6    4788.5    4601.2    4404.0
  State and municipal bonds                      62.9      16.7      16.2      19.1      14.8      14.7
  Preferred stocks - redeemable                 160.0     174.6     179.8     175.8     171.3     164.7
  Common stocks                                 424.4     463.1     399.5     419.0     423.9     514.5
  Preferred stocks-equity                        80.5      79.8      81.3      86.7      82.7      89.5
  Mortgage loans                               4329.3    4393.1    4344.6    4570.5    4772.7    4735.4
  Real estate                                   459.6     488.7     471.8     449.8     280.3     256.2
  Policy loans                                 1517.1    1840.0    1842.4    1847.4    1863.2    1892.4
  Other long-term investments                   399.1     432.0     411.9     409.9     401.2     401.8
                                             --------  --------  --------  --------  --------  --------
       Total Investments                      35763.9   37929.5   38129.4   37362.6   36532.4   35578.4
                                             --------  --------  --------  --------  --------  --------

Invest in unconsol affiliates                    17.4      18.8      20.5      22.3      23.4      25.8
Cash and invested cash                         2725.4    2433.4    2327.0    2151.1    2342.9    1895.9
Property and equipment                          200.9     174.8     178.0     180.7     191.9     203.8
Premiums and fees receivable                    241.6     246.2     241.8     269.0     296.0     259.6
Accrued investment income                       547.2     528.5     585.6     569.1     602.9     533.2
Assets held in separate accounts              37559.0   43408.9   44339.4   47864.3   46228.8   53654.2
Federal income taxes recoverable                          204.1     286.0     478.4     457.3     345.0
Amount recoverable from reinsurers             2454.5    3127.1    3124.5    3121.3    3315.6    3954.3
Deferred acquisition costs                     1848.0    1964.4    2112.2    2398.3    2614.5    2800.3
Other intangible assets                        1241.8    1848.4    1845.4    1764.9    1760.6    1746.5
Goodwill                                       1153.1    1484.3    1404.6    1428.3    1435.0    1423.0
Other                                           853.5     468.0     755.8     651.1     699.3     675.7
                                             --------  --------  --------  --------  --------  --------
       Total Assets                           84606.2   93836.3   95350.3   98261.4   96500.7  103095.7
                                             ========  ========  ========  ========  ========  ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                   12993.8   16434.2   16590.3   16536.4   16760.5   17071.4
  Health reserves                              2435.4    2600.1    2562.3    2528.2    2511.3    2507.8
  Unpaid claims-life and health                 768.4    1043.4    1022.9    1064.9    1162.6    1269.8
  Unearned premiums                              66.0      62.3      68.8      68.7      62.5      75.8
  Premium deposit funds                       20210.3   20171.9   20027.8   20012.6   19988.9   19624.1
  Participating policyholders' funds             86.3     142.7     132.6     125.7     120.2     132.0
  Other policyholders' funds                    235.7     438.4     440.4     441.2     445.9     472.6
  Liab related to separate accounts           37559.0   43408.9   44339.4   47864.3   46228.8   53654.2
                                             --------  --------  --------  --------  --------  --------
       Total Ins and Inv Contr Liabilies      74355.0   84301.9   85184.6   88642.1   87280.8   94807.7

Federal income taxes                              3.0
Short-term debt                                 354.4     314.6     281.8     380.2     367.7     460.2
Long-term debt                                  712.0     712.2     712.1     712.1     712.0     712.0
Minority Interest - pref sec of a sub           745.0     745.0     745.0     745.0     745.0     745.0
Other liabilities                              2909.2    2374.6    3319.3    2964.7    2733.0    2107.0
                                             --------  --------  --------  --------  --------  --------
       Total Liabilities                      79078.6   88448.3   90242.9   93444.1   91838.5   98831.9
                                             --------  --------  --------  --------  --------  --------

S/Hs' equity-unrealized gns (losses)-inv.       773.7     552.4     254.6      (1.1)   (103.8)   (465.7)
S/Hs' equity- gains (losses)-derivatives
S/Hs' equity-foreign currency                    59.8      50.0      30.1      20.6      40.2      30.0
S/Hs' equity-other                             4694.1    4785.6    4822.7    4797.9    4725.8    4699.5
Cumulative effect of accouting change
                                             --------  --------  --------  --------  --------  --------
       Total Shareholders' Equity              5527.6    5387.9    5107.4    4817.4    4662.2    4263.9
                                             --------  --------  --------  --------  --------  --------

       Total Liabilities
       and Shareholders' Equity               84606.2   93836.3   95350.3   98261.4   96500.7  103095.7
                                             ========  ========  ========  ========  ========  ========
Shareholders' Equity Per Share
 [Book Value, Securities at Cost]              $23.47    $23.86    $24.04    $24.18    $24.28    $24.14
Common shares outstanding                       202.6     202.6     201.8     199.3     196.3     196.0




                                                  Mar       Jun       Sep       Dec       Mar       Jun
                                                 2000      2000      2000      2000      2001      2001
-------------------------------------------------------------------------------------------------------
ASSETS

Investments
  Corporate bonds                             21188.0   20719.1   21064.7   21249.7   21855.2   22116.6
  U.S. government bonds                         572.4     566.2     575.5     542.9     536.6     510.0
  Foreign government bonds                     1416.4    1377.4    1277.7    1321.1    1240.8    1236.3
  Mortgage backed securities                   4393.4    4242.4    4172.5    4160.4    4009.8    3844.6
  State and municipal bonds                      14.7      14.1      14.3      14.6      14.7      14.1
  Preferred stocks - redeemable                 159.7     159.2     159.5     161.2     154.1     152.2
  Common stocks                                 496.4     467.8     479.9     436.6     388.6     373.3
  Preferred stocks-equity                        91.3      92.2      90.3     113.1     170.9     160.8
  Mortgage loans                               4833.9    4783.8    4767.3    4663.0    4641.2    4652.8
  Real estate                                   283.4     282.1     297.6     282.0     308.1     306.9
  Policy loans                                 1896.3    1914.7    1935.6    1960.9    1947.0    1947.4
  Other long-term investments                   428.8     438.2     470.5     463.3     477.4     480.9
                                             --------  --------  --------  --------  --------  --------
       Total Investments                      35774.6   35057.2   35305.4   35368.6   35744.5   35796.0
                                             --------  --------  --------  --------  --------  --------

Invest in unconsol affiliates                              (0.9)      5.8       6.4       7.3       6.1
Cash and invested cash                         1510.1    1619.3    1435.9    1927.4    2015.2    1501.9
Property and equipment                          207.7     205.5     213.8     228.2     242.1     251.4
Premiums and fees receivable                    190.2     247.8     240.8     296.7     282.8     303.7
Accrued investment income                       575.0     544.0     569.2     546.4     581.9     573.2
Assets held in separate accounts              56907.6   54924.2   54410.9   50579.9   44506.2   47140.2
Federal income taxes recoverable                300.4     246.1     267.3     207.5     106.6     177.5
Amount recoverable from reinsurers             3851.0    3775.3    3774.7    3747.7    3706.4    3662.0
Deferred acquisition costs                     2870.4    2968.0    3048.0    3070.5    2963.4    3129.1
Other intangible assets                        1705.5    1646.7    1598.4    1557.0    1505.3    1479.0
Goodwill                                       1349.6    1335.4    1296.6    1286.0    1274.5    1263.6
Other                                          1097.8    1279.1    1076.4    1021.6    1186.3    1147.7
                                             --------  --------  --------  --------  --------  --------
       Total Assets                          106340.0  103847.6  103243.1   99844.1   94122.4   96431.2
                                             ========  ========  ========  ========  ========  ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                   17172.1   17247.3   17500.0   17841.2   17733.0   17865.3
  Health reserves                              2547.4    2494.2    2520.2    2523.8    2534.8    2533.9
  Unpaid claims-life and health                1177.3    1204.1    1202.8    1316.6    1255.3    1136.5
  Unearned premiums                              57.1      52.8      51.8      46.5      45.9      19.0
  Premium deposit funds                       18899.3   18407.2   18072.1   17715.5   17667.1   17715.9
  Participating policyholders' funds            130.7     130.4     135.4     139.4     145.0     135.2
  Other policyholders' funds                    478.9     490.6     500.7     522.2     532.1     541.4
  Liab related to separate accounts           56907.6   54924.2   54410.9   50579.9   44506.2   47140.2
                                             --------  --------  --------  --------  --------  --------
       Total Ins and Inv Contr Liabilies      97370.5   94950.8   94394.0   90685.1   84419.3   87087.2

Federal income taxes
Short-term debt                                 474.2     355.7     330.3     312.9     415.3     351.3
Long-term debt                                  712.0     712.1     712.2     712.2     712.3     712.4
Minority Interest - pref sec of a sub           745.0     745.0     745.0     745.0     745.0     745.0
Other liabilities                              2697.9    2860.3    2522.9    2434.7    2734.2    2479.4
                                             --------  --------  --------  --------  --------  --------
       Total Liabilities                     101999.6   99623.9   98704.5   94890.0   89026.0   91375.3
                                             --------  --------  --------  --------  --------  --------

S/Hs' equity-unrealized gns (losses)-inv.      (411.2)   (556.6)   (337.7)     12.0     190.4      76.2
S/Hs' equity- gains (losses)-derivatives                                                  5.7       9.4
S/Hs' equity-foreign currency                    22.8      21.8      19.9      21.9       4.1     (15.3)
S/Hs' equity-other                             4728.9    4758.5    4856.5    4920.1    4878.5    4968.2
Cumulative effect of accouting change                                                    17.6      17.6
                                             --------  --------  --------  --------  --------  --------
       Total Shareholders' Equity              4340.4    4223.7    4538.6    4954.1    5096.4    5055.9
                                             --------  --------  --------  --------  --------  --------

       Total Liabilities
       and Shareholders' Equity              106340.0  103847.6  103243.1   99844.1   94122.4   96431.2
                                             ========  ========  ========  ========  ========  ========
Shareholders' Equity Per Share
 [Book Value, Securities at Cost]              $24.58    $25.01    $25.43    $25.85    $25.96    $26.32
Common shares outstanding                       193.3     191.1     191.8     191.2     188.1     188.2






6/30/2001                                                                                            PAGE 13

Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]
                                                                                                YTD        YTD
                                                                                                Jun        Jun
For the Year Ended December 31          1996       1997       1998       1999       2000       2000       2001
Operating Revenue
  Premiums                              69.8       84.2       53.9       65.2       64.3       30.0       51.6
  Surrender charges                     26.3       29.8       33.5       37.9       41.8       22.3       17.5
  Expense assessments                  276.7      367.2      459.9      536.2      628.4      310.8      279.5
  Other revenue and fees                 0.8        1.2        1.7       14.5       11.0        2.8        5.6
  Net investment income               1385.9     1477.1     1501.6     1474.2     1393.5      708.7      680.7
                                      ------     ------     ------     ------     ------     ------     ------
       Operating Revenue              1759.5     1959.5     2050.6     2128.0     2138.9     1074.6     1034.9
                                      ------     ------     ------     ------     ------     ------     ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                           270.1      292.6      271.6      259.1      254.7      127.3      142.4
    Interest credited to policy bal.   910.3      974.4      955.2      925.2      866.1      447.5      419.1
  Underwriting, acquisition,
     insurance and other expenses      348.5      415.0      498.8      560.8      575.5      284.4      260.6
  Goodwill amortization                  0.0        0.0        2.2        2.0       (0.6)      (1.2)       0.6
                                      ------     ------     ------     ------     ------     ------     ------
     Operating Benefits and Expenses  1528.9     1682.0     1727.8     1747.1     1695.7      858.0      822.7
                                      ------     ------     ------     ------     ------     ------     ------

         Income from Operations
         Before Tax                    230.6      277.5      322.8      380.9      443.2      216.6      212.2

  Federal income taxes                  56.0       54.5       60.4       81.4       81.2       44.0       39.1
                                      ------     ------     ------     ------     ------     ------     ------
       Income from Operations          174.6      223.0      262.4      299.4      362.0      172.6      173.1
                                      ------     ------     ------     ------     ------     ------     ------

  Realized gains (losses)
  on investments                        29.6       40.3       11.4       (7.9)      (3.4)       3.0       (8.1)
  Gains(losses) on derivatives           0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Restructuring Charge                   0.0        0.0        0.0        0.0        0.0        0.0       (1.3)
        Income before
        Accounting Changes             204.3      263.3      273.8      291.5      358.6      175.6      163.8
  Cumulative effect of
  accounting changes                     0.0        0.0        0.0        0.0        0.0        0.0       (7.3)
                                      ------     ------     ------     ------     ------     ------     ------
       Net Income                      204.3      263.3      273.8      291.5      358.6      175.6      156.5
                                      ======     ======     ======     ======     ======     ======     ======

Inc from Oper - before Goodwill Amort. 174.6      223.0      264.6      301.5      361.4      171.4      173.7

Effective tax rate                      24.3%      19.6%      18.7%      21.4%      18.3%      20.3%      18.4%

Operating Revenue                     1759.5     1959.5     2050.6     2128.0     2138.9     1074.6     1034.9
Realized gains (losses)
on investments                          45.6       63.5       17.5      (12.1)      (5.2)       4.6      (12.4)
Gains(losses) on derivatives             0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                      ------     ------     ------     ------     ------     ------     ------
    Total Revenue                     1805.0     2023.0     2068.1     2115.8     2133.7     1079.2     1022.5
                                      ======     ======     ======     ======     ======     ======     ======
Average capital                       1334.3     1373.0     1592.6     1562.0     1601.8     1543.1     1792.5
Return on average capital               13.1%      16.2%      16.5%      19.2%      22.6%      22.4%      19.3%




                                                      Annuities Segment
                                              Income Statements & Operational Data
                                               Unaudited [Millions of Dollars]

                                              Sep      Dec      Mar      Jun      Sep      Dec
                                             1998     1998     1999     1999     1999     1999
-----------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                   10.8     16.3     14.9     16.2     13.1     21.0
  Surrender charges                           8.3      7.6      8.6      9.3     10.1      9.8
  Expense assessments                       115.6    112.6    119.8    133.3    142.6    140.5
  Other revenue and fees                     (0.0)     1.2      3.9      3.2      0.9      6.4
  Net investment income                     373.3    372.5    373.4    370.2    364.5    366.0
                                          -------  -------  -------  -------  -------  -------
       Operating Revenue                    508.0    510.2    520.7    532.3    531.2    543.7
                                          -------  -------  -------  -------  -------  -------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                 67.5     68.9     61.9     65.0     55.0     77.2
    Interest credited to policy balances    235.6    233.6    228.2    232.9    230.1    234.1
  Underwriting, acquisition,
     insurance and other expenses           125.2    128.1    138.5    141.0    146.5    134.7
  Goodwill amortization                       0.5      1.1      0.5      0.4      0.6      0.5
                                          -------  -------  -------  -------  -------  -------
  Operating Benefits and Expenses           428.7    431.6    429.1    439.2    432.2    446.5
                                          -------  -------  -------  -------  -------  -------
         Income from Operations Before Tax   79.3     78.6     91.6     93.0     99.0     97.2

  Federal income taxes                       13.8     15.4     17.2     17.1     23.6     23.5
                                          -------  -------  -------  -------  -------  -------
       Income from Operations                65.5     63.2     74.4     75.9     75.4     73.7
                                          -------  -------  -------  -------  -------  -------
  Realized gains (losses) on investments     (9.5)     1.8      2.4      0.5     (7.0)    (3.7)
  Gains (losses) on derivatives               0.0      0.0      0.0      0.0      0.0      0.0
  Restructuring charges                       0.0      0.0      0.0      0.0      0.0      0.0
                                          -------  -------  -------  -------  -------  -------
 Income before Accounting Changes            56.0     64.9     76.8     76.4     68.4     69.9
  Cumulative effect of accounting changes     0.0      0.0      0.0      0.0      0.0      0.0
                                          -------  -------  -------  -------  -------  -------
       Net Income                            56.0     64.9     76.8     76.4     68.4     69.9
                                          =======  =======  =======  =======  =======  =======
Inc from Oper -before
    Goodwill  Amortization                   66.0     64.3     75.0     76.3     76.0     74.2

Effective tax rate                          17.4%    19.6%    18.8%    18.4%    23.8%    24.2%

Operating Revenue                           508.0    510.2    520.7    532.3    531.2    543.7
Realized gains (losses) on investments      (14.7)     2.7      3.7      0.7    (10.7)    (5.8)
Gains (losses) on derivatives                 0.0      0.0      0.0      0.0      0.0      0.0
                                          -------  -------  -------  -------  -------  -------
    Total Revenue                           493.3    512.9    524.4    533.0    520.5    538.0
                                          =======  =======  =======  =======  =======  =======
Average capital                            1676.0   1521.5   1615.3   1602.4   1471.2   1559.0
Return on average capital                   15.6%    16.6%    18.4%    19.0%    20.5%    18.9%


                                              Mar      Jun      Sep      Dec      Mar      Jun
                                             2000     2000     2000     2000     2001     2001
----------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                   13.3     16.8     18.0     16.2     19.1     32.5
  Surrender charges                          11.1     11.2     10.4      9.1      9.1      8.5
  Expense assessments                       155.1    155.7    163.4    154.2    141.6    138.0
  Other revenue and fees                      2.2      0.6      4.6      3.5      1.7      3.9
  Net investment income                     362.9    345.8    349.8    335.0    341.3    339.3
                                          -------  -------  -------  -------  -------  -------
       Operating Revenue                    544.6    530.1    546.2    518.1    512.8    522.1
                                          -------  -------  -------  -------  -------  -------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                 61.6     65.7     68.4     59.0     69.8     72.6
    Interest credited to policy balances    228.2    219.4    205.4    213.2    209.4    209.7
  Underwriting, acquisition,
     insurance and other expenses           144.5    139.8    147.9    143.2    134.6    126.0
  Goodwill amortization                      (1.5)     0.3      0.3      0.3      0.3      0.3
                                          -------  -------  -------  -------  -------  -------
  Operating Benefits and Expenses           432.8    425.2    421.9    415.7    414.1    408.6
                                          -------  -------  -------  -------  -------  -------
         Income from Operations Before Tax  111.8    104.8    124.2    102.3     98.7    113.6

  Federal income taxes                       23.3     20.7     21.3     15.9     16.3     22.8
                                          -------  -------  -------  -------  -------  -------
       Income from Operations                88.5     84.1    102.9     86.4     82.3     90.8
                                          -------  -------  -------  -------  -------  -------
  Realized gains (losses) on investments      2.7      0.3     (9.1)     2.8     (1.4)    (6.7)
  Gains (losses) on derivatives               0.0      0.0      0.0      0.0     (0.1)     0.1
  Restructuring charges                       0.0      0.0      0.0      0.0     (0.7)    (0.6)
                                          -------  -------  -------  -------  -------  -------
 Income before Accounting Changes            91.2     84.4     93.8     89.2     80.2     83.6
  Cumulative effect of accounting changes     0.0      0.0      0.0      0.0     (3.6)    (3.7)
                                          -------  -------  -------  -------  -------  -------
       Net Income                            91.2     84.4     93.8     89.2     76.6     79.9
                                          =======  =======  =======  =======  =======  =======
Inc from Oper -before
    Goodwill  Amortization                   87.0     84.4    103.2     86.7     82.6     91.1

Effective tax rate                          20.8%    19.7%    17.1%    15.6%    16.6%    20.1%

Operating Revenue                           544.6    530.1    546.2    518.1    512.8    522.1
Realized gains (losses) on investments        4.2      0.4    (14.1)     4.2     (2.2)   (10.3)
Gains (losses) on derivatives                 0.0      0.0      0.0      0.0     (0.2)     0.2
                                          -------  -------  -------  -------  -------  -------
    Total Revenue                           548.7    530.5    532.1    522.3    510.4    512.1
                                          =======  =======  =======  =======  =======  =======
Average capital                            1438.4   1647.7   1635.2   1686.0   1797.9   1787.1
Return on average capital                   24.6%    20.4%    25.2%    20.5%    18.3%    20.3%






6/30/2001                                                                                                            Page 15

                                                     Annuities Segment
                                              Annuity Account Value Roll Forward
                                                Unaudited [Billions of Dollars]                                YTD       YTD
                                                                                                               Jun       Jun
                                                            1996      1997      1998      1999      2000      2000      2001
                                                       ---------------------------------------------------------------------
Fixed Annuities- Bal Beg-of-Year                          14.645    17.634    17.214    18.111    18.210    18.210    16.615

  Gross Deposits                                           1.852     1.632     1.452     2.563     2.074     1.078     1.228
  Withdrawals (incl charges) & deaths                     (1.916)   (2.220)   (2.468)   (2.521)   (3.283)   (1.671)   (1.361)
                                                          ------    ------    ------    ------    ------    ------    ------
      Net cash flows                                      (0.063)   (0.588)   (1.016)    0.042    (1.209)   (0.593)   (0.134)
  Transfer from (to) var annuities                        (0.688)   (1.336)   (0.356)   (0.783)   (1.329)   (0.896)   (0.236)
  Interest credited                                        0.871     0.978     0.994     0.840     0.944     0.479     0.451
  Acq of new business/companies                            2.869     0.527     1.274
                                                          ------    ------    ------    ------    ------    ------    ------
     Fixed Annuities-Gross                                17.634    17.214    18.111    18.210    16.615    17.200    16.697
Reinsurance Ceded                                         (1.816)   (1.757)   (1.606)   (1.419)   (1.173)   (1.291)   (1.069)
                                                          ------    ------    ------    ------    ------    ------    ------
     Fixed Annuities-Bal End -of-Year                     15.818    15.458    16.505    16.791    15.442    15.909    15.628
                                                          ------    ------    ------    ------    ------    ------    ------

     Fixed Annuities Incremental Deposits *                1.410     1.412     1.265     2.310     1.918     1.006     1.147


Variable Annuities-Bal Beg-of-Year                        15.673    20.383    27.346    33.358    41.493    41.493    39.427

  Gross Deposits                                           2.746     2.695     2.791     2.553     3.165     1.590     1.590
  Withdrawals (incl charges) & deaths                     (1.454)   (2.038)   (3.019)   (3.760)   (4.830)   (2.378)   (2.243)
                                                          ------    ------    ------    ------    ------    ------    ------
      Net cash flows                                       1.292     0.657    (0.228)   (1.207)   (1.665)   (0.788)   (0.653)
  Transfer from (to) fixed annuities                       0.689     1.335     0.389     0.787     1.320     0.892     0.238
  Invest inc & change in mkt value                         2.729     4.971     5.414     8.555    (1.721)    1.500    (2.051)
  Acq(sale) of new business/companies
                                                          ------    ------    ------    ------    ------    ------    ------
     Var Annuities-Bal End-of-Year                        20.383    27.346    33.358    41.493    39.427    43.097    36.961
                                                          ------    ------    ------    ------    ------    ------    ------
     Variable Annuities Incremental Deposits *             2.626     2.585     2.641     2.409     2.667     1.431     1.295


 Total Annuities - Bal Beg-of-Year                        30.318    38.017    44.561    51.469    59.704    59.704    56.043

  Gross Deposits                                           4.598     4.327     4.244     5.116     5.239     2.668     2.818
  Withdrawals (incl charges) & deaths                     (3.369)   (4.258)   (5.487)   (6.281)   (8.113)   (4.049)   (3.604)
                                                          ------    ------    ------    ------    ------    ------    ------
    Net cash flows                                         1.229     0.069    (1.244)   (1.165)   (2.874)   (1.381)   (0.787)
  Transfers                                                0.001    (0.001)    0.033     0.004    (0.009)   (0.004)    0.002
  Interest credited & change in mkt value                  3.600     5.949     6.408     9.395    (0.777)    1.979    (1.600)
  Acq of new business/companies                            2.869     0.527     1.711
                                                          ------    ------    ------    ------    ------    ------    ------
     Total Gross Annuities-Bal End-of-Year                38.017    44.561    51.469    59.704    56.043    60.297    53.658
Reinsurance Ceded                                         (1.816)   (1.757)   (1.606)   (1.419)   (1.173)   (1.291)   (1.069)
                                                          ------    ------    ------    ------    ------    ------    ------
Total Annuities (Net of Ceded) - Bal End-of-Year          36.202    42.804    49.863    58.284    54.869    59.006    52.589
                                                          ======    ======    ======    ======    ======    ======    ======
     Total Annuities Incremental Deposits *                4.036     3.997     3.906     4.719     4.585     2.437     2.442

     Var Ann Under Agree - Included above                                      0.649     0.719     0.941     0.868     0.975


* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.





                                                                       Annuities Segment
                                                               Annuity Account Value Roll Forward
                                                                Unaudited [Billions of Dollars]

                                                     Sep      Dec      Mar      Jun      Sep      Dec
                                                    1998     1998     1999     1999     1999     1999
------------------------------------------------------------------------------------------------------
Fixed Annuities-Bal Beg-of-Quarter                18.101   18.123   18.111   18.225   18.303   18.406

  Gross Deposits                                   0.346    0.335    0.489    0.654    0.678    0.741
  Withdrawals (incl charges) & deaths             (0.578)  (0.608)  (0.579)  (0.593)  (0.567)  (0.782)
                                                  ------  -------   ------  -------  -------  -------
      Net cash flows                              (0.233)  (0.273)  (0.090)   0.061    0.111   (0.040)
  Transfer from (to) var annuities                 0.009    0.011   (0.034)  (0.211)  (0.238)  (0.300)
  Interest credited                                0.246    0.249    0.238    0.228    0.231    0.144
  Acq of new business/companies                             0.001
                                                  ------  -------   ------  -------  -------  -------
     Fixed Annuities-Gross                        18.123   18.111   18.225   18.303   18.406   18.210
Reinsurance Ceded                                 (1.647)  (1.606)  (1.569)  (1.524)  (1.473)  (1.419)
                                                  ------  -------   ------  -------  -------  -------
     Fixed Annuities-Bal End-of-Quarter           16.476   16.505   16.656   16.779   16.934   16.791
                                                  ------  -------   ------  -------  -------  -------

     Fixed Annuities Incremental Deposits *        0.299    0.304    0.462    0.622    0.644    0.582


Variable Annuities-Bal Beg-of-Quarter             33.458   29.476   33.358   34.148   37.233   35.613

  Gross Deposits                                   0.647    0.633    0.635    0.651    0.634    0.634
  Withdrawals (incl charges) & deaths             (0.764)  (0.801)  (0.827)  (0.912)  (0.938)  (1.084)
                                                  ------  -------   ------  -------  -------  -------
      Net cash flows                              (0.117)  (0.168)  (0.192)  (0.261)  (0.304)  (0.450)
  Transfer from (to) fixed annuities              (0.016)   0.028    0.034    0.213    0.237    0.303
  Invest inc & change in mkt value                (3.849)   5.405    0.948    3.133   (1.553)   6.027
  Acq(sale) of new business/companies                      (1.383)
                                                  ------  -------   ------  -------  -------  -------
     Var Annuities-Bal End-of-Quarter             29.476   33.358   34.148   37.233   35.613   41.493
                                                  ------  -------   ------  -------  -------  -------
     Variable Annuities Incremental Deposits       0.615    0.585    0.606    0.622    0.589    0.592


 Total Annuities -Bal Beg-of-Quarter              51.559   47.599   51.469   52.373   55.536   54.020

  Gross Deposits                                   0.993    0.968    1.124    1.305    1.312    1.375
  Withdrawals (incl charges) & deaths             (1.343)  (1.409)  (1.406)  (1.505)  (1.505)  (1.865)
                                                  ------  -------   ------  -------  -------  -------
    Net cash flows                                (0.350)  (0.441)  (0.282)  (0.200)  (0.193)  (0.490)
  Transfers                                       (0.007)   0.039             0.002   (0.001)   0.003
  Interest credited & change in mkt value         (3.603)   5.654    1.186    3.361   (1.322)   6.171
  Acq of new business/companies                            (1.382)
                                                  ------  -------   ------  -------  -------  -------
     Total Gross Annuities-Bal End-of-Quarter     47.599   51.469   52.373   55.536   54.020   59.704
                                                  ------  -------   ------  -------  -------  -------
Reinsurance Ceded                                 (1.647)  (1.606)  (1.569)  (1.524)  (1.473)  (1.419)
                                                  ------  -------   ------  -------  -------  -------
Total Annuities (Net of Ceded) - Bal End-of-Qtr   45.953   49.863   50.804   54.012   52.547   58.284
                                                  ======  =======   ======  =======  =======  =======
     Total Annuities Incremental Deposits *        0.914    0.889    1.068    1.244    1.233    1.174

     Var Ann Under Agree - Included above          1.836    0.649    0.651    0.685    0.639    0.719


                                                     Mar      Jun      Sep      Dec      Mar      Jun
                                                    2000     2000     2000     2000     2001     2001
------------------------------------------------------------------------------------------------------
Fixed Annuities-Bal Beg-of-Quarter                18.210   17.615   17.200   16.930   16.615   16.599

  Gross Deposits                                   0.589    0.490    0.513    0.482    0.560    0.668
  Withdrawals (incl charges) & deaths             (0.875)  (0.796)  (0.802)  (0.810)  (0.787)  (0.574)
                                                  ------  -------   ------  -------  -------  -------
      Net cash flows                              (0.287)  (0.307)  (0.288)  (0.328)  (0.227)   0.094
  Transfer from (to) var annuities                (0.550)  (0.346)  (0.217)  (0.216)  (0.014)  (0.222)
  Interest credited                                0.241    0.238    0.235    0.230    0.225    0.226
  Acq of new business/companies
                                                  ------  -------   ------  -------  -------  -------
     Fixed Annuities-Gross                        17.615   17.200   16.930   16.615   16.599   16.697
Reinsurance Ceded                                 (1.363)  (1.291)  (1.230)  (1.173)  (1.115)  (1.069)
                                                  ------  -------   ------  -------  -------  -------
     Fixed Annuities-Bal End-of-Quarter           16.252   15.909   15.700   15.442   15.484   15.628
                                                  ------  -------   ------  -------  -------  -------
     Fixed Annuities Incremental Deposits *        0.560    0.447    0.464    0.447    0.536    0.611

Variable Annuities-Bal Beg-of-Quarter             41.493   44.640   43.097   42.743   39.427   34.733

  Gross Deposits                                   0.797    0.793    0.729    0.846    0.887    0.703
  Withdrawals (incl charges) & deaths             (1.210)  (1.168)  (1.253)  (1.199)  (1.250)  (0.993)
                                                  ------  -------   ------  -------  -------  -------
      Net cash flows                              (0.413)  (0.375)  (0.524)  (0.353)  (0.363)  (0.290)
  Transfer from (to) fixed annuities               0.549    0.343    0.216    0.212    0.011    0.227
  Invest inc & change in mkt value                 3.011   (1.511)  (0.046)  (3.175)  (4.342)   2.291
  Acq(sale) of new business/companies
     Var Annuities-Bal End-of-Quarter             44.640   43.097   42.743   39.427   34.733   36.961
                                                  ------  -------   ------  -------  -------  -------
     Variable Annuities Incremental Deposits       0.732    0.699    0.586    0.650    0.683    0.612


 Total Annuities -Bal Beg-of-Quarter              59.704   62.255   60.297   59.673   56.043   51.332

  Gross Deposits                                   1.386    1.283    1.242    1.328    1.447    1.371
  Withdrawals (incl charges) & deaths             (2.085)  (1.964)  (2.055)  (2.009)  (2.037)  (1.567)
                                                  ------  -------   ------  -------  -------  -------
    Net cash flows                                (0.700)  (0.682)  (0.812)  (0.681)  (0.590)  (0.196)
  Transfers                                       (0.001)  (0.003)  (0.001)  (0.004)  (0.003)   0.005
  Interest credited & change in mkt value          3.252   (1.273)   0.189   (2.945)  (4.117)   2.517
  Acq of new business/companies
     Total Gross Annuities-Bal End-of-Quarter     62.255   60.297   59.673   56.043   51.332   53.658
                                                  ------  -------   ------  -------  -------  -------
Reinsurance Ceded                                 (1.363)  (1.291)  (1.230)  (1.173)  (1.115)  (1.069)
                                                  ------  -------   ------  -------  -------  -------
Total Annuities (Net of Ceded) - Bal End-of-Qtr   60.892   59.006   58.443   54.869   50.217   52.589
                                                  ======  =======   ======  =======  =======  =======
     Total Annuities Incremental Deposits *        1.292    1.145    1.050    1.097    1.219    1.223

     Var Ann Under Agree - Included above          0.866    0.868    0.962    0.941    0.904    0.975

Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.





                                                    Life Insurance Segment
                                             Income Statements & Operational Data
                                               Unaudited [Millions of Dollars]

                                                                                                                  YTD         YTD
                                                                                                                  Jun         Jun
                                                     1996        1997        1998        1999        2000        2000        2001
---------------------------------------------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                           62.4        64.8       185.9       235.8       227.3       109.3       101.6
  Surrender charges                                  10.5         9.8        52.1        66.3        66.4        32.7        30.6
  Mortality assessments                             159.7       161.2       350.1       444.6       465.2       226.7       249.1
  Expense assessments                                27.8        28.6       146.2       165.8       191.8        89.4        92.7
  Other revenue and fees                              6.7         9.0         2.6         9.8        14.2         6.8         8.9
  Net investment income                             260.6       268.2       642.6       840.1       871.5       431.2       450.4
                                                  -------     -------     -------     -------     -------     -------     -------
       Operating Revenue                            527.6       541.5      1379.5      1762.6      1836.4       896.0       933.4
                                                  -------     -------     -------     -------     -------     -------     -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                        136.5       143.6       371.2       430.5       411.5       194.7       203.4
    Div accum & div to policyholders                 24.1        20.4        70.7        81.5        80.8        39.1        36.6
    Interest credited to policy bal.                151.9       153.0       393.1       493.8       525.4       255.0       279.5
  Underwriting, acquisition,
     insurance and other expenses                   154.1       172.1       293.1       399.1       384.8       200.3       190.8
  Goodwill amortization                               0.1         0.1        19.7        23.4        23.7        11.8        11.8
  Interest expense                                                                        0.0         0.0         0.0         0.0
                                                  -------     -------     -------     -------     -------     -------     -------
     Operating Benefits and Expenses                466.8       489.3      1147.8      1428.2      1426.3       700.9       722.1
                                                  -------     -------     -------     -------     -------     -------     -------

         Income from Operations Before Tax           60.8        52.3       231.6       334.3       410.1       195.1       211.2

  Federal income taxes                               19.6        12.4        82.4       122.3       150.1        72.2        75.5
                                                  -------     -------     -------     -------     -------     -------     -------

       Income from Operations                        41.2        39.9       149.2       212.0       259.9       122.9       135.7
                                                  -------     -------     -------     -------     -------     -------     -------
  Realized gains (losses) on investments             10.5        (0.8)       (1.7)       (0.5)      (10.7)       (6.4)      (11.8)
  Gains(losses) on derivatives                                                                                                0.1
  Restructuring charges                                                     (20.0)                                           (2.0)
                                                  -------     -------     -------     -------     -------     -------     -------
Income before Accounting Changes                     51.8        39.1       127.5       211.5       249.3       116.5       122.0
                                                  =======     =======     =======     =======     =======     =======     =======
  Cumulative effect of accounting changes             0.0         0.0         0.0         0.0         0.0         0.0        (5.5)
       Net Income                                    51.8        39.1       127.5       211.5       249.3       116.5       116.5
                                                  =======     =======     =======     =======     =======     =======     =======

Inc from Oper -before Goodwill Amort.                41.4        40.0       168.9       235.4       283.6       134.7       147.6

Effective tax rate                                   32.2%       23.7%       35.6%       36.6%       36.6%       37.0%       35.7%

Operating Revenue                                   527.6       541.5     1,379.5      1762.6      1836.4       896.0       933.4
Realized gains (losses) on investments               21.6         3.2        (1.0)       (2.2)      (17.4)      (10.1)      (18.2)
Gains(losses) on derivatives                                                                                                  0.1
                                                  -------     -------     -------     -------     -------     -------     -------
    Total Revenue                                   549.2       544.8     1,378.5      1760.4      1819.0       885.9       915.3
                                                  =======     =======     =======     =======     =======     =======     =======
Average capital                                     388.2       384.9      1948.0      2712.3      2640.2      2635.1      2722.7
Return on average capital                           10.6%       10.4%        7.7%        7.8%        9.8%        9.3%       10.0%


First Year Premiums by Product (Billions)
  Lincoln Life
    Universal Life                                  0.021       0.013       0.125       0.225       0.190       0.087       0.080
    Variable Universal Life                         0.054       0.053       0.086       0.129       0.209       0.084       0.104
    Whole Life                                      0.007       0.005       0.020       0.024       0.022       0.008       0.009
    Term                                            0.000       0.000       0.003       0.004       0.003       0.002       0.001
                                                  -------     -------     -------     -------     -------     -------     -------
        Subtotal                                    0.082       0.071       0.234       0.381       0.423       0.182       0.194
    Corporate Owned Life Insurance (COLI)           0.000       0.000       0.004       0.015       0.087       0.032       0.028
                                                  -------     -------     -------     -------     -------     -------     -------
        Total Lincoln Life                          0.082       0.071       0.238       0.396       0.510       0.214       0.222
                                                  -------     -------     -------     -------     -------     -------     -------

First Penn-Pacific
    Universal Life                                  0.111       0.101       0.108       0.114       0.094       0.046       0.045
    Term                                            0.023       0.033       0.046       0.047       0.045       0.026       0.016
                                                  -------     -------     -------     -------     -------     -------     -------
        Total First Penn-Pacific                    0.134       0.134       0.154       0.160       0.139       0.072       0.060
                                                  -------     -------     -------     -------     -------     -------     -------
    Total Segment by Product                        0.216       0.205       0.391       0.556       0.649       0.286       0.282
                                                  =======     =======     =======     =======     =======     =======     =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                                                              0.181       0.195       0.080       0.081
Lincoln Financial Distributors                                                          0.375       0.455       0.207       0.201
                                                  -------     -------     -------     -------     -------     -------     -------
    Total by Distribution                           0.216       0.205       0.391       0.556       0.649       0.286       0.282
                                                  =======     =======     =======     =======     =======     =======     =======
Individual Life Insurance In-Force (Billions)
  Universal Life & Other                           32.876      32.827     105.837     109.288     115.872     110.448     118.007
  Term Insurance                                   16.284      30.337      67.076      85.701     100.130      97.039     105.265
                                                  -------     -------     -------     -------     -------     -------     -------
     Total  Life Segment In-Force                  49.160      63.164     172.914     194.988     216.002     207.487     223.272
                                                  =======     =======     =======     =======     =======     =======     =======





                                                                                Life Insurance Segment
                                                                         Income Statements & Operational Data
                                                                           Unaudited [Millions of Dollars]

For the Quarter Ended                               Sep       Dec       Mar       Jun       Sep       Dec
                                                   1998      1998      1999      1999      1999      1999
----------------------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                         40.8      80.2      54.5      57.8      52.4      71.1
  Surrender charges                                11.0      17.6      14.7      16.5      17.1      18.0
  Mortality assessments                            60.4     121.8     108.8     111.4     110.5     113.9
  Expense assessments                              36.5      50.8      39.6      35.4      42.8      48.0
  Other revenue and fees                           (0.1)      2.5       1.9       1.6       2.4       3.9
  Net investment income                           144.8     207.5     207.9     207.8     209.6     214.8
                                                -------   -------   -------   -------   -------   -------
       Operating Revenue                          293.4     480.4     427.4     430.6     434.9     469.6
                                                -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                       72.0     134.9     103.6     108.7     105.4     112.8
    Div accum & div to policyholders               18.4      26.3      20.3      21.0      19.2      21.0
    Interest credited to policy bal.               74.7     122.0     125.8     123.0     122.8     122.3
  Underwriting, acquisition,
     insurance and other expenses                  69.4     106.6      95.7      86.5      99.1     117.8
  Goodwill amortization                             4.0       7.1       5.9       5.0       6.4       6.0
                                                -------   -------   -------   -------   -------   -------
     Operating Benefits and Expenses              238.5     396.9     351.2     344.1     353.0     379.9
                                                -------   -------   -------   -------   -------   -------
         Income from Operations Before Tax         54.9      83.5      76.1      86.5      82.0      89.8

  Federal income taxes                             18.8      31.6      28.1      32.0      29.4      32.8
                                                -------   -------   -------   -------   -------   -------
       Income from Operations                      36.2      51.9      48.1      54.4      52.6      57.0
                                                -------   -------   -------   -------   -------   -------
  Realized gains (losses) on investments           (1.0)     (6.1)     (1.8)     (2.9)      1.4       2.8
  Gains (losses) on derivatives
  Restructuring charges
                                                -------   -------   -------   -------   -------   -------
Income before Accounting Changes                   35.2      45.8      46.3      51.5      54.0      59.7
  Cumulative effect of accounting changes           0.0       0.0       0.0       0.0       0.0       0.0
                                                -------   -------   -------   -------   -------   -------
       Net Income                                  35.2      45.8      46.3      51.5      54.0      59.7
                                                =======   =======   =======   =======   =======   =======
Inc from Oper -before
    Goodwill  Amortization                         40.1      59.0      54.0      59.5      59.0      63.0

Effective tax rate                                 34.1%     37.9%     36.9%     37.0%     35.9%     36.5%

Operating Revenue                                 293.4     480.4     427.4     430.6     434.9     469.6
Realized gains (losses) on investments             (0.6)     (9.7)     (3.4)     (4.4)      2.1       3.4
Gains (losses) on derivatives
                                                -------   -------   -------   -------   -------   -------
    Total Revenue                                 292.8     470.7     424.0     426.3     437.1     473.1
                                                =======   =======   =======   =======   =======   =======
Average capital                                  1895.1    2527.0    2716.6    2739.4    2707.4    2686.0
Return on average capital                           7.6%      8.2%      7.1%      7.9%      7.8%      8.5%


First Year Premiums by Product (Billions)
Lincoln Life
    Universal Life                                                    0.043     0.051     0.044     0.086
    Variable Universal Life                                           0.027     0.024     0.027     0.052
    Whole Life                                                        0.004     0.005     0.006     0.008
    Term                                                              0.000     0.001     0.001     0.001
        Subtotal                                                      0.075     0.081     0.078     0.147
    Corporate Owned Life Insurance (COLI)                             0.002     0.007     0.002     0.004
                                                -------   -------   -------   -------   -------   -------
        Total Lincoln Life                        0.044     0.103     0.077     0.088     0.081     0.151
                                                -------   -------   -------   -------   -------   -------
First Penn-Pacific
    Universal Life                                                    0.029     0.029     0.030     0.026
    Term                                                              0.013     0.012     0.011     0.011
                                                -------   -------   -------   -------   -------   -------
        Total First Penn-Pacific                  0.040     0.043     0.042     0.040     0.041     0.037
                                                -------   -------   -------   -------   -------   -------
    Total  Segment by Product                     0.084     0.147     0.119     0.128     0.121     0.188
                                                =======   =======   =======   =======   =======   =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                        0.010     0.006     0.039     0.033     0.038     0.071
Lincoln Financial Distributors                    0.074     0.141     0.080     0.095     0.084     0.117
                                                -------   -------   -------   -------   -------   -------
    Total by Distribution                         0.084     0.147     0.119     0.128     0.121     0.188
                                                =======   =======   =======   =======   =======   =======

Individual Insurance In-Force (Billions)
  Universal Life & Other                         69.785   105.837   105.090   106.047   106.945   109.288
  Term Insurance                                 52.057    67.076    73.452    78.431    81.963    85.701
     Total Segment In-Force                     121.842   172.914   178.542   184.478   188.908   194.988
                                                =======   =======   =======   =======   =======   =======


For the Quarter Ended                               Mar       Jun       Sep       Dec       Mar       Jun
                                                   2000      2000      2000      2000      2001      2001
---------------------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                         53.0      56.3      50.9      67.1      50.9      50.7
  Surrender charges                                16.2      16.5      13.8      19.9      17.2      13.5
  Mortality assessments                           112.2     114.5     116.3     122.1     124.3     124.8
  Expense assessments                              45.3      44.1      46.9      55.5      47.4      45.3
  Other revenue and fees                            3.2       3.6       3.8       3.7       5.1       3.8
  Net investment income                           215.6     215.5     220.6     219.7     223.0     227.4
                                                -------   -------   -------   -------   -------   -------
       Operating Revenue                          445.5     450.5     452.4     488.0     467.9     465.5
                                                -------   -------   -------   -------   -------   -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                       98.4      96.3      95.8     121.0      99.9     103.5
    Div accum & div to policyholders               20.4      18.7      16.4      25.3      17.5      19.0
    Interest credited to policy bal.              126.3     128.7     134.0     136.5     138.3     141.2
  Underwriting, acquisition,
     insurance and other expenses                  99.4     100.9      94.9      89.6      98.8      92.0
  Goodwill amortization                             5.9       5.9       5.9       5.9       5.9       5.9
                                                -------   -------   -------   -------   -------   -------
     Operating Benefits and Expenses              350.3     350.6     347.0     378.4     360.5     361.7
                                                -------   -------   -------   -------   -------   -------
         Income from Operations Before Tax         95.2      99.9     105.4     109.6     107.4     103.8

  Federal income taxes                             34.8      37.4      38.9      39.0      38.8      36.7
                                                -------   -------   -------   -------   -------   -------
       Income from Operations                      60.4      62.4      66.5      70.6      68.6      67.1
                                                -------   -------   -------   -------   -------   -------
  Realized gains (losses) on investments           (2.4)     (4.0)      1.0      (5.2)     (5.4)     (6.4)
  Gains (losses) on derivatives                                                            (0.0)      0.1
  Restructuring charges                                                                              (2.0)
                                                -------   -------   -------   -------   -------   -------
Income before Accounting Changes                   58.1      58.4      67.4      65.4      63.2      58.8
  Cumulative effect of accounting changes           0.0       0.0       0.0       0.0      (0.2)     (5.3)
                                                -------   -------   -------   -------   -------   -------
       Net Income                                  58.1      58.4      67.4      65.4      62.9      53.5
                                                =======   =======   =======   =======   =======   =======
Inc from Oper -before
    Goodwill  Amortization                         66.3      68.4      72.4      76.5      74.5      73.0

Effective tax rate                                 36.5%     37.5%     36.9%     35.6%     36.1%     35.3%

Operating Revenue                                 445.5     450.5     452.4     488.0     467.9     465.5
Realized gains (losses) on investments             (3.8)     (6.3)      0.8      (8.1)     (8.2)    (10.0)
Gains (losses) on derivatives                                                              (0.0)      0.2
                                                -------   -------   -------   -------   -------   -------
    Total Revenue                                 441.7     444.2     453.2     479.9     459.6     455.7
                                                =======   =======   =======   =======   =======   =======
Average capital                                  2655.3    2615.0    2650.5    2640.0    2729.8    2715.7
Return on average capital                          9.1%      9.6%     10.0%     10.7%     10.1%      9.9%


First Year Premiums by Product (Billions)
Lincoln Life
    Universal Life                                0.046     0.042     0.047     0.056     0.035     0.045
    Variable Universal Life                       0.042     0.043     0.052     0.072     0.053     0.050
    Whole Life                                    0.004     0.005     0.006     0.008     0.004     0.005
    Term                                          0.001     0.001     0.000     0.001     0.000     0.000
                                                -------   -------   -------   -------   -------   -------
        Subtotal                                  0.093     0.089     0.105     0.137     0.093     0.101
    Corporate Owned Life Insurance (COLI)         0.013     0.019     0.006     0.049     0.007     0.021
                                                -------   -------   -------   -------   -------   -------
        Total Lincoln Life                        0.105     0.109     0.111     0.186     0.100     0.122
                                                -------   -------   -------   -------   -------   -------
First Penn-Pacific
    Universal Life                                0.026     0.021     0.024     0.023     0.022     0.023
    Term                                          0.013     0.013     0.010     0.009     0.007     0.008
                                                -------   -------   -------   -------   -------   -------
        Total First Penn-Pacific                  0.039     0.034     0.035     0.032     0.029     0.031
                                                -------   -------   -------   -------   -------   -------
    Total  Segment by Product                     0.144     0.142     0.145     0.218     0.129     0.154
                                                =======   =======   =======   =======   =======   =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                        0.044     0.035     0.050     0.065     0.035     0.046
Lincoln Financial Distributors                    0.100     0.107     0.095     0.153     0.093     0.108
                                                -------   -------   -------   -------   -------   -------
    Total by Distribution                         0.144     0.142     0.145     0.218     0.129     0.154
                                                =======   =======   =======   =======   =======   =======

Individual Insurance In-Force (Billions)
  Universal Life & Other                        108.817   110.448   112.884   115.872   116.747   118.007
  Term Insurance                                 92.857    97.039    98.424   100.130   102.467   105.265
     Total Segment In-Force                     201.674   207.487   211.308   216.002   219.214   223.272
                                                =======   =======   =======   =======   =======   =======





                                                                  Life Insurance Segment
                                                          Life Insurance Account Value Roll Forward
                                                              Unaudited [Billions of Dollars]
                                                                                                            YTD        YTD
                                                                                                            Jun        Jun
                                                    1996       1997       1998       1999       2000       2000       2001
--------------------------------------------------------------------------------------------------------------------------
Lincoln Life
Universal Life-Bal Beg-of-Year                     1.507      1.538      1.479      5.093      5.385      5.385      5.645

  Deposits                                         0.160      0.136      0.527      0.861      0.819      0.396      0.431
  Withdrawals & deaths                            (0.221)    (0.284)    (0.575)    (0.385)    (0.347)    (0.190)    (0.125)
                                                 -------    -------    -------    -------    -------    -------    -------
      Net cash flows                              (0.061)    (0.148)    (0.048)     0.475      0.472      0.206      0.306
  Policyholder assessments                                                         (0.483)    (0.518)    (0.256)    (0.262)
  Interest credited                                0.092      0.088      0.285      0.300      0.306      0.151      0.159
  Acq of new business/companies                    0.000      0.000      3.378      0.000      0.000      0.000      0.000
                                                 -------    -------    -------    -------    -------    -------    -------
     Universal Life-Bal End of Year (1)            1.538      1.479      5.093      5.385      5.645      5.486      5.848
                                                 -------    -------    -------    -------    -------    -------    -------
Variable Universal Life-Bal Beg-of-Year            0.239      0.339      0.480      1.200      1.605      1.605      1.808

  Deposits                                         0.095      0.106      0.193      0.326      0.607      0.240      0.273
  Withdrawals & deaths                            (0.030)    (0.040)    (0.100)    (0.099)    (0.132)    (0.047)    (0.108)
                                                 -------    -------    -------    -------    -------    -------    -------
      Net cash flows                               0.065      0.065      0.093      0.228      0.475      0.193      0.165
  Policyholder assessments                                                         (0.084)    (0.141)    (0.065)    (0.082)
  Invest inc & chg in mkt value                    0.035      0.076      0.105      0.370     (0.130)     0.031     (0.125)
  Acq of new business/transfers between segments   0.000      0.000      0.522     (0.110)     0.000      0.000      0.000
                                                 -------    -------    -------    -------    -------    -------    -------
      Variable Universal Life -Bal End-of-Year     0.339      0.480      1.200      1.605      1.808      1.764      1.766
                                                 -------    -------    -------    -------    -------    -------    -------
Interest Sensitive Whole Life - Bal Beg-of-Year                                     1.784      1.963      1.963      2.062

  Deposits                                                               0.340      0.355      0.322      0.131      0.125
  Withdrawals & deaths                                                  (0.294)    (0.162)    (0.168)    (0.079)    (0.084)
                                                 -------    -------    -------    -------    -------    -------    -------
      Net cash flows                                                     0.046      0.193      0.154      0.052      0.041
  Policyholder assessments                                                         (0.168)    (0.168)    (0.078)    (0.076)
  Interest credited                                                      0.096      0.109      0.113      0.056      0.058
  Acq of new business/companies                                          1.642      0.045
                                                 -------    -------    -------    -------    -------    -------    -------
     Int Sensitive Whole Life-Bal End -of -Year                          1.784      1.963      2.062      1.993      2.084
                                                 -------    -------    -------    -------    -------    -------    -------
 Total Lincoln Life -Bal Beg-of-Year               1.746      1.877      1.959      8.077      8.952      8.952      9.516

  Deposits                                         0.255      0.242      1.059      1.542      1.749      0.767      0.829
  Withdrawals & deaths                            (0.251)    (0.324)    (0.968)    (0.646)    (0.647)    (0.316)    (0.317)
                                                 -------    -------    -------    -------    -------    -------    -------
      Net cash flows                               0.004     (0.082)     0.091      0.896      1.102      0.451      0.512
  Policyholder assessments                                                         (0.734)    (0.827)    (0.399)    (0.421)
  Invest inc & chg in mkt value                    0.127      0.164      0.486      0.778      0.289      0.238      0.092
  Acq of new business/transfers between segments                         5.542     (0.065)
                                                 -------    -------    -------    -------    -------    -------    -------
     Total Lincoln Life - Bal End -of -Year        1.877      1.959      8.077      8.952      9.516      9.242      9.698
                                                 -------    -------    -------    -------    -------    -------    -------
     VUL Under Agree -included above                                     0.631      0.704      0.609      0.707      0.549

First Penn-Pacific (FPP)
Universal Life-Bal Beg-of-Year                     0.883      0.992      1.079      1.166      1.265      1.265      1.331

  Deposits                                         0.150      0.142      0.148      0.156      0.135      0.067      0.066
  Withdrawals & deaths                            (0.098)    (0.115)    (0.126)    (0.067)    (0.079)    (0.042)    (0.036)
                                                 -------    -------    -------    -------    -------    -------    -------
      Net cash flows                               0.052      0.027      0.022      0.089      0.056      0.025      0.029
  Policyholder assessments                                                         (0.060)    (0.065)    (0.032)    (0.032)
  Interest credited                                0.056      0.061      0.065      0.071      0.076      0.037      0.040
                                                 -------    -------    -------    -------    -------    -------    -------
     FPP Universal Life-Bal End-of-Year            0.992      1.079      1.166      1.265      1.331      1.296      1.368
                                                 -------    -------    -------    -------    -------    -------    -------


Total Segment- Life Insurance Account Values
Bal Beg-of-Year                                    2.629      2.869      3.038      9.243     10.217     10.217     10.847

  Deposits                                         0.405      0.384      1.207      1.698      1.884      0.835      0.895
  Withdrawals & deaths                            (0.349)    (0.439)    (1.095)    (0.713)    (0.727)    (0.358)    (0.354)
                                                 -------    -------    -------    -------    -------    -------    -------
      Net cash flows                               0.056     (0.056)     0.113      0.985      1.158      0.477      0.541
  Policyholder assessments                                                         (0.795)    (0.893)    (0.431)    (0.453)
  Invest inc & change in market value              0.183      0.225      0.551      0.849      0.364      0.275      0.132
  Acq(sale) of new business/companies                                    5.542     (0.065)
                                                 -------    -------    -------    -------    -------    -------    -------
     Total Segment -Bal End-of-Year                2.869      3.038      9.243     10.217     10.847     10.538     11.066
                                                 =======    =======    =======    =======    =======    =======    =======




6/30/2001                                                                       PAGE 20


Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

For the Quarter Ended            Sep       Dec       Mar       Jun       Sep       Dec
                                1998      1998      1998      1999      1999      1999
                              ------    ------    ------    ------    ------    ------
Lincoln Life
Universal Life-Bal
Beg-of-Quarter                 2.939     3.013     5.093     5.183     5.219     5.279

  Deposits                     0.095     0.223     0.194     0.199     0.198     0.270
  Withdrawals & deaths        (0.063)   (0.236)   (0.050)   (0.135)   (0.091)   (0.110)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.032    (0.013)    0.144     0.064     0.107     0.160
  Policyholder assessments     0.000     0.000    (0.116)   (0.118)   (0.121)   (0.129)
  Interest credited            0.042     0.152     0.062     0.089     0.073     0.075
  Acq of new business/
  companies                              1.941               0.000               0.000
                              ------    ------    ------    ------    ------    ------
   Universal Life-Bal
     End-of-Quarter (1)        3.013     5.093     5.183     5.219     5.279     5.385
                              ------    ------    ------    ------    ------    ------
Variable Universal Life-Bal
Beg of Quarter                 0.608     0.561     1.200     1.177     1.298     1.285

  Deposits                     0.035     0.095     0.077     0.068     0.074     0.107
  Withdrawals & deaths        (0.013)   (0.063)   (0.011)   (0.013)   (0.049)   (0.025)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.022     0.032     0.066     0.055     0.025     0.082
  Policyholder assessments     0.000     0.000    (0.020)   (0.020)   (0.020)   (0.024)
  Invest inc & chg in mkt
  value                       (0.069)    0.103     0.040     0.087    (0.018)    0.262
  Acq of new business/
  transfers between segments             0.504    (0.110)    0.000
                              ------    ------    ------    ------    ------    ------
      Variable Universal Life
      -Bal End-of-Quar         0.561     1.200     1.177     1.298     1.285     1.605
                              ------    ------    ------    ------    ------    ------
Interest Sensitive Whole Life
- Bal Beg-of-Qua               1.730     1.729     1.784     1.865     1.895     1.922

  Deposits                     0.086     0.116     0.083     0.073     0.086     0.113
  Withdrawals & deaths        (0.116)   (0.085)   (0.039)   (0.030)   (0.044)   (0.050)
                              ------    ------    ------    ------    ------    ------
      Net cash flows          (0.030)    0.031     0.044     0.044     0.043     0.062
  Policyholder assessments                        (0.039)   (0.039)   (0.042)   (0.048)
  Interest credited            0.029     0.024     0.030     0.025     0.027     0.026
  Acq of new business/
  companies                                        0.045
                              ------    ------    ------    ------    ------    ------
    Int Sensitive Whole
     Life-Bal End-of-Quart     1.729     1.784     1.865     1.895     1.922     1.963
                              ------    ------    ------    ------    ------    ------
 Total Lincoln Life -Bal
 Beg-of-Quarter                5.276     5.303     8.077     8.225     8.412     8.485

  Deposits                     0.216     0.433     0.354     0.340     0.358     0.490
  Withdrawals & deaths        (0.192)   (0.383)   (0.100)   (0.178)   (0.184)   (0.185)
                              ------    ------    ------    ------    ------    ------
     Net cash flows            0.024     0.050     0.254     0.163     0.175     0.305
  Policyholder assessments                        (0.174)   (0.176)   (0.183)   (0.201)
  Invest inc & chg in mkt
  value                        0.003     0.279     0.132     0.201     0.082     0.363
  Acq of new business/
  transfers between segments             2.445    (0.065)
                              ------    ------    ------    ------    ------    ------
     Total Lincoln Life -
     Bal End-of-Quarter        5.303     8.077     8.225     8.412     8.485     8.952
                              ------    ------    ------    ------    ------    ------
     VUL Under Agree -
     included above            0.044     0.631     0.699     0.770     0.681     0.704
                              ------    ------    ------    ------    ------    ------

First Penn-Pacific (FPP)
Universal Life-Bal
Beg-of-Quarter                 1.118     1.140     1.166     1.191     1.215     1.240

  Deposits                     0.038     0.041     0.040     0.039     0.041     0.036
  Withdrawals & deaths        (0.032)   (0.032)   (0.017)   (0.017)   (0.019)   (0.014)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.006     0.009     0.023     0.022     0.022     0.022
  Policyholder assessments                                  (0.015)   (0.015)   (0.015)
  Interest credited            0.016     0.017     0.017     0.017     0.018     0.018
                              ------    ------    ------    ------    ------    ------
     FPP Universal Life-Bal
     End-of-Quarter            1.140     1.166     1.191     1.215     1.240     1.265
                              ------    ------    ------    ------    ------    ------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Quarter             6.394     6.443     9.243     9.416     9.628     9.726

  Deposits                     0.254     0.475     0.394     0.379     0.399     0.526
  Withdrawals & deaths        (0.224)   (0.415)   (0.117)   (0.195)   (0.202)   (0.199)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.030     0.060     0.277     0.185     0.197     0.327
  Policyholder assessments                                  (0.192)   (0.198)   (0.216)
  Invest inc & change in
  market value                 0.019     0.295     0.149     0.219     0.100     0.381
  Acq(sale) of new business/
  companies                    0.000     2.445    (0.065)    0.000     0.000     0.000
                              ------    ------    ------    ------    ------    ------
    Total Segment -Bal
     End-of-Quarter            6.443     9.243     9.416     9.628     9.726    10.217
                              ------    ------    ------    ------    ------    ------



For the Quarter Ended            Mar       Jun       Sep       Dec       Mar       Jun
                                2000      2000      2000      2000      2001      2001
                              ------    ------    ------    ------    ------    ------
Lincoln Life
Universal Life-Bal
Beg-of-Quarter                 5.385     5.449     5.486     5.562     5.645     5.718

  Deposits                     0.216     0.181     0.192     0.231     0.194     0.236
  Withdrawals & deaths        (0.097)   (0.093)   (0.064)   (0.093)   (0.069)   (0.056)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.118     0.088     0.128     0.139     0.125     0.181
  Policyholder assessments    (0.129)   (0.127)   (0.129)   (0.133)   (0.131)   (0.131)
  Interest credited            0.075     0.076     0.077     0.078     0.078     0.080
  Acq of new business/
  companies                    0.000
                              ------    ------    ------    ------    ------    ------
   Universal Life-Bal
     End-of-Quarter (1)        5.449     5.486     5.562     5.645     5.718     5.848
                              ------    ------    ------    ------    ------    ------
Variable Universal Life-Bal
Beg of Quarter                 1.605     1.771     1.764     1.812     1.808     1.633

  Deposits                     0.112     0.128     0.123     0.245     0.136     0.138
  Withdrawals & deaths        (0.019)   (0.028)   (0.037)   (0.048)   (0.049)   (0.060)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.093     0.100     0.085     0.197     0.087     0.078
  Policyholder assessments    (0.032)   (0.033)   (0.036)   (0.041)   (0.041)   (0.041)
  Invest inc & chg in mkt
  value                        0.105    (0.074)   (0.001)   (0.160)   (0.221)    0.096
  Acq of new business/
  transfers between segments   0.000     0.000
                              ------    ------    ------    ------    ------    ------
      Variable Universal Life
      -Bal End-of-Quar         1.771     1.764     1.812     1.808     1.633     1.766
                              ------    ------    ------    ------    ------    ------
Interest Sensitive Whole Life
- Bal Beg-of-Qua               1.963     1.970     1.993     2.026     2.062     2.068

  Deposits                     0.060     0.071     0.079     0.113     0.056     0.069
  Withdrawals & deaths        (0.042)   (0.037)   (0.033)   (0.056)   (0.041)   (0.043)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.018     0.034     0.045     0.057     0.014     0.027
  Policyholder assessments    (0.039)   (0.040)   (0.040)   (0.050)   (0.037)   (0.040)
  Interest credited            0.028     0.028     0.027     0.029     0.028     0.030
  Acq of new business/
  companies
                              ------    ------    ------    ------    ------    ------
    Int Sensitive Whole
     Life-Bal End-of-Quart     1.970     1.993     2.026     2.062     2.068     2.084
                              ------    ------    ------    ------    ------    ------
 Total Lincoln Life -Bal
 Beg-of-Quarter                8.952     9.190     9.242     9.400     9.516     9.419

  Deposits                     0.387     0.380     0.393     0.589     0.386     0.443
  Withdrawals & deaths        (0.158)   (0.158)   (0.135)   (0.196)   (0.159)   (0.158)
                              ------    ------    ------    ------    ------    ------
     Net cash flows            0.229     0.222     0.258     0.392     0.226     0.285
  Policyholder assessments    (0.199)   (0.200)   (0.205)   (0.224)   (0.209)   (0.212)
  Invest inc & chg in mkt
  value                        0.208     0.030     0.104    (0.053)   (0.114)    0.206
  Acq of new business/
  transfers between segments
                              ------    ------    ------    ------    ------    ------
     Total Lincoln Life -
     Bal End-of-Quarter        9.190     9.242     9.400     9.516     9.419     9.698
                              ------    ------    ------    ------    ------    ------
     VUL Under Agree -
     included above            0.743     0.707     0.698     0.609     0.527     0.549
                              ------    ------    ------    ------    ------    ------

First Penn-Pacific (FPP)
Universal Life-Bal
Beg-of-Quarter                 1.265     1.280     1.296     1.317     1.331     1.345

  Deposits                     0.036     0.031     0.035     0.033     0.032     0.034
  Withdrawals & deaths        (0.024)   (0.018)   (0.016)   (0.021)   (0.022)   (0.015)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.013     0.013     0.019     0.012     0.011     0.019
  Policyholder assessments    (0.016)   (0.016)   (0.017)   (0.017)   (0.016)   (0.016)
  Interest credited            0.019     0.019     0.019     0.019     0.020     0.020
                              ------    ------    ------    ------    ------    ------
     FPP Universal Life-Bal
     End-of-Quarter            1.280     1.296     1.317     1.331     1.345     1.368
                              ------    ------    ------    ------    ------    ------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Quarter            10.217    10.470    10.538    10.716    10.847    10.764

  Deposits                     0.424     0.411     0.428     0.622     0.418     0.477
  Withdrawals & deaths        (0.182)   (0.176)   (0.151)   (0.218)   (0.181)   (0.173)
                              ------    ------    ------    ------    ------    ------
      Net cash flows           0.242     0.235     0.277     0.404     0.237     0.304
  Policyholder assessments    (0.215)   (0.216)   (0.221)   (0.241)   (0.225)   (0.228)
  Invest inc & change in
  market value                 0.227     0.048     0.123    (0.033)   (0.094)    0.226
  Acq(sale) of new business/
  companies                    0.000     0.000     0.000     0.000     0.000     0.000
                              ------    ------    ------    ------    ------    ------
    Total Segment -Bal
     End-of-Quarter           10.470    10.538    10.716    10.847    10.764    11.066
                              ------    ------    ------    ------    ------    ------


(1) Includes fixed investment option of VUL products.





6/30/2001                                                                                                               PAGE 21


Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]
                                                                                                                  YTD        YTD
                                                                                                                  Jun        Jun
For the Year Ended December 31                            1996       1997       1998       1999       2000       2000       2001
                                                        ------     ------     ------     ------     ------     ------     ------
Operating Revenue
  Life and annuity premiums                              472.2      466.7      592.0      743.1      968.5      456.5      581.9
  Health premiums                                        775.6      566.1      628.6      692.3      404.6      199.5      199.1
  Surrender charges                                        2.7        3.4        3.3        2.8        3.7        2.0        1.2
  Mortality assessments                                    0.0        0.0        0.7        0.7        0.0        0.0        0.0
  Expense assessments                                      0.0        0.0        0.3        0.3       (0.0)      (0.0)      (0.0)
  Other revenue and fees                                  28.7       35.5       37.9       62.5       71.3       27.7       26.2
  Net investment income                                  264.2      288.6      315.0      316.6      320.3      164.7      157.1
  Equity earnings in unconsol affiliates                   0.0        2.1        3.3        5.8        2.1        1.2        0.9
                                                        ------     ------     ------     ------     ------     ------     ------
       Operating Revenue                                1543.3     1362.3     1581.2     1824.1     1770.6      851.6      966.5
                                                        ------     ------     ------     ------     ------     ------     ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits                     305.7      321.4      452.2      530.6      716.1      338.9      411.1
    Div accum & div to policyholders                       9.3        9.3        7.3        6.9        6.7        2.8        2.5
    Interest credited to policy bal.                      40.3       50.3       44.1       47.3       42.2       17.5       17.9
    Health policy benefits                               658.6      824.4      556.3      646.5      434.8      226.9      187.1
  Underwriting, acquisition,
    insurance and other expenses                         413.0      388.0      359.9      531.7      380.5      177.3      219.6
  Goodwill amortization                                    0.0        0.0        0.0        0.4        1.8        0.9        0.9
  Interest on notes payable                                2.9                   0.0        1.0       11.2        5.0        5.1
                                                        ------     ------     ------     ------     ------     ------     ------
       Operating Benefits and Expenses                  1429.7     1593.6     1419.7     1764.4     1593.2      769.2      844.2
                                                        ------     ------     ------     ------     ------     ------     ------
         Income from Operations Before Tax               113.5     (231.3)     161.4       59.7      177.3       82.4      122.3

  Federal income taxes                                    38.7      (81.2)      56.5       19.6       54.8       24.7       41.4
                                                        ------     ------     ------     ------     ------     ------     ------

       Income from Operations (1)                         74.8     (150.1)     104.9       40.1      122.5       57.7       80.9

  Realized gains (losses) on investments                  12.0       16.3       (2.6)       3.7       (0.9)       0.1       (6.4)
  Gains(losses) on derivatives                                                                                               0.0
  Restructuring charges                                                                    (3.2)       0.7
                                                        ------     ------     ------     ------     ------     ------     ------
Income before Accounting Changes                          86.8     (133.8)     102.3       40.6      122.3       57.8       74.6
  Cumulative effect of accounting changes                  0.0        0.0        0.0        0.0        0.0        0.0       (2.4)
                                                        ------     ------     ------     ------     ------     ------     ------
       Net Income (1)                                     86.8     (133.8)     102.3       40.6      122.3       57.8       72.2
                                                        ======     ======     ======     ======     ======     ======     ======

Inc from Oper -before Goodwill Amort.                     74.8     (150.1)     104.9       40.5      124.2       58.6       81.8

Effective tax rate                                        34.1%      35.1%      35.0%      32.8%      30.9%      30.0%      33.9%

Operating Revenue                                       1543.3     1362.3     1581.2     1824.1     1770.6      851.6      966.5
Realized gains (losses) on investments                    18.5       25.3       (3.5)       5.7       (1.3)      (0.0)      (9.7)
Gains(losses) on derivatives
                                                        ------     ------     ------     ------     ------     ------     ------
    Total Revenue                                       1561.8     1387.5     1577.7     1829.7     1769.3      851.6      956.8
                                                        ======     ======     ======     ======     ======     ======     ======

Revenue by Source
Individual Markets                                       468.1      503.9      633.6      814.1     1053.4      496.0      625.6
Group Markets                                            158.7      131.6      130.6      168.0      318.0      163.3      172.0
Financial Reinsurance                                    531.1      365.2      279.3      344.5      127.3       64.3       53.5
Other                                                     20.0       26.5        8.5       (5.0)      12.7        5.6        6.7
                                                        ------     ------     ------     ------     ------     ------     ------
     Total Revenue, Excl Exited Businesses              1177.9     1027.2     1052.0     1321.6     1511.4      729.2      857.7
Exited Businesses Under Management (2)                   383.9      360.3      525.7      508.1      257.9      122.4       99.0
                                                        ------     ------     ------     ------     ------     ------     ------
     Total Revenue                                      1561.8     1387.5     1577.7     1829.7     1769.3      851.6      956.8
                                                        ======     ======     ======     ======     ======     ======     ======
Income from Operations by Source
Individual Markets                                        49.8       71.9       83.5       91.9       90.6       41.8       64.3
Group Markets                                             10.2        3.3        1.6       (1.6)       7.5        2.2        5.6
Financial Reinsurance                                     17.5       15.5       17.1       21.7       20.3       11.2       10.5
Other                                                     (2.0)      (2.0)      (3.4)      (4.4)      (7.7)      (3.3)      (2.4)
                                                        ------     ------     ------     ------     ------     ------     ------
     Inc from Oper, Excl Exited Businesses                75.6       88.7       98.8      107.6      110.7       51.9       78.0
Exited Businesses Under Management (2)                    (0.8)    (238.8)       6.1      (67.4)      11.8        5.8        2.9
                                                        ------     ------     ------     ------     ------     ------     ------
     Inc from Operations (1)                              74.8     (150.1)     104.9       40.1      122.5       57.7       80.9
                                                        ======     ======     ======     ======     ======     ======     ======

Risk Premium (3)                                         362.4      384.1      451.5      543.7      675.5      311.4      423.3

Individual Life Sales
 [Billions of Dollars]                                    26.6       39.5       78.1      116.8      139.5       67.2       59.2

Ind Life In-Force                                        130.8      153.1      213.6      306.6      407.4      354.0      447.8
Group Life In-Force                                       30.1       30.4       36.7       34.2       29.3       30.5       27.9
                                                        ------     ------     ------     ------     ------     ------     ------
  Total Life In-Force                                    160.9      183.5      250.3      340.8      436.7      384.4      475.7
                                                        ======     ======     ======     ======     ======     ======     ======
[Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                           93.0       84.9       87.8       88.9       97.8       98.1       92.5
 Employer Stop Loss-
   Loss Ratio                                             67.6       52.8       77.7       84.3       74.0       73.7       72.6
   Combined Ratio                                         93.3       84.7      108.4      115.0       99.4      100.3       96.4

Average Capital                                          651.7      791.8      966.6     1069.3     1078.3     1057.0     1081.3
Average Capital, Excl Exited Business                    389.6      459.1      486.1      603.1      744.2      712.7      782.3
Return on Average Capital, Excl Exited Business          19.4%      19.3%      20.3%      17.8%      14.9%      14.6%      19.9%



(1) 1999 and 1997 income includes special charges of $65.4 million and $243.7 million, respectively.
(2) Exited Businesses Under Mgmt incl. disability inc., HMO excess-of-loss, carrier medical, personal accident and Seguros
    Serfin Lincoln (through March 2000).
(3) Risk premium is an internal measure used to gauge the earnings power of the Individual Markets segment and is equal to total operating revenue less commissions, investment income on surplus, and that portion of revenue required to fund policy reserves.





                                                          Reinsurance
                                             Income Statements & Operational Data
                                                Unaudited [Millions of Dollars]

For the Quarter Ended                         Sep     Dec     Mar     Jun     Sep     Dec
                                             1998    1998    1999    1999    1999    1999
------------------------------------------------------------------------------------------
Operating Revenue
  Life and annuity premiums                 146.4   200.1   172.0   173.1   166.2   231.9
  Health premiums                           154.5   163.5   153.3   158.7   148.3   232.0
  Surrender charges                           1.6     0.9     1.2     0.4     0.6     0.7
  Mortality assessments                               0.7     0.7     0.1     0.0    (0.2)
  Expense assessments                                 0.3     0.4    (0.0)    0.0    (0.2)
  Other revenue and fees                     12.9    12.0    10.6    13.3     6.6    32.0
  Net investment income                      79.2    80.3    79.6    79.2    80.8    77.0
  Equity earnings in unconsol affiliates     (0.2)    1.3     1.6     1.1     1.2     1.8
                                           ------  ------  ------  ------  ------  ------
       Operating Revenue                    394.3   459.1   419.4   425.8   403.7   575.1
                                           ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits         91.1   192.4   124.3   123.0   108.8   174.5
    Div accum & div to policyholders          2.3     1.6     1.3     1.5     1.9     2.2
    Interest credited to policy bal.         14.6    12.2     8.9    10.9     6.0    21.5
    Health policy benefits                  139.7   129.0   143.5   161.7   187.4   153.9
  Underwriting, acquisition,
    insurance and other expenses            102.2    85.2    89.1    92.9    94.9   254.8
  Goodwill amortization                       0.0     0.0    (0.0)   (0.8)    0.8     0.4
  Interest on notes payable                           0.0     0.0     0.0     0.0     1.0
                                           ------  ------  ------  ------  ------  ------
    Operating Benefits and Expenses         349.8   420.5   367.1   389.2   399.7   608.4
                                           ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax   44.5    38.6    52.4    36.7     3.9   (33.3)

  Federal income taxes                       15.4    13.3    18.6    13.0     1.7   (13.7)
                                           ------  ------  ------  ------  ------  ------
       Income from Operations (1)            29.1    25.3    33.8    23.7     2.2   (19.5)
                                           ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments     (5.1)   (1.4)    0.7     0.3     0.3     2.4
  Gains (losses) on derivatives
  Restructuring charges                                                      (3.2)
                                           ------  ------  ------  ------  ------  ------
Income before Accounting Changes             24.0    23.9    34.5    24.0    (0.7)  (17.1)
  Cumulative effect of accounting changes     0.0     0.0     0.0     0.0     0.0     0.0
                                           ------  ------  ------  ------  ------  ------
       Net Income (1)                        24.0    23.9    34.5    24.0    (0.7)  (17.1)
                                           ======  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization                   29.1    25.3    33.7    22.8     3.0   (19.1)

Effective tax rate                           34.6%   34.5%   35.5%   35.5%   43.3%   41.3%

Operating Revenue                           394.3   459.1   419.4   425.8   403.7   575.1
Realized gains (losses) on investments       (8.5)   (1.8)    1.2     0.4     0.4     3.6
Gains (losses) on derivatives
                                           ------  ------  ------  ------  ------  ------
    Total Revenue                           385.9   457.2   420.6   426.2   404.1   578.8
                                           ======  ======  ======  ======  ======  ======

Revenue by Source (Including Investment
Gains/Losses)
Individual Markets                          153.8   214.3   187.9   191.4   182.0   252.9
Group Markets                                35.9    33.0    36.5    37.1    38.4    56.0
Financial Reinsurance                        75.0    58.4    80.6    81.9    72.5   109.5
Other                                         2.5    (1.4)   (2.7)   (1.6)   (1.0)    0.3
                                           ------  ------  ------  ------  ------  ------
     Total Revenue, Excl Exited Businesses  267.2   304.4   302.2   308.8   291.9   418.7
Exited Businesses Under Management (2)      118.7   152.9   118.4   117.4   112.2   160.0
                                           ------  ------  ------  ------  ------  ------
     Total Revenue                          385.9   457.2   420.6   426.2   404.1   578.8
                                           ======  ======  ======  ======  ======  ======
Income from Operations by Source
Individual Markets                           23.2    26.6    25.4    21.3    24.9    20.2
Group Markets                                 1.4     0.1     0.9     0.4    (1.3)   (1.7)
Financial Reinsurance                         4.7     5.5     7.3     4.7     4.2     5.5
Other                                        (1.1)   (0.5)   (1.1)   (1.1)   (0.7)   (1.4)
                                           ------  ------  ------  ------  ------  ------
     Inc from Oper, Excl Exited Businesses   28.1    31.6    32.5    25.4    27.1    22.6
Exited Businesses Under Management (2)        1.0    (6.3)    1.3    (1.7)  (24.8)  (42.2)
                                           ------  ------  ------  ------  ------  ------
     Income from Operations                  29.1    25.3    33.8    23.7     2.2   (19.5)
                                           ======  ======  ======  ======  ======  ======
Risk Premium (3)                            104.5   144.1   130.4   128.4   129.0   155.8

Individual Life Sales
 [Billions of Dollars]                       16.5    40.2    18.5    20.0    28.8    49.6

Ind Life In-Force                           178.3   213.6   225.1   240.0   261.5   306.6
Group Life In-Force                          35.3    36.7    38.3    38.5    35.6    34.2
                                           ------  ------  ------  ------  ------  ------
  Total Life In-Force                       213.6   250.3   263.4   278.5   297.1   340.8
                                           ======  ======  ======  ======  ======  ======
 [Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio              78.0    94.3    85.8    88.9    81.7    97.2
 Employer Stop Loss-
   Loss Ratio                                66.3   114.3    68.5    81.0   100.8    84.5
   Combined Ratio                            98.7   141.8   100.8   119.1   133.1   111.8

Average Capital                            1019.0  1019.6  1094.8  1064.9  1056.6  1060.9
Average Capital, Excl Exited Business       488.3   507.8   571.4   577.8   615.1   648.0
Return on Average Capital,
   Excluding Exited Business                23.0%   24.9%   22.8%   17.6%   17.6%   14.0%


For the Quarter Ended                        Mar     Jun     Sep     Dec     Mar     Jun
                                             2000    2000    2000    2000    2001    2001
------------------------------------------------------------------------------------------
Operating Revenue
  Life and annuity premiums                 227.4   229.1   238.9   273.2   320.0   261.9
  Health premiums                            57.0   142.6   116.5    88.6   104.2    94.9
  Surrender charges                           0.6     1.4     0.9     0.8     0.9     0.4
  Mortality assessments                       0.0     0.0     0.0     0.0     0.0     0.0
  Expense assessments                        (0.0)   (0.0)   (0.0)   (0.0)   (0.0)   (0.0)
  Other revenue and fees                     15.8    11.9    22.9    20.8    11.3    15.0
  Net investment income                      91.0    73.7    78.5    77.2    77.9    79.2
  Equity earnings in unconsol affiliates      1.0     0.2     0.2     0.6     0.9     0.0
                                           ------  ------  ------  ------  ------  ------
       Operating Revenue                    392.7   458.9   457.9   461.0   515.1   451.4
                                           ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits        165.4   173.5   178.0   199.2   229.4   181.6
    Div accum & div to policyholders          1.3     1.5     1.8     2.1     1.4     1.2
    Interest credited to policy bal.          9.0     8.6    12.8    11.9     9.1     8.7
    Health policy benefits                  110.0   116.8   119.7    88.2    97.5    89.6
  Underwriting, acquisition,
    insurance and other expenses             60.1   117.2   100.1   103.1   103.7   115.8
  Goodwill amortization                       0.4     0.4     0.4     0.4     0.4     0.4
  Interest on notes payable                   2.3     2.7     3.0     3.2     2.8     2.3
                                           ------  ------  ------  ------  ------  ------
    Operating Benefits and Expenses         348.6   420.6   415.9   408.1   444.5   399.7
                                           ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax   44.2    38.2    42.0    52.9    70.6    51.7

  Federal income taxes                       12.2    12.4    13.8    16.3    23.8    17.6
                                           ------  ------  ------  ------  ------  ------
       Income from Operations (1)            31.9    25.8    28.2    36.6    46.8    34.1
                                           ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments      1.2    (1.1)   (2.2)    1.2    (4.6)   (1.7)
  Gains (losses) on derivatives                                               0.0    (0.0)
  Restructuring charges                                                       0.7
                                           ------  ------  ------  ------  ------  ------
Income before Accounting Changes             33.1    24.7    26.0    38.5    42.2    32.4
  Cumulative effect of accounting changes     0.0     0.0     0.0     0.0    (0.1)   (2.2)
                                           ------  ------  ------  ------  ------  ------
       Net Income (1)                        33.1    24.7    26.0    38.5    42.0    30.2
                                           ======  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization                   32.3    26.3    28.6    37.0    47.2    34.6

Effective tax rate                          27.7%   32.5%   32.9%   30.8%   33.8%   34.0%

Operating Revenue                           392.7   458.9   457.9   461.0   515.1   451.4
Realized gains (losses) on investments        1.7    (1.7)   (3.5)    2.2    (7.1)   (2.7)
Gains (losses) on derivatives                                                 0.0     0.0
                                           ------  ------  ------  ------  ------  ------
    Total Revenue                           394.4   457.2   454.4   463.2   508.0   448.7
                                           ======  ======  ======  ======  ======  ======

Revenue by Source (Including Investment
Gains/Losses)
Individual Markets                          246.8   249.2   262.4   295.0   340.7   284.9
Group Markets                                87.7    75.6    77.5    77.2    84.9    87.1
Financial Reinsurance                        34.6    29.8    29.4    33.6    24.8    28.7
Other                                         3.1     2.5     3.9     3.2     3.8     2.9
                                           ------  ------  ------  ------  ------  ------
     Total Revenue, Excl Exited Businesses  372.2   357.1   373.1   409.0   454.2   403.5
Exited Businesses Under Management (2)       22.3   100.1    81.3    54.2    53.8    45.2
                                           ------  ------  ------  ------  ------  ------
     Total Revenue                          394.4   457.2   454.4   463.2   508.0   448.7
                                           ======  ======  ======  ======  ======  ======
Income from Operations by Source
Individual Markets                           19.2    22.6    20.5    28.3    39.5    24.8
Group Markets                                 1.0     1.2     1.5     3.7     2.5     3.2
Financial Reinsurance                         7.2     4.0     4.5     4.6     3.7     6.8
Other                                        (1.7)   (1.6)   (1.1)   (3.3)   (1.1)   (1.3)
                                           ------  ------  ------  ------  ------  ------
     Inc from Oper, Excl Exited Businesses   25.7    26.3    25.4    33.4    44.6    33.4
Exited Businesses Under Management (2)        6.2    (0.4)    2.8     3.2     2.2     0.7
                                           ------  ------  ------  ------  ------  ------
     Income from Operations                  31.9    25.8    28.2    36.6    46.8    34.1
                                           ======  ======  ======  ======  ======  ======
Risk Premium (3)                            152.9   158.5   179.0   185.1   229.0   194.3

Individual Life Sales
 [Billions of Dollars]                       30.0    37.2    37.2    35.2    30.9    28.3

Ind Life In-Force                           325.9   354.0   381.4   407.4   426.2   447.8
Group Life In-Force                          32.5    30.5    31.2    29.3    27.2    27.9
                                           ------  ------  ------  ------  ------  ------
  Total Life In-Force                       358.4   384.4   412.6   436.7   453.4   475.7
                                           ======  ======  ======  ======  ======  ======
 [Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio              99.5    96.9   101.2    93.9    88.7    97.4
 Employer Stop Loss-
   Loss Ratio                                74.7    72.6    76.5    72.0    71.4    73.8
   Combined Ratio                            99.8   100.8   100.9    95.9    95.8    96.9

Average Capital                            1075.0  1039.0  1075.0  1124.3  1100.0  1062.7
Average Capital, Excl Exited Business       692.7   732.7   761.1   790.1   773.5   791.1
Return on Average Capital,
   Excluding Exited Business                14.8%   14.3%   13.3%   16.9%   23.0%   16.9%

(1) Third quarter 1999  and fourth quarter 1999 income includes special charges of $25.0 million and $40.4 million, respectively.
    The first quarter 2001 includes $25.5 million for a change in estimate of premiums receivable.
(2) Exited Businesses Under Mgmt incl. disability inc., HMO excess-of-loss, carrier medical, personal accident and Seguros
    Serfin Lincoln (through March 2000).
(3) Risk premium is an internal measure used to gauge the earnings power of the Individual Markets segment and is equal to total operating revenue less commissions, investment income on surplus, and that portion of revenue required to fund policy reserves.  The risk premium for the first quarter 2001, includes the effect of the change in estimate for premiums receivable.




                                                      Investment Management
                                                        Income Statements
                                                  Unaudited [Millions of Dollars]

For the Year Ended December 31                                                         1996
---------------------------------------------------------------------------------------------
Operating Revenue
  Investment advisory fees - External                                                  199.8
  Investment advisory fees - Insurance Assets                                           65.7
  Other revenue and fees                                                                59.3
  Net investment income                                                                 75.8
                                                                                      ------
       Operating Revenue                                                               400.6
                                                                                      ------
Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                                       350.1
  Goodwill amortization                                                                 13.7
  Interest on notes payable                                                              0.0
                                                                                      ------
     Operating Benefits and Expenses                                                   363.8
                                                                                      ------
         Income from Operations Before Tax                                              36.8

  Federal income taxes                                                                  18.2
                                                                                      ------
       Income from Operations                                                           18.6
                                                                                      ------
  Realized gains (losses) on investments                                                 6.4
  Gains(losses) on derivatives
  Restructuring Charges                                                                  0.0
                                                                                      ------
Income before Accounting Changes                                                        25.0
  Cumulative effect of accounting changes
                                                                                      ------
       Net Income                                                                       25.0
                                                                                      ======
Income from Operations- before Goodwill
Amortization                                                                            32.4
Income from Operations - before Goodwill &
Intang. Amort                                                                           42.6

Operating Revenue                                                                      400.6
Realized gains (losses) on investments                                                   9.9
Gains(losses) on derivatives
                                                                                      ------
    Total Revenue                                                                      410.5
                                                                                      ======
  Average Capital (Securities at Cost)                                                 646.1
  Return on Capital                                                                      2.9%

For the Quarter Ended                           Sep     Dec     Mar     Jun     Sep     Dec
                                               1998    1998    1999    1999    1999    1999
---------------------------------------------------------------------------------------------
Operating Revenue
  Investment advisory fees - External          58.3    62.5    65.1    62.5    60.7    60.3
  Investment advisory fees - Insurance Assets  20.5    20.8    21.0    20.7    19.9    22.1
  Other revenue and fees                       22.4    24.9    25.6    26.3    24.9    29.8
  Net investment income                        15.8    16.7    14.9    14.1    13.9    13.9
                                             ------  ------  ------  ------  ------  ------
 Operating Revenue                            117.0   124.9   126.6   123.6   119.3   126.1
                                             ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses               99.0    98.5    97.8    97.3    92.8    96.3
  Goodwill amortization                         4.1     4.1     4.1     4.1     4.1     4.1
  Interest on notes payable                     0.1     0.0     0.0     0.0     0.0     0.0
                                             ------  ------  ------  ------  ------  ------
    Operating Benefits & Expenses             103.2   102.6   101.9   101.4    96.8   100.4
                                             ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax     13.8    22.3    24.7    22.2    22.5    25.7

  Federal income taxes                          6.4     7.7     9.4     7.9     7.7     9.1
                                             ------  ------  ------  ------  ------  ------
       Income from Operations                   7.4    14.6    15.4    14.3    14.7    16.5
                                             ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments       (3.7)    1.8     0.2    (0.3)   (0.3)    0.4
  Gains (losses) on derivatives                 0.0     0.0     0.0     0.0     0.0     0.0
  Restructuring Charges                         0.0     0.0   (12.1)    0.0     0.0     2.9
                                             ------  ------  ------  ------  ------  ------
Income before Accounting Changes                3.6    16.4     3.4    14.0    14.4    19.8
  Cumulative effect of accounting changes       0.0     0.0     0.0     0.0     0.0     0.0
                                             ------  ------  ------  ------  ------  ------
       Net Income                               3.6    16.4     3.4    14.0    14.4    19.8
                                             ======  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization                     11.4    18.7    19.4    18.4    18.8    20.6
Inc from Oper -before
    Goodwill  & Intang. Amort                  14.5    21.9    22.4    21.3    21.7    23.3

Operating Revenue                             117.0   124.9   126.6   123.6   119.3   126.1
Realized gains (losses) on investments         (6.3)    3.0     0.2    (0.4)   (0.5)    0.6
Gains (losses) on derivatives                   0.0     0.0     0.0     0.0     0.0     0.0
                                             ------  ------  ------  ------  ------  ------
    Total Revenue                             110.7   127.9   126.8   123.2   118.8   126.6
                                             ======  ======  ======  ======  ======  ======
  Average Capital (Securities at Cost)        641.4   635.3   612.6   591.6   587.2   584.2
  Return on Capital                             4.6%    9.2%   10.0%    9.7%   10.0%   11.3%


                                                                                YTD       YTD
                                                                                Jun       Jun
For the Year Ended December 31                 1997    1998    1999    2000    2000      2001
---------------------------------------------------------------------------------------------
Operating Revenue
  Investment advisory fees - External          229.9   249.0   248.6   231.6   117.9    99.0
  Investment advisory fees - Insurance Assets   68.5    82.5    83.6    88.9    43.3    46.2
  Other revenue and fees                        76.3    92.5   106.6   115.9    62.9    52.0
  Net investment income                         72.8    67.0    56.9    57.7    25.6    27.1
                                              ------  ------  ------  ------  ------  ------
       Operating Revenue                       447.5   491.0   495.6   494.2   249.8   224.4
                                              ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses               396.1   401.5   384.3   408.7   201.8   206.4
  Goodwill amortization                         15.5    16.3    16.2    16.2     8.1     8.1
  Interest on notes payable                      0.2     0.3     0.0     0.0     0.0     0.0
                                              ------  ------  ------  ------  ------  ------
     Operating Benefits and Expenses           411.8   418.2   400.5   425.0   209.9   214.5
                                              ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax      35.8    72.8    95.1    69.2    39.9     9.9

  Federal income taxes                          17.7    28.9    34.1    25.1    14.3     3.8
                                              ------  ------  ------  ------  ------  ------
       Income from Operations                   18.1    43.9    61.0    44.1    25.5     6.1
                                              ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments         7.0     0.5    (0.1)   (2.5)   (2.1)   (1.2)
  Gains(losses) on derivatives
  Restructuring Charges                          0.0     0.0    (9.2)   (4.6)   (2.7)    0.0
                                              ------  ------  ------  ------  ------  ------
Income before Accounting Changes                25.1    44.4    51.6    37.0    20.7     4.9
  Cumulative effect of accounting changes                                               (0.1)
                                              ------  ------  ------  ------  ------  ------
       Net Income                               25.1    44.4    51.6    37.0    20.7     4.8
                                              ======  ======  ======  ======  ======  ======
Income from Operations- before Goodwill
Amortization                                    33.6    60.3    77.2    60.3    33.6    14.2
Income from Operations - before Goodwill &
Intang. Amort                                   45.2    72.6    88.7    70.9    39.1    18.3

Operating Revenue                              447.5   491.0   495.6   494.2   249.8   224.4
Realized gains (losses) on investments          11.6     0.9    (0.1)   (3.9)   (3.3)   (1.8)
Gains(losses) on derivatives
                                              ------  ------  ------  ------  ------  ------
    Total Revenue                              459.1   491.9   495.5   490.3   246.5   222.6
                                              ======  ======  ======  ======  ======  ======
  Average Capital (Securities at Cost)         653.3   642.3   593.9   575.2   587.2   545.6
  Return on Capital                             2.8%    6.8%   10.3%    7.7%    8.7%    2.2%

For the Quarter Ended                           Mar     Jun     Sep     Dec     Mar      Jun
                                               2000    2000    2000    2000    2001     2001
--------------------------------------------------------------------------------------------
Operating Revenue
  Investment advisory fees - External          60.0    57.9    56.9    56.7    49.3     49.7
  Investment advisory fees - Insurance Assets  21.0    22.3    22.5    23.1    23.2     23.0
  Other revenue and fees                       31.9    31.0    26.4    26.6    26.3     25.7
  Net investment income                        13.0    12.6    18.3    13.8    14.1     13.0
                                             ------  ------  ------  ------  ------   ------
 Operating Revenue                            126.0   123.8   124.1   120.2   113.0    111.4
                                             ------  ------  ------  ------  ------   ------
Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses              102.5    99.3   103.9   103.0   104.7    101.6
  Goodwill amortization                         4.1     4.1     4.1     4.1     4.1      4.1
  Interest on notes payable                     0.0     0.0     0.0    (0.0)    0.0      0.0
                                             ------  ------  ------  ------  ------    -----
    Operating Benefits & Expenses             106.6   103.3   107.9   107.1   108.8    105.7
                                             ------  ------  ------  ------  ------    -----
         Income from Operations Before Tax     19.4    20.5    16.2    13.1     4.2      5.7

  Federal income taxes                          7.0     7.4     6.3     4.4     1.8      2.0
                                             ------  ------  ------  ------  ------    -----
       Income from Operations                  12.4    13.1     9.9     8.7     2.4      3.7
                                             ------  ------  ------  ------  ------    -----
  Realized gains (losses) on investments       (0.1)   (2.0)   (0.2)   (0.2)   (0.5)    (0.7)
  Gains (losses) on derivatives                 0.0     0.0     0.0     0.0     0.0      0.0
  Restructuring Charges                         0.0    (2.7)    0.0    (1.9)    0.0      0.0
                                             ------  ------  ------  ------  ------    -----
Income before Accounting Changes               12.3     8.4     9.7     6.6     2.0      3.0
  Cumulative effect of accounting changes       0.0     0.0     0.0     0.0     0.0     (0.1)
                                             ------  ------  ------  ------  ------    -----
       Net Income                              12.3     8.4     9.7     6.6     2.0      2.9
                                             ======  ======  ======  ======  ======    =====
Inc from Oper -before
    Goodwill  Amortization                     16.5    17.1    14.0    12.7     6.5      7.7
Inc from Oper -before
    Goodwill  & Intang. Amort                  19.4    19.7    16.6    15.2     9.1      9.2

Operating Revenue                             126.0   123.8   124.1   120.2   113.0    111.4
Realized gains (losses) on investments         (0.2)   (3.1)   (0.4)   (0.3)   (0.7)    (1.1)
Gains (losses) on derivatives                   0.0     0.0     0.0     0.0     0.0      0.0
                                             ------  ------  ------  ------  ------    -----
    Total Revenue                             125.8   120.7   123.8   120.0   112.3    110.3
                                             ======  ======  ======  ======  ======    =====
  Average Capital (Securities at Cost)        581.5   593.0   567.7   558.5   548.3    542.8
  Return on Capital                            8.6%    8.8%    7.0%    6.2%    1.8%     2.7%






                                                       Investment Management
                                                 Assets Under Management Roll Forward
                                                   Unaudited [Billions of Dollars]
                                                                                                YTD         YTD
                                                                                                JUN         JUN
                                         1996       1997      1998       1999       2000       2000        2001
---------------------------------------------------------------------------------------------------------------
Retail Fixed - Bal Beg-of-Year          6.094      5.853     8.125      8.217      7.424      7.424       6.499

  Fund Sales                            0.764      0.961     1.165      0.991      0.712      0.298       0.430
  Redemptions                          (0.986)    (1.271)   (1.235)    (1.424)    (1.365)    (0.772)     (0.535)
  Net Money Market                     (0.079)    (0.069)   (0.140)    (0.110)    (0.207)    (0.125)     (0.020)
  Transfers                            (0.114)    (0.220)    0.132      0.177     (0.159)    (0.140)      0.040
                                      -------    -------   -------    -------    -------    -------     -------
        Net Cash Flows                 (0.415)    (0.599)   (0.078)    (0.366)    (1.019)    (0.739)     (0.085)
  Income Retained                       0.237      0.276     0.291      0.276      0.240      0.124       0.104
  Market Apprec/Deprec                 (0.062)     0.049    (0.121)    (0.704)    (0.146)    (0.144)      0.126
  Acq of New Company/Business                      2.547
                                      -------    -------   -------    -------    -------    -------     -------
      Balance  End-of-Year              5.853      8.125     8.217      7.424      6.499      6.667       6.643
                                      -------    -------   -------    -------    -------    -------     -------
Retail Equity - Bal Beg-of-Year         9.974     13.152    17.754     22.080     23.383     23.383      21.174

  Fund Sales                            2.175      2.953     3.581      3.271      4.048      2.088       1.548
  Redemptions                          (1.037)    (1.926)   (2.460)    (4.971)    (4.369)    (2.521)     (1.556)
  Net Money Market                                 0.000    (0.002)    (0.001)     0.001
  Transfers                             0.188      0.209     0.730     (0.143)    (0.178)    (0.078)     (0.114)
                                      -------    -------   -------    -------    -------    -------     -------
        Net Cash Flows                  1.327      1.236     1.849     (1.844)    (0.498)    (0.511)     (0.122)
  Income Retained                       0.039      0.005     0.220      0.120      0.083      0.054       0.022
  Market Apprec/Deprec                  1.812      3.317     2.256      3.028     (1.793)     0.204      (1.664)
  Acq of New Company/Business                      0.043
                                      -------    -------   -------    -------    -------    -------     -------
      Balance at End-of-Year           13.152     17.754    22.080     23.383     21.174     23.129      19.411
                                      -------    -------   -------    -------    -------    -------     -------
Total Retail - Bal Beg-of-Year         16.068     19.006    25.879     30.297     30.807     30.807      27.674

  Retail Sales-Annuities                1.638      2.163     2.238      1.561      1.726      0.737       0.828
  Retail Sales-Mutual Funds             0.849      1.218     1.913      2.153      2.452      1.396       0.766
  Retail Sales-Wrap & Other             0.454      0.533     0.596      0.550      0.581      0.254       0.384
                                      -------    -------   -------    -------    -------    -------     -------
        Total Retail Sales              2.940      3.914     4.745      4.264      4.760      2.387       1.978
  Redemptions                          (2.023)    (3.197)   (3.694)    (6.396)    (5.733)    (3.294)     (2.092)
  Net Money Market                     (0.079)    (0.068)   (0.141)    (0.111)    (0.206)    (0.125)     (0.020)
  Transfers                             0.074     (0.011)    0.862      0.034     (0.337)    (0.217)     (0.074)
                                      -------    -------   -------    -------    -------    -------     -------
        Net Cash Flows                  0.912      0.637     1.772     (2.209)    (1.517)    (1.249)     (0.208)
  Income Retained                       0.276      0.281     0.511      0.396      0.323      0.178       0.127
  Market Apprec/Deprec                  1.750      3.366     2.136      2.324     (1.939)     0.062      (1.538)
  Acq of New Company/Business                      2.590
                                      -------    -------   -------    -------    -------    -------     -------
      Balance at End-of-Year           19.006     25.879    30.297     30.807     27.674     29.796      26.054
                                      -------    -------   -------    -------    -------    -------     -------

Institutional Fixed - Bal Beg-of-Year   2.956      3.580     5.708      6.955      6.937      6.937       6.111

  Inflows                               1.516      2.509     2.169      2.000      0.771      0.328       0.543
  Withdrawals/Terminations             (1.155)    (0.787)   (1.242)    (1.699)    (1.973)    (0.873)     (0.544)
  Transfers                             0.015      0.013    (0.074)    (0.001)    (0.005)    (0.006)      0.013
                                      -------    -------   -------    -------    -------    -------     -------
        Net Cash Flows                  0.376      1.735     0.853      0.300     (1.207)    (0.551)      0.012
  Income Retained                       0.145      0.225     0.333      0.346      0.294      0.156       0.113
  Market Apprec/Deprec                  0.104      0.118     0.061     (0.665)     0.087     (0.057)     (0.427)
  Acq of New Company/Business                      0.051
                                      -------    -------   -------    -------    -------    -------     -------
      Balance at End-of-Year            3.580      5.708     6.955      6.937      6.111      6.484       5.809
                                      -------    -------   -------    -------    -------    -------     -------
Institutional Equity - Bal Beg-of-Year 21.619     22.886    24.871     24.235     23.630     23.630      19.111

  Inflows                               1.974      2.465     3.840      5.248      2.730      1.573       1.704
  Withdrawals/Terminations             (4.772)    (6.447)   (7.441)    (7.801)    (7.209)    (4.687)     (1.700)
  Transfers                            (0.007)    (0.068)    0.047      0.011     (0.008)    (0.002)      0.011
                                      -------    -------   -------    -------    -------    -------     -------
        Net Cash Flows                 (2.805)    (4.049)   (3.555)    (2.542)    (4.487)    (3.116)      0.015
  Income Retained                       0.557      0.491     0.473      0.482      0.449      0.241       0.211
  Market Apprec/Deprec                  3.514      5.544     2.446      1.453     (0.481)    (0.515)     (0.933)
  Acq of New Company/Business
                                      -------    -------   -------    -------    -------    -------     -------
      Balance at End-of-Year           22.886     24.871    24.235     23.630     19.111     20.239      18.405
                                      -------    -------   -------    -------    -------    -------     -------
Total Institutional - Bal Beg-of-Year  24.575     26.465    30.579     31.191     30.567     30.567      25.222

  Inflows                               3.490      4.975     6.009      7.249      3.501      1.901       2.247
  Withdrawals/Terminations             (5.928)    (7.234)   (8.683)    (9.500)    (9.182)    (5.560)     (2.244)
  Transfers                             0.008     (0.055)   (0.027)     0.011     (0.014)    (0.009)      0.024
                                      -------    -------   -------    -------    -------    -------     -------
        Net Cash Flows                 (2.429)    (2.314)   (2.702)    (2.240)    (5.694)    (3.668)      0.027
  Income Retained                       0.702      0.716     0.806      0.829      0.743      0.395       0.324
  Market Apprec/Deprec                  3.618      5.662     2.508      0.789     (0.394)    (0.572)     (1.360)
  Acq of New Company/Business                      0.051
                                      -------    -------   -------    -------    -------    -------     -------
      Balance at End-of-Year           26.465     30.579    31.191     30.567     25.222     26.722      24.214
                                      -------    -------   -------    -------    -------    -------     -------
Total Retail/Institutional - At End-   45.471     56.458    61.488     61.374     52.895     56.518      50.268
of-Year                               -------    -------   -------    -------    -------    -------     -------
Insurance Assets - At End-of-Year      37.453     35.684    39.432     35.934     35.686     34.891      36.018
                                      -------    -------   -------    -------    -------    -------     -------
Total Assets Under Management
                                      -------    -------   -------    -------    -------    -------     -------
   At End-of-Year                      82.924     92.142   100.920     97.308     88.581     91.409      86.286
                                      =======    =======   =======    =======    =======    =======     =======




                                           Investment Management
                                     Assets Under Management Roll Forward
                                       Unaudited [Billions of Dollars]

                                      Sep      Dec      Mar      Jun      Sep      Dec
                                     1998     1998     1999     1999     1999     1999
---------------------------------------------------------------------------------------
Retail Fixed - Bal-Beg-of-Qtr       8.260    8.287    8.217    8.233    7.945    7.680

  Fund Sales                        0.381    0.246    0.316    0.263    0.231    0.181
  Redemptions                      (0.302)  (0.387)  (0.313)  (0.366)  (0.342)  (0.403)
  Net Money Market                 (0.034)  (0.000)  (0.019)  (0.033)  (0.029)  (0.030)
  Transfers                         0.029    0.007    0.032   (0.043)   0.034    0.154
                                   ------   ------  -------  -------  -------  -------
        Net Cash Flows              0.074   (0.134)   0.016   (0.179)  (0.106)  (0.098)
  Income Retained                   0.076    0.076    0.066    0.074    0.069    0.067
  Market Apprec/Deprec             (0.122)  (0.012)  (0.067)  (0.185)  (0.228)  (0.225)
                                   ------   ------  -------  -------  -------  -------
      Balance at End-of-Qtr         8.287    8.217    8.233    7.945    7.680    7.424
                                   ------   ------  -------  -------  -------  -------
Retail Equity - Bal-Beg-of-Qtr     21.456   18.785   22.080   21.798   22.340   20.873

  Fund Sales                        0.830    0.802    0.856    0.790    0.730    0.894
  Redemptions                      (0.547)  (0.915)  (1.030)  (1.957)  (0.865)  (1.120)
  Net Money Market                  0.000    0.000    0.000   (0.001)   0.000    0.000
  Transfers                        (0.032)  (0.011)  (0.034)   0.036   (0.060)  (0.086)
                                   ------   ------  -------  -------  -------  -------
        Net Cash Flows              0.252   (0.124)  (0.208)  (1.132)  (0.195)  (0.312)
  Income Retained                   0.134   (0.001)   0.053    0.061    0.007    0.000
  Market Apprec/Deprec             (3.056)   3.420   (0.128)   1.614   (1.279)   2.822
                                   ------   ------  -------  -------  -------  -------
      Balance at End-of-Qtr        18.785   22.080   21.798   22.340   20.873   23.383
                                   ------   ------  -------  -------  -------  -------
Total Retail - Bal-Beg-of-Qtr      29.716   27.072   30.297   30.031   30.285   28.553

  Retail Sales-Annuities            0.541    0.507    0.428    0.393    0.332    0.409
  Retail Sales-Mutual Funds         0.531    0.403    0.565    0.487    0.514    0.587
  Retail Sales-Wrap & Other         0.139    0.136    0.182    0.173    0.116    0.079
                                   ------   ------  -------  -------  -------  -------
    Total Retail Sales              1.211    1.046    1.175    1.053    0.962    1.075
  Redemptions                      (0.849)  (1.302)  (1.343)  (2.323)  (1.207)  (1.523)
  Net Money Market                 (0.034)   0.000   (0.019)  (0.033)  (0.029)  (0.030)
  Transfers                        (0.003)  (0.004)  (0.001)  (0.006)  (0.027)   0.068
                                   ------   ------  -------  -------  -------  -------
        Net Cash Flows              0.325   (0.260)  (0.188)  (1.309)  (0.301)  (0.410)
  Income Retained                   0.210    0.075    0.119    0.134    0.076    0.067
  Market Apprec/Deprec             (3.180)   3.409   (0.196)   1.429   (1.507)   2.597
                                   ------   ------  -------  -------  -------  -------
      Balance at End-of-Qtr        27.072   30.297   30.031   30.285   28.553   30.807
                                   ------   ------  -------  -------  -------  -------

Institutional Fixed -
Bal-Beg-of-Qtr                      6.400    6.769    6.955    6.984    7.264    7.218

  Inflows                           0.566    0.170    0.657    0.478    0.446    0.420
  Withdrawals/Terminations         (0.325)  (0.225)  (0.415)  (0.210)  (0.294)  (0.781)
  Transfers                        (0.046)   0.008   (0.003)   0.003   (0.002)   0.001
                                   ------   ------  -------  -------  -------  -------
        Net Cash Flows              0.195   (0.047)   0.239    0.271    0.150   (0.360)
  Income Retained                   0.101    0.060    0.089    0.079    0.110    0.068
  Market Apprec/Deprec              0.073    0.173   (0.300)  (0.070)  (0.306)   0.011
                                   ------   ------  -------  -------  -------  -------
      Balance at End-of-Qtr         6.769    6.955    6.984    7.264    7.218    6.937
                                   ------   ------  -------  -------  -------  -------
Institutional Equity -
Bal-Beg-of-Qtr                     26.064   21.702   24.235   22.927   23.962   23.098

  Inflows                           0.855    1.165    1.297    1.179    1.839    0.934
  Withdrawals/Terminations         (1.663)  (2.072)  (2.540)  (2.052)  (1.165)  (2.043)
  Transfers                         0.050    0.013    0.011    0.019   (0.008)  (0.010)
                                   ------   ------  -------  -------  -------  -------
        Net Cash Flows             (0.759)  (0.895)  (1.232)  (0.854)   0.666   (1.119)
  Income Retained                   0.119    0.098    0.104    0.118    0.167    0.093
  Market Apprec/Deprec             (3.721)   3.330   (0.180)   1.771   (1.697)   1.559
                                   ------   ------  -------  -------  -------  -------
      Balance at End-of-Qtr        21.702   24.235   22.927   23.962   23.098   23.630
                                   ------   ------  -------  -------  -------  -------
Total Institutional -
Bal-Beg-of-Qtr                     32.463   28.471   31.191   29.910   31.226   30.316

  Inflows                           1.421    1.335    1.953    1.656    2.284    1.354
  Withdrawals/Terminations         (1.988)  (2.297)  (2.955)  (2.262)  (1.458)  (2.825)
  Transfers                         0.003    0.021    0.008    0.022   (0.010)  (0.009)
                                   ------   ------  -------  -------  -------  -------
        Net Cash Flows             (0.564)  (0.942)  (0.994)  (0.584)   0.816   (1.480)
  Income Retained                   0.220    0.158    0.193    0.197    0.277    0.161
  Market Apprec/Deprec             (3.649)   3.504   (0.480)   1.702   (2.003)   1.569
                                   ------   ------  -------  -------  -------  -------
      Balance at End-of-Qtr        28.471   31.191   29.910   31.226   30.316   30.567
                                   ------   ------  -------  -------  -------  -------
Total Retail/Inst - At End-of-Qtr  55.543   61.488   59.941   61.511   58.869   61.374

Insurance Assets-End-of-Qtr        38.471   39.432   38.516   37.391   36.820   35.934

Total Assets Under Management
                                   ------   ------  -------  -------  -------  -------
    At End-of-Qtr                  94.014  100.920   98.457   98.902   95.689   97.308
                                   ======   ======  =======  =======  =======  =======


                                      Mar      Jun     Sep      Dec      Mar       Jun
                                     2000     2000    2000     2000     2001      2001
--------------------------------------------------------------------------------------
Retail Fixed - Bal-Beg-of-Qtr       7.424    6.964   6.667    6.531    6.499     6.631

  Fund Sales                        0.146    0.152   0.213    0.200    0.235     0.195
  Redemptions                      (0.444)  (0.328) (0.321)  (0.272)  (0.255)   (0.280)
  Net Money Market                 (0.067)  (0.058) (0.031)  (0.051)   0.010    (0.030)
  Transfers                        (0.095)  (0.045) (0.033)   0.013    0.042    (0.002)
                                  -------  -------  ------  -------  -------   -------
        Net Cash Flows             (0.460)  (0.279) (0.171)  (0.109)   0.032    (0.117)
  Income Retained                   0.061    0.063   0.059    0.057    0.054     0.050
  Market Apprec/Deprec             (0.062)  (0.082) (0.023)   0.021    0.046     0.080
                                  -------  -------  ------  -------  -------   -------
      Balance at End-of-Qtr         6.964    6.667   6.531    6.499    6.631     6.643
                                  -------  -------  ------  -------  -------   -------
Retail Equity - Bal-Beg-of-Qtr     23.383   24.102  23.129   23.680   21.174    17.935

  Fund Sales                        1.220    0.868   0.904    1.055    0.888     0.660
  Redemptions                      (1.550)  (0.971) (1.027)  (0.820)  (0.899)   (0.657)
  Net Money Market                  0.000    0.000   0.001    0.000    0.000     0.000
  Transfers                        (0.096)   0.018  (0.033)  (0.068)  (0.068)   (0.046)
                                  -------  -------  ------  -------  -------   -------
        Net Cash Flows             (0.426)  (0.085) (0.154)   0.167   (0.079)   (0.043)
  Income Retained                   0.033    0.021   0.005    0.025    0.007     0.015
  Market Apprec/Deprec              1.112   (0.908)  0.701   (2.698)  (3.168)    1.504
                                  -------  -------  ------  -------  -------   -------
      Balance at End-of-Qtr        24.102   23.129  23.680   21.174   17.935    19.411
                                  -------  -------  ------  -------  -------   -------
Total Retail - Bal-Beg-of-Qtr      30.807   31.066  29.796   30.211   27.673    24.566

  Retail Sales-Annuities            0.379    0.358   0.453    0.536    0.455     0.373
  Retail Sales-Mutual Funds         0.840    0.556   0.521    0.535    0.442     0.324
  Retail Sales-Wrap & Other         0.148    0.106   0.143    0.184    0.227     0.157
                                  -------  -------  ------  -------  -------   -------
    Total Retail Sales              1.367    1.020   1.118    1.255    1.124     0.854
  Redemptions                      (1.995)  (1.299) (1.348)  (1.092)  (1.154)   (0.938)
  Net Money Market                 (0.067)  (0.058) (0.030)  (0.051)   0.010    (0.030)
  Transfers                        (0.191)  (0.026) (0.065)  (0.054)  (0.026)   (0.048)
                                  -------  -------  ------  -------  -------   -------
        Net Cash Flows             (0.886)  (0.363) (0.326)   0.058   (0.047)   (0.160)
  Income Retained                   0.095    0.083   0.063    0.082    0.061     0.066
  Market Apprec/Deprec              1.051   (0.989)  0.677   (2.677)  (3.122)    1.584
                                  -------  -------  ------  -------  -------   -------
      Balance at End-of-Qtr        31.066   29.796  30.211   27.674   24.566    26.054
                                  -------  -------  ------  -------  -------   -------

Institutional Fixed -
Bal-Beg-of-Qtr                      6.937    6.873   6.484    6.275    6.111     5.890

  Inflows                           0.180    0.148   0.308    0.135    0.310     0.233
  Withdrawals/Terminations         (0.353)  (0.520) (0.532)  (0.568)  (0.432)   (0.112)
  Transfers                        (0.005)  (0.001)  0.000    0.001    0.003     0.010
                                  -------  -------  ------  -------  -------   -------
        Net Cash Flows             (0.178)  (0.373) (0.224)  (0.433)  (0.119)    0.131
  Income Retained                   0.090    0.066   0.089    0.050    0.066     0.047
  Market Apprec/Deprec              0.024   (0.081) (0.074)   0.219   (0.168)   (0.259)
                                  -------  -------  ------  -------  -------   -------
      Balance at End-of-Qtr         6.873    6.484   6.275    6.111    5.890     5.809
                                  -------  -------  ------  -------  -------   -------
Institutional Equity -
Bal-Beg-of-Qtr                     23.630   20.303  20.239   19.041   19.111    17.311

  Inflows                           0.904    0.669   0.407    0.750    0.881     0.823
  Withdrawals/Terminations         (3.333)  (1.354) (1.154)  (1.368)  (1.199)   (0.501)
  Transfers                        (0.004)   0.002  (0.013)   0.007    0.019    (0.008)
                                  -------  -------  ------  -------  -------   -------
        Net Cash Flows             (2.433)  (0.683) (0.760)  (0.611)  (0.299)    0.314
  Income Retained                   0.109    0.132   0.108    0.102    0.094     0.117
  Market Apprec/Deprec             (1.003)   0.488  (0.545)   0.579   (1.596)    0.663
                                  -------  -------  ------  -------  -------   -------
      Balance at End-of-Qtr        20.303   20.239  19.041   19.111   17.311    18.405
                                  -------  -------  ------  -------  -------   -------
Total Institutional -
Bal-Beg-of-Qtr                     30.567   27.175  26.722   25.316   25.222    23.201

  Inflows                           1.084    0.817   0.715    0.885    1.191     1.056
  Withdrawals/Terminations         (3.686)  (1.874) (1.686)  (1.936)  (1.631)   (0.613)
  Transfers                        (0.009)   0.000  (0.012)   0.008    0.022     0.002
                                  -------  -------  ------  -------  -------   -------
        Net Cash Flows             (2.611)  (1.057) (0.983)  (1.043)  (0.418)    0.445
  Income Retained                   0.198    0.197   0.196    0.151    0.160     0.164
  Market Apprec/Deprec             (0.979)   0.407  (0.619)   0.798   (1.764)    0.404
                                  -------  -------  ------  -------  -------   -------
      Balance at End-of-Qtr        27.175   26.722  25.316   25.222   23.201    24.214
                                  -------  -------  ------  -------  -------   -------
Total Retail/Inst - At End-of-Qtr  58.241   56.518  55.527   52.895   47.766    50.268

Insurance Assets-End-of-Qtr        35.541   34.891  34.981   35.686   36.324    36.018

Total Assets Under Management     -------  -------  ------  -------  -------   -------
    At End-of-Qtr                  93.782   91.409  90.508   88.581   84.090    86.286
                                  =======  =======  ======  =======  =======   =======




                                                           Lincoln UK
                                               Income Statements & Operational Data
                                                  Unaudited [Millions of Dollars]
                                                                                          YTD       YTD
                                                                                          Jun       Jun
For the Year Ended December 31         1996      1997      1998      1999      2000      2000      2001
-------------------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                            131.8     145.4     156.6     145.1     148.4      75.3      22.3
  Surrender charges
  Mortality assessments                21.1      25.2      29.3      27.1      31.4      14.2      18.3
  Expense assessments                 153.4     166.1     153.6     182.3     178.1      90.9      75.1
  Other revenue and fees                5.1       3.3      11.2      13.8       6.9       3.7       0.7
  Net investment income                82.0      85.1      87.9      75.3      70.3      37.4      34.8
                                     ------    ------    ------    ------    ------    ------    ------
       Operating Revenue              393.3     425.2     438.6     443.6     435.0     221.6     151.2
                                     ------    ------    ------    ------    ------    ------    ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                          133.9     339.6     151.0     306.2     178.5      72.5      41.9
  Underwriting, acquisition,
     insurance and other expenses     157.7     184.5     175.6     223.5     180.0      99.9      70.8
  Goodwill amortization                 0.0       0.0       6.3       7.0       4.0       2.6       0.3
                                     ------    ------    ------    ------    ------    ------    ------
     Operating Benefits and Expenses  291.7     524.1     332.9     536.7     362.6     175.0     113.0
                                     ------    ------    ------    ------    ------    ------    ------
         Income from Operations
         Before Tax                   101.7     (99.0)    105.8     (93.1)     72.4      46.5      38.2

  Federal income taxes                 35.7       9.3      34.8     (79.2)     11.3      11.6       7.6
                                     ------    ------    ------    ------    ------    ------    ------
       Income from Operations          66.0    (108.3)     70.9     (13.9)     61.0      35.0      30.6
                                     ------    ------    ------    ------    ------    ------    ------
  Realized gains (losses)
  on investments                        0.0       1.5       0.8       2.1       2.3      (0.4)      1.8
  Gains(losses) on derivatives          0.0       0.0       0.0       0.0       0.0       0.0       0.0
  Restructuring charges                                              (6.5)    (76.5)      0.0       0.0
                                     ------    ------    ------    ------    ------    ------    ------
Income before Accounting Changes       66.0    (106.8)     71.7     (18.2)    (13.2)     34.6      32.4
  Cumulative effect of
  accounting changes                    0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     ------    ------    ------    ------    ------    ------    ------
       Net Income                      66.0    (106.8)     71.7     (18.2)    (13.2)     34.6      32.4
                                     ======    ======    ======    ======    ======    ======    ======
Inc from Oper -before Goodwill Amort.  66.0    (108.3)     77.2      (6.9)     65.1      37.6      30.9

Effective tax rate                    35.1%     (9.4%)    32.9%     85.1%     15.7%     24.9%     20.0%

Operating revenue                     393.3     425.2     438.6     443.6     435.0     221.6     151.2
Realized gains (losses)
on investments                         (0.2)      2.1       1.1       3.0       3.2      (0.5)      2.6
  Gains(losses) on derivatives          0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     ------    ------    ------    ------    ------    ------    ------
    Total Revenue                     393.2     427.3     439.7     446.6     438.2     221.0     153.8
                                     ======    ======    ======    ======    ======    ======    ======
Average capital                       601.1     618.1     517.7     551.2     488.2     508.6     550.9
Return on average capital             11.0%    (17.5%)    13.7%     (2.5%)    12.5%     13.8%     11.1%


 Unit Linked Assets - Beg-of-Year     4.307     5.074     5.643     6.265     7.220     7.220     6.441

  Deposits                            0.446     0.569     0.473     0.537     0.554     0.293     0.242
  Withdrawals (incl. chgs) & Deaths  (0.420)   (0.503)   (0.547)   (0.566)   (0.644)   (0.331)   (0.277)
                                     ------    ------    ------    ------    ------    ------    ------
      Net Cash Flows                  0.026     0.066    (0.074)   (0.029)   (0.090)   (0.039)   (0.035)
  Inv Inc & Chg in Mkt Val            0.269     0.682     0.662     1.154    (0.154)   (0.030)   (0.306)
  Acq of new business/companies       0.000     0.000     0.000     0.000     0.000     0.000     0.000
  Foreign currency adjustment         0.472    (0.179)    0.035    (0.170)   (0.536)   (0.426)   (0.332)
                                     ------    ------    ------    ------    ------    ------    ------
 Unit Linked Assets - End-of-Year     5.074     5.643     6.265     7.220     6.441     6.726     5.768
                                     ======    ======    ======    ======    ======    ======    ======
Individual Life In-force (Billions)  23.835    25.026    25.002    25.698    24.290    25.225    21.519

Exchange Rate - Dollars to Pounds
       For-the-Year                   1.567     1.644     1.658     1.617     1.518     1.568     1.438
       End-of-Year                    1.713     1.651     1.660     1.615     1.493     1.517     1.415




                                                 Lincoln UK
                                       Income Statements & Operational Data
                                        Unaudited [Millions of Dollars]

For the Quarter Ended                  Sep     Dec     Mar     Jun     Sep     Dec
                                      1998    1998    1999    1999    1999    1999
-----------------------------------------------------------------------------------
Operating Revenue
  Premiums                            33.7    52.3    43.9    29.0    33.5    38.7
  Surrender charges
  Mortality assessments                7.3     7.6     6.7     7.7     7.7     5.0
  Expense assessments                 39.0    23.7    43.9    51.9    49.3    37.2
  Other revenue and fees               1.2     1.6     2.9     3.5     3.6     3.8
  Net investment income               21.4    23.6    21.7    19.6    16.2    17.7
                                     -----  ------  ------  ------  ------  ------
       Operating Revenue             102.6   108.7   119.2   111.8   110.3   102.4
                                     -----  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                          36.3    45.7    35.7    31.5    27.2   211.8
  Underwriting, acquisition,
     insurance and other expenses     44.1    33.6    55.3    55.2    61.6    51.4
  Goodwill amortization                0.6     3.7     1.2     1.2     1.2     3.3
                                     -----  ------  ------  ------  ------  ------
     Operating Benefits and Expenses  80.9    83.0    92.2    87.9    90.1   266.6
                                     -----  ------  ------  ------  ------  ------
         Income from Operations
           Before Tax                 21.7    25.7    27.0    23.9    20.2  (164.2)

  Federal income taxes                 4.0     6.9     8.9     4.9     4.0   (97.1)
                                     -----  ------  ------  ------  ------  ------
       Income from Operations         17.7    18.8    18.1    19.0    16.2   (67.1)
                                     -----  ------  ------  ------  ------  ------
  Realized gains (losses) on
    investments                        0.1     0.4    (0.0)    1.0     0.2     1.0
  Gains (losses) on derivatives
  Restructuring charges                                                       (6.5)
                                     -----  ------  ------  ------  ------  ------
Income before Accounting Changes      17.8    19.2    18.0    20.0    16.4   (72.6)
  Cumulative effect of accounting      0.0     0.0     0.0     0.0     0.0     0.0
  Changes                            -----  ------  ------  ------  ------  ------
       Net Income                     17.8    19.2    18.0    20.0    16.4   (72.6)
                                     =====  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization            18.3    22.5    19.3    20.2    17.4   (63.8)

Effective tax rate                   18.4%   27.0%   33.0%   20.4%   20.0%   59.1%
Operating revenue                    102.6   108.7   119.2   111.8   110.3   102.4
Realized gains (losses) on
  investments                          0.2     0.5    (0.1)    1.4     0.3     1.4
Gains (losses) on derivatives
                                     -----  ------  ------  ------  ------  ------
    Total Revenue                    102.8   109.2   119.1   113.1   110.5   103.8
                                     =====  ======  ======  ======  ======  ======
Average capital                      522.6   533.8   519.2   526.9   573.5   585.0
Return on average capital            13.6%   14.1%   13.9%   14.4%   11.3%  (45.9%)


 Unit Linked Assets
 Balance-Beg-of-Quarter (Billions)   6.310   5.711   6.265   6.348   6.503   6.568

  Deposits                           0.115   0.136   0.131   0.119   0.130   0.156
  Withdrawals (incl. chgs) &
    Deaths                          (0.133) (0.139) (0.136) (0.137) (0.136) (0.158)
      Net Cash Flows                (0.018) (0.003) (0.005) (0.017) (0.005) (0.002)
  Inv Inc & Chg in Mkt Val          (0.687)  0.696   0.271   0.314  (0.214)  0.784
  Acq of new business/companies      0.000   0.000   0.000   0.000   0.000   0.000
  Foreign currency adjustment        0.107  (0.139) (0.184) (0.141)  0.284  (0.130)
                                     -----  ------  ------  ------  ------  ------
 Unit Linked Assets - End-of-Quarter 5.711   6.265   6.348   6.503   6.568   7.220
                                     =====  ======  ======  ======  ======  ======
Individual Life In-force
 (Billions)                         25.612  25.002  25.246  25.107  26.235  25.698

Exchange Rate - Dollars to Pounds
       For-the-Quarter               1.666   1.661   1.631   1.602   1.614   1.625
       End-of-Quarter                1.700   1.660   1.612   1.577   1.647   1.615


For the Quarter Ended                   Mar     Jun     Sep     Dec     Mar     Jun
                                       2000    2000    2000    2000    2001    2001
-----------------------------------------------------------------------------------
Operating Revenue
  Premiums                             39.0    36.3    32.5    40.5    12.8     9.6
  Surrender charges
  Mortality assessments                 6.3     8.0     9.6     7.5     9.4     8.9
  Expense assessments                  46.5    44.3    52.6    34.6    43.7    31.4
  Other revenue and fees                2.4     1.3     2.0     1.3     0.6     0.1
  Net investment income                18.9    18.5    16.1    16.7    17.9    16.9
                                     ------  ------  ------  ------  ------  ------
       Operating Revenue              113.2   108.4   112.8   100.6    84.4    66.9
                                     ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                           35.0    37.4    51.9    54.2    24.0    17.9
  Underwriting, acquisition,
     insurance and other expenses      56.4    43.5    45.2    34.9    41.1    29.7
  Goodwill amortization                 1.3     1.3     1.2     0.2     0.2     0.2
                                     ------  ------  ------  ------  ------  ------
     Operating Benefits and Expenses   92.8    82.2    98.3    89.3    65.3    47.7
                                     ------  ------  ------  ------  ------  ------
         Income from Operations
           Before Tax                  20.4    26.2    14.5    11.3    19.1    19.1

  Federal income taxes                  4.7     6.9     3.9    (4.2)    4.7     2.9
                                     ------  ------  ------  ------  ------  ------
       Income from Operations          15.7    19.3    10.6    15.5    14.4    16.2
                                     ------  ------  ------  ------  ------  ------
  Realized gains (losses) on
    investments                        (0.2)   (0.1)   (0.0)    2.6     0.4     1.4
  Gains (losses) on derivatives
  Restructuring charges                               (40.5)  (36.1)
                                     ------  ------  ------  ------  ------  ------
Income before Accounting Changes       15.5    19.1   (29.9)  (17.9)   14.8    17.6
  Cumulative effect of accounting       0.0     0.0     0.0     0.0     0.0     0.0
  Changes                            ------  ------  ------  ------  ------  ------
       Net Income                      15.5    19.1   (29.9)  (17.9)   14.8    17.6
                                     ======  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization             17.1    20.5    11.8    15.7    14.5    16.4

Effective tax rate                    22.9%   26.4%   27.2%  (37.1%)  24.6%   15.3%
                                     ------  ------  ------  ------  ------  ------
Operating revenue                     113.2   108.4   112.8   100.6    84.4    66.9
Realized gains (losses) on
  investments                          (0.4)   (0.2)   (0.0)    3.8     0.6     2.0
Gains (losses) on derivatives
    Total Revenue                     112.8   108.2   112.8   104.3    84.9    68.9
                                     ======  ======  ======  ======  ======  ======
Average capital                       516.4   500.8   486.5   448.9   548.7   553.2
Return on average capital             12.2%   15.4%    8.7%   13.8%   10.5%   11.7%


 Unit Linked Assets
 Balance-Beg-of-Quarter (Billions)    7.220   7.031   6.726   6.499   6.441   5.677

  Deposits                            0.159   0.134   0.145   0.116   0.132   0.111
  Withdrawals (incl. chgs) &
    Deaths                           (0.170) (0.162) (0.159) (0.153) (0.147) (0.131)
      Net Cash Flows                 (0.011) (0.028) (0.014) (0.037) (0.015) (0.020)
  Inv Inc & Chg in Mkt Val           (0.077)  0.047  (0.025) (0.100) (0.421)  0.115
  Acq of new business/companies       0.000   0.000   0.000   0.000   0.000   0.000
  Foreign currency adjustment        (0.101) (0.324) (0.189)  0.078  (0.328) (0.004)
                                     ------  ------  ------  ------  ------  ------
 Unit Linked Assets - End-of-Quarter  7.031   6.726   6.499   6.441   5.677   5.768
                                     ======  ======  ======  ======  ======  ======
Individual Life In-force
 (Billions)                          26.514  25.225  24.535  24.290  21.894  21.519

Exchange Rate - Dollars to Pounds
       For-the-Quarter                1.599   1.536   1.482   1.454   1.455   1.421
       End-of-Quarter                 1.591   1.517   1.475   1.493   1.416   1.415





                                                       Other Operations
                                                Unaudited [Millions of Dollars]


For the Year Ended December 31                                                           1996
----------------------------------------------------------------------------------------------
Revenue

  Lincoln Financial Advisors                                                            111.0
  Lincoln Financial Distributors                                                         25.1
                                                                                       ------
        Total Distribution                                                              136.1
  Other [Including
   Consolidating Adjustments]                                                          (119.3)
                                                                                       ------
       Operating Revenue                                                                 16.8
                                                                                       ------
  Realized gains (losses) on investments                                                 (3.0)
                                                                                       ------
    Total Revenue                                                                        13.8
                                                                                       ======

Income (Loss)

  Lincoln Financial Advisors                                                            (10.2)
  Lincoln Financial Distributors                                                         (4.3)
                                                                                       ------
        Total Distribution                                                              (14.5)
  LNC Financing                                                                         (49.4)
  LNC Operations *                                                                      (14.8)
  Other Corporate                                                                         2.1
                                                                                       ------
       Inc (Loss) from Operations                                                       (76.5)
                                                                                       ------
  Realized gains (losses) on investments                                                 (1.0)
  Gains(losses) on derivatives
  Restructuring charges
                                                                                       ------
Income before Accounting Changes                                                        (77.5)
  Cumulative effect of accounting changes
                                                                                       ------
        Total Net Income (Loss)                                                         (77.5)
                                                                                       ======


                                             Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter Ended                       1998     1998     1999     1999     1999     1999
----------------------------------------------------------------------------------------------
Revenue
  Lincoln Financial Advisors                74.8     81.7     67.0     73.9     78.0    106.3
  Lincoln Financial Distributors            10.2      9.8     20.7     26.2     26.4     34.2
                                          ------   ------   ------   ------   ------   ------
        Total Distribution                  85.0     91.5     87.6    100.1    104.4    140.5
  Other [Including
   Consolidating Adjustments]              (56.1)   (57.2)   (27.5)   (41.9)   (67.1)  (149.2)
                                          ------   ------   ------   ------   ------   ------
       Operating Revenue                    28.9     34.3     60.1     58.2     37.3     (8.7)
                                          ------   ------   ------   ------   ------   ------

  Realized gains (losses) on investments     3.1      1.6      0.2     (1.7)    13.8     (3.6)
  Gains (losses) on derivatives              0.0      0.0      0.0      0.0      0.0      0.0
                                          ------   ------   ------   ------   ------   ------
    Total Revenue                           32.1     35.9     60.4     56.6     51.1    (12.4)
                                          ======   ======   ======   ======   ======   ======

Income (Loss)

  Lincoln Financial Advisors                (4.6)    (6.4)    (8.4)    (9.7)    (5.3)     2.7
  Lincoln Financial Distributors            (1.4)    (1.6)    (3.0)    (5.3)    (2.1)    (3.7)
                                          ------   ------   ------   ------   ------   ------
        Total Distribution                  (6.0)    (8.0)   (11.4)   (15.0)    (7.4)    (1.0)
  LNC Financing                            (15.2)   (19.3)   (20.5)   (21.4)   (19.9)   (21.6)
  LNC Operations *                          (4.2)    (4.9)     0.0      0.0      0.0      0.0
  Other Corporate                            0.3     (2.1)    (2.1)     0.9     (2.4)    (1.4)
                                          ------   ------   ------   ------   ------   ------
        Inc (Loss) from Oper               (25.1)   (34.3)   (34.0)   (35.6)   (29.7)   (23.9)
                                          ------   ------   ------   ------   ------   ------
  Realized gains (losses) on investments     1.9      4.1      0.1     (2.0)     9.5     (1.1)
  Gains (losses) on derivatives
  Restructuring charges                             (14.3)
                                          ------   ------   ------   ------   ------   ------
Income before Accounting Changes           (23.1)   (44.6)   (33.9)   (37.6)   (20.2)   (25.1)
  Cumulative effect of accounting changes
                                          ------   ------   ------   ------   ------   ------
        Total Net Income (Loss)            (23.1)   (44.6)   (33.9)   (37.6)   (20.2)   (25.1)
                                          ======   ======   ======   ======   ======   ======



                                                                                  YTD      YTD
                                                                                  Jun      Jun
For the Year Ended December 31               1997     1998     1999     2000     2000     2001
----------------------------------------------------------------------------------------------
                                                                                            >
Revenue

  Lincoln Financial Advisors                130.1    292.9    325.2    394.2    182.4    165.0
  Lincoln Financial Distributors             20.5     33.5    107.5    119.9     57.4     57.8
                                           ------   ------   ------   ------   ------   ------
        Total Distribution                  150.6    326.4    432.6    514.0    239.8    222.8
  Other [Including
   Consolidating Adjustments]              (110.7)  (199.2)  (285.7)  (309.2)  (160.2)  (197.1)
                                           ------   ------   ------   ------   ------   ------
       Operating Revenue                     39.9    127.2    147.0    204.8     79.6     25.7
                                           ------   ------   ------   ------   ------   ------
  Realized gains (losses) on investments     16.9      4.0      8.7     (3.7)    (2.0)     1.2
                                           ------   ------   ------   ------   ------   ------
    Total Revenue                            56.8    131.1    155.7    201.1     77.6     26.8
                                           ======   ======   ======   ======   ======   ======

Income (Loss)

  Lincoln Financial Advisors                 (5.3)   (23.7)   (20.8)   (11.7)   (10.3)   (19.1)
  Lincoln Financial Distributors            (11.2)    (8.2)   (14.0)   (18.5)    (8.5)   (18.4)
                                           ------   ------   ------   ------   ------   ------
        Total Distribution                  (16.5)   (31.9)   (34.8)   (30.2)   (18.8)   (37.5)
  LNC Financing                             (31.6)   (51.5)   (83.5)   (84.9)   (44.1)   (43.7)
  LNC Operations *                          (18.4)   (18.5)
  Other Corporate                            (6.7)     1.0     (5.0)   (15.4)    (7.2)     1.5
                                           ------   ------   ------   ------   ------   ------
       Inc (Loss) from Operations           (73.2)  (100.9)  (123.2)  (130.5)   (70.1)   (79.7)
                                           ------   ------   ------   ------   ------   ------
  Realized gains (losses) on investments      8.6      5.3      6.5     (2.3)    (1.3)     0.8
  Gains(losses) on derivatives                                                            (0.0)
  Restructuring charges                              (14.3)              0.3              (1.2)
                                           ------   ------   ------   ------   ------   ------
Income before Accounting Changes            (64.6)  (109.9)  (116.7)  (132.5)   (71.4)   (80.2)
  Cumulative effect of accounting changes                                                 (0.3)
                                           ------   ------   ------   ------   ------   ------
        Total Net Income (Loss)             (64.6)  (109.9)  (116.7)  (132.5)   (71.4)   (80.5)
                                           ======   ======   ======   ======   ======   ======


                                              Mar      Jun      Sep      Dec      Mar      Jun
For the Quarter Ended                        2000     2000     2000     2000     2001     2001
----------------------------------------------------------------------------------------------
Revenue
  Lincoln Financial Advisors                 89.4     92.9     93.9    117.9     81.2     83.8
  Lincoln Financial Distributors             29.3     28.1     27.5     35.0     25.7     32.1
                                           ------   ------   ------   ------   ------   ------
        Total Distribution                  118.8    121.0    121.4    152.9    106.9    115.9
  Other [Including
   Consolidating Adjustments]               (70.6)   (89.6)   (81.8)   (67.2)   (80.5)  (116.6)
                                           ------   ------   ------   ------   ------   ------
       Operating Revenue                     48.2     31.4     39.6     85.6     26.4     (0.7)
                                           ------   ------   ------   ------   ------   ------

  Realized gains (losses) on investments     (2.5)     0.4      0.1     (1.8)    (2.9)     4.1
  Gains (losses) on derivatives               0.0      0.0      0.0      0.0      0.0     (0.1)
                                           ------   ------   ------   ------   ------   ------
    Total Revenue                            45.7     31.9     39.7     83.8     23.5      3.3
                                           ======   ======   ======   ======   ======   ======

Income (Loss)

  Lincoln Financial Advisors                 (7.4)    (2.9)    (3.1)     1.6     (6.8)   (12.3)
  Lincoln Financial Distributors             (3.3)    (5.2)    (5.0)    (5.1)    (6.9)   (11.5)
                                           ------   ------   ------   ------   ------   ------
        Total Distribution                  (10.7)    (8.1)    (8.0)    (3.4)   (13.8)   (23.8)
  LNC Financing                             (21.9)   (22.2)   (20.9)   (19.8)   (21.7)   (22.0)
  LNC Operations *                            0.0      0.0      0.0      0.0      0.0      0.0
  Other Corporate                            (5.7)    (1.5)     1.6     (9.8)    (0.5)     2.0
                                           ------   ------   ------   ------   ------   ------
        Inc (Loss) from Oper                (38.3)   (31.7)   (27.3)   (33.1)   (35.9)   (43.8)
                                           ------   ------   ------   ------   ------   ------
  Realized gains (losses) on investments     (1.6)     0.3     (1.0)     0.0     (1.9)     2.7
  Gains (losses) on derivatives                                                   0.0     (0.1)
  Restructuring charges                                                  0.3              (1.2)
                                           ------   ------   ------   ------   ------   ------
Income before Accounting Changes            (39.9)   (31.4)   (28.3)   (32.8)   (37.8)   (42.4)
  Cumulative effect of accounting changes                                        (0.3)
                                           ------   ------   ------   ------   ------   ------
        Total Net Income (Loss)             (39.9)   (31.4)   (28.3)   (32.8)   (38.1)   (42.4)
                                           ======   ======   ======   ======   ======   ======

* Starting with the first quarter of 1999, 100% of "LNC Operations" is allocated to the business segments.  Prior periods have not been restated.





                                         Consolidated Domestic Retail Deposits/Account Balances
                                                    Unaudited [Billions of Dollars]


                                                                                             1996
Deposits - For the Year
----------------------------------------------------------------------------------------------------
Annuities Segment - Fixed Annuities                                                         1.852
Annuities Segment - Variable Annuities                                                      2.746
Annuities Segment - Life Insurance                                                          0.000
Life Insurance Segment - Life Insurance                                                     0.405
Inv Mgmt - Annuities                                                                        1.638
Inv Mgmt - Mutual Funds                                                                     0.849
Inv Mgmt - Wrap Fee & Other                                                                 0.454
Consolidating Adjustments                                                                  (0.684)
                                                                                           ------
     Gross Deposits                                                                         7.259

Account Balances - End of Year
Annuities Segment - Fixed Annuities                                                        15.818
Annuities Segment - Variable Annuities                                                     20.383
Annuities Segment - Life Insurance
Life Insurance Segment - Life Insurance                                                     2.869
Inv Mgmt - Annuities                                                                        7.915
Inv Mgmt - Mutual Funds                                                                     9.017
Inv Mgmt - Wrap Fee & Other                                                                 2.074
Consolidating Adjustments                                                                  (5.098)
                                                                                           ------
     Account Balances                                                                      52.978

                                            Sep       Dec       Mar       Jun       Sep       Dec
                                           1998      1998      1999      1999      1999      1999
----------------------------------------------------------------------------------------------------
Deposits -  For the Quarter
Annuities Segment - Fixed Annuities       0.346     0.335     0.489     0.654     0.678     0.741
Annuities Segment - Variable Annuities    0.647     0.633     0.635     0.651     0.634     0.634
Annuities Segment - Life Insurance                            0.003     0.005     0.004     0.005
Life Insurance Segment - Life Insurance   0.254     0.475     0.394     0.379     0.399     0.526
Inv Mgmt - Annuities                      0.541     0.507     0.428     0.393     0.332     0.409
Inv Mgmt - Mutual Funds                   0.531     0.403     0.565     0.487     0.514     0.587
Inv Mgmt - Wrap Fee & Other               0.139     0.136     0.182     0.173     0.116     0.079
Consolidating Adjustments                (0.232)   (0.254)   (0.142)   (0.143)   (0.096)   (0.118)
                                         ------    ------    ------    ------    ------    ------
    Gross Deposits                        2.226     2.234     2.554     2.599     2.581     2.864
                                         ------    ------    ------    ------    ------    ------

Account Balances - End of Quarter
Annuities Segment - Fixed Annuities      16.476    16.505    16.656    16.779    16.934    16.791
Annuities Segment - Variable Annuities   29.476    33.358    34.148    37.233    35.613    41.493
Annuities Segment - Life Insurance                            0.115     0.130     0.128     0.155
Life Insurance Segment - Life Insurance   6.443     9.243     9.416     9.628     9.726    10.217
Inv Mgmt - Annuities                     12.270    14.257    14.166    14.981    14.004    15.526
Inv Mgmt - Mutual Funds                  12.549    13.528    13.442    13.654    12.938    13.632
Inv Mgmt - Wrap Fee & Other               2.253     2.512     2.424     1.650     1.611     1.649
Consolidating Adjustments                (7.326)   (8.891)   (8.798)   (9.050)   (8.387)   (9.175)
                                         ------    ------    ------    ------    ------    ------
     Account Balances                    72.142    80.512    81.570    85.004    82.567    90.288
                                         ------    ------    ------    ------    ------    ------

[STUB COLUMN OMITTED: SEE "Annuities & Investment Management, Net Flows" TABLE APPENDED BELOW.]


                                                                                    YTD       YTD
                                                                                    Jun       Jun
                                           1997      1998      1999      2000      2000      2001
Deposits - For the Year
-------------------------------------------------------------------------------------------------
Annuities Segment - Fixed Annuities       1.632     1.452     2.563     2.074     1.078     1.228
Annuities Segment - Variable Annuities    2.695     2.791     2.553     3.165     1.590     1.590
Annuities Segment - Life Insurance        0.000     0.000     0.017     0.014     0.006     0.007
Life Insurance Segment - Life Insurance   0.384     1.207     1.698     1.884     0.835     0.895
Inv Mgmt - Annuities                      2.163     2.238     1.561     1.726     0.737     0.828
Inv Mgmt - Mutual Funds                   1.218     1.913     2.153     2.452     1.396     0.766
Inv Mgmt - Wrap Fee & Other               0.533     0.596     0.550     0.581     0.254     0.384
Consolidating Adjustments                (0.966)   (1.041)   (0.499)   (0.406)   (0.160)   (0.465)
                                         ------    ------    ------    ------    ------    ------
     Gross Deposits                       7.658     9.157    10.597    11.491     5.736     5.233

Account Balances - End of Year
Annuities Segment - Fixed Annuities      15.458    16.505    16.791    15.442
Annuities Segment - Variable Annuities   27.346    33.358    41.493    39.427
Annuities Segment - Life Insurance                            0.155     0.160
Life Insurance Segment - Life Insurance   3.038     9.243    10.217    10.847
Inv Mgmt - Annuities                     10.991    14.257    15.526    13.494
Inv Mgmt - Mutual Funds                  12.484    13.528    13.632    12.805
Inv Mgmt - Wrap Fee & Other               2.403     2.512     1.649     1.375
Consolidating Adjustments                (6.806)   (8.891)   (9.175)   (7.753)
                                         ------    ------    ------    ------
     Account Balances                    64.914    80.512    90.288    85.797

                                            Mar       Jun       Sep       Dec       Mar       Jun
                                           2000      2000      2000      2000      2001      2001
-------------------------------------------------------------------------------------------------
Deposits -  For the Quarter
Annuities Segment - Fixed Annuities       0.589     0.490     0.513     0.482     0.560     0.668
Annuities Segment - Variable Annuities    0.797     0.793     0.729     0.846     0.887     0.703
Annuities Segment - Life Insurance        0.003     0.003     0.004     0.004     0.003     0.004
Life Insurance Segment - Life Insurance   0.424     0.411     0.428     0.622     0.418     0.477
Inv Mgmt - Annuities                      0.379     0.358     0.453     0.536     0.455     0.373
Inv Mgmt - Mutual Funds                   0.840     0.556     0.521     0.535     0.442     0.324
Inv Mgmt - Wrap Fee & Other               0.148     0.106     0.143     0.184     0.227     0.157
Consolidating Adjustments                (0.099)   (0.062)   (0.100)   (0.145)   (0.262)   (0.202)
                                         ------    ------    ------    ------    ------    ------
    Gross Deposits                        3.081     2.655     2.691     3.064     2.729     2.504
                                         ------    ------    ------    ------    ------    ------

Account Balances - End of Quarter
Annuities Segment - Fixed Annuities      16.252    15.909    15.700    15.442    15.484    15.628
Annuities Segment - Variable Annuities   44.640    43.097    42.743    39.427    34.733    36.961
Annuities Segment - Life Insurance        0.169     0.165     0.166     0.160     0.147     0.157
Life Insurance Segment - Life Insurance  10.470    10.538    10.716    10.847    10.764    11.066
Inv Mgmt - Annuities                     15.531    14.861    14.824    13.494    11.787    12.483
Inv Mgmt - Mutual Funds                  14.201    13.604    14.102    12.805    11.091    11.748
Inv Mgmt - Wrap Fee & Other               1.335     1.331     1.285     1.375     1.688     1.823
Consolidating Adjustments                (8.768)   (8.419)   (8.644)   (7.753)   (6.834)   (7.007)
                                         ------    ------    ------    ------    ------    ------
     Account Balances                    93.831    91.086    90.893    85.797    78.860    82.860
                                         ------    ------    ------    ------    ------    ------

                                                   Annuities & Investment Management
                                                               Net Flows
                                                    Unaudited [Billions of Dollars]

                                            Mar       Jun       Sep       Dec       Mar       Jun
                                           2000      2000      2000      2000      2001      2001
-------------------------------------------------------------------------------------------------
Annuities Segment                        (0.700)   (0.682)   (0.812)   (0.681)   (0.590)   (0.196)
Investment Management Segment            (3.497)   (1.420)   (1.309)   (0.985)   (0.465)    0.285
Consolidating Adjustments                 0.717     0.342     0.194     0.152     0.019    (0.034)
                                         ------    ------    ------    ------    ------    ------
     Total Net Flows                     (3.480)   (1.760)   (1.927)   (1.514)   (1.036)    0.055
                                         ======    ======    ======    ======    ======    ======

NOTE:  Excludes amounts reported as Assets Under Management - Insurance Assets





                               Consolidated Information - Individual Life Insurance In-Force
                                             Unaudited [Billions of Dollars]

December 31
---------------------------------------------------------------------------------------------
Annuities Segment
Life Insurance Segment
Reinsurance
Lincoln UK
Consolidating Adjustment

   Total


                                          Sep      Dec       Mar      Jun      Sep       Dec
End of Quarter                           1998     1998      1999     1999     1999      1999
---------------------------------------------------------------------------------------------
Annuities Segment                                                              0.5       0.6
Life Insurance Segment                  121.8    172.9     178.5    184.5    188.9     195.0
Reinsurance                             178.3    213.6     225.1    240.0    261.5     306.6
Lincoln UK                               25.6     25.0      25.2     25.1     26.2      25.7
Consolidating Adjustment                 (2.2)    (9.9)    (10.3)   (10.6)   (10.9)    (11.3)
                                      -------  -------   -------  -------  -------   -------
  Total                                 323.5    401.6     418.6    439.0    466.3     516.5
                                      =======  =======   =======  =======  =======   =======

                                    Consolidated Investment Data - Assets Managed
                                         Unaudited [Billions of Dollars]

December 31
---------------------------------------------------------------------------------------------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities
   Equity securities
   Other investments

         Total LNC Investments
Separate accounts
Cash and Invested Cash
Discontinued Operations

     Total LNC

Non-affiliate assets managed

     Total Assets Managed


Assets Managed by Advisor
Investment Management segment
(See page 24 for additional detail)
DLIA-Corp
(Assets managed internally-see page 24)
Lincoln (UK)
Policy Loans (within business units)
Non-LNC Affiliates

      Total Assets Managed


                                          Sep      Dec       Mar      Jun      Sep       Dec
End of Quarter                           1998     1998      1999     1999     1999      1999
---------------------------------------------------------------------------------------------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities           28.554   30.233    30.578   29.579   28.708    27.689
   Equity securities                    0.505    0.543     0.481    0.506    0.507     0.604
   Other investments                    6.705    7.154     7.071    7.278    7.317     7.286
                                      -------  -------   -------  -------  -------   -------
         Total LNC Investments         35.764   37.929    38.129   37.363   36.532    35.578
Separate accounts                      37.559   43.409    44.339   47.864   46.229    53.654
Cash and invested cash                  2.725    2.433     2.327    2.151    2.343     1.896
                                      -------  -------   -------  -------  -------   -------
     Total LNC                         76.048   83.772    84.796   87.378   85.104    91.128
                                      -------  -------   -------  -------  -------   -------
Non-affiliate assets managed           46.842   50.061    48.690   49.827   48.068    49.314
                                      -------  -------   -------  -------  -------   -------
     Total Assets Managed             122.890  133.833   133.486  137.205  133.172   140.443
                                      =======  =======   =======  =======  =======   =======

Assets Managed by Advisor
Investment Management segment          55.543   61.488    59.941   61.511   58.869    61.374
(See page 25 for additional
detail)
DLIA-Corp                              38.471   39.432    38.516   37.391   36.820    35.934
(Assets managed internally-see
page 25)
Lincoln (UK)                            6.932    7.573     7.631    7.746    7.849     8.589
Policy Loans (within business
units)                                  1.517    1.840     1.842    1.847    1.863     1.892
Non-LNC Affiliates                     20.426   23.499    25.555   28.710   27.771    32.654
                                      -------  -------   -------  -------  -------   -------
      Total Assets Managed            122.890  133.833   133.486  137.205  133.172   140.443
                                      =======  =======   =======  =======  =======   =======




December 31                                         1996     1997     1998     1999     2000
--------------------------------------------------------------------------------------------
Annuities Segment                                                               0.6      0.7
Life Insurance Segment                              49.2     63.2    172.9    195.0    216.0
Reinsurance                                        130.8    153.1    213.6    306.6    407.4
Lincoln UK                                          23.8     25.0     25.0     25.7     24.3
Consolidating Adjustment                                     (5.6)    (9.9)   (11.3)   (11.4)
                                                 -------  -------  -------  -------  -------
   Total                                           203.8    235.7    401.6    516.5    637.0
                                                 =======  =======  =======  =======  =======


                                            Mar      Jun      Sep      Dec      Mar      Jun
End of Quarter                             2000     2000     2000     2000     2001     2001
--------------------------------------------------------------------------------------------
Annuities Segment                           0.6      0.6      0.6      0.7      0.7      0.7
Life Insurance Segment                    201.7    207.5    211.3    216.0    219.2    223.3
Reinsurance                               325.9    354.0    381.4    407.4    426.2    447.8
Lincoln UK                                 26.5     25.2     24.5     24.3     21.9     21.5
Consolidating Adjustment                  (11.4)   (11.5)   (11.4)   (11.4)   (13.1)   (12.7)
                                        -------  -------  -------  -------  -------  -------
  Total                                   543.3    575.8    606.5    637.0    654.9    680.5
                                        =======  =======  =======  =======  =======  =======


                                                     Dec      Dec      Dec      Dec      Dec
December 31                                         1996     1997     1998     1999     2000
--------------------------------------------------------------------------------------------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                      24.097   24.066   30.233   27.689   27.450
   Equity securities                               0.558    0.660    0.543    0.604    0.550
   Other investments                               5.076    5.092    7.154    7.286    7.369
                                                 -------  -------  -------  -------  -------
         Total LNC Investments                    29.730   29.819   37.929   35.578   35.369
Separate accounts                                 28.809   37.139   43.409   53.654   50.580
Cash and Invested Cash                             1.145    3.795    2.433    1.896    1.927
Discontinued Operations                            4.402
                                                 -------  -------  -------  -------  -------
     Total LNC                                    64.086   70.752   83.772   91.128   87.876
                                                 -------  -------  -------  -------  -------
Non-affiliate assets managed                      40.968   48.331   50.061   49.314   43.397
                                                 -------  -------  -------  -------  -------
     Total Assets Managed                        105.054  119.083  133.833  140.443  131.273
                                                 =======  =======  =======  =======  =======

Assets Managed by Advisor
Investment Management segment                     45.471   56.457   61.488   61.374   54.294
(See page 24 for additional detail)
DLIA-Corp                                         37.453   35.684   39.432   35.934   34.287
(Assets managed internally-see page 24)
Lincoln (UK)                                       6.107    6.775    7.573    8.589    7.873
Policy Loans (within business units)               0.758    0.763    1.840    1.892    1.961
Non-LNC Affiliates                                15.265   19.404   23.500   32.654   32.857
                                                 -------  -------  -------  -------  -------
      Total Assets Managed                       105.054  119.083  133.833  140.443  131.273
                                                 =======  =======  =======  =======  =======



                                            Mar      Jun      Sep      Dec      Mar      Jun
End of Quarter                             2000     2000     2000     2000     2001     2001
--------------------------------------------------------------------------------------------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities             27.745   27.078   27.264   27.450   27.811   27.874
   Equity securities                      0.588    0.560    0.570    0.550    0.560    0.534
   Other investments                      7.442    7.419    7.471    7.369    7.374    7.388
                                        -------  -------  -------  -------  -------  -------
         Total LNC Investments           35.775   35.057   35.305   35.369   35.744   35.796
Separate accounts                        56.908   54.924   54.411   50.580   44.506   47.140
Cash and invested cash                    1.510    1.619    1.436    1.927    2.015    1.502
                                        -------  -------  -------  -------  -------  -------
     Total LNC                           94.192   91.601   91.152   87.876   82.266   84.438
                                        -------  -------  -------  -------  -------  -------
Non-affiliate assets managed             47.150   45.945   45.119   43.397   41.904   44.069
                                        -------  -------  -------  -------  -------  -------
     Total Assets Managed               141.342  137.546  136.271  131.273  124.170  128.507
                                        =======  =======  =======  =======  =======  =======

Assets Managed by Advisor
Investment Management segment            58.241   56.518   55.527   52.895   47.766   50.268
(See page 25 for additional
detail)
DLIA-Corp                                33.934   33.349   33.468   34.287   36.324   36.018
(Assets managed internally-see
page 25)
Lincoln (UK)                              8.423    8.058    7.838    7.873    7.012    7.027
Policy Loans (within business
units)                                    1.896    1.915    1.936    1.961    1.947    1.947
Non-LNC Affiliates                       38.848   37.706   37.503   34.257   31.121   33.246
                                        -------  -------  -------  -------  -------  -------
      Total Assets Managed              141.342  137.546  136.271  131.273  124.170  128.507
                                        =======  =======  =======  =======  =======  =======






                                    Consolidated Investment Data
                              Unaudited [Millions of Dollars except as noted]


For the Year Ended December 31                                                            1996
-----------------------------------------------------------------------------------------------
Net Investment Income

  Fixed Maturity Securities                                                             1690.1
  Equity Securities                                                                       14.4
  Mortgage loans on real estate                                                          292.7
  Real estate                                                                            125.4
  Policy loans                                                                            40.7
  Invested cash                                                                           69.2
  Other investments                                                                       14.7
                                                                                       -------
      Investment revenue                                                                2247.2
  Investment expense                                                                     159.2
                                                                                       -------
      Net Investment Income                                                             2087.9
                                                                                       -------
  Gross-up of Tax Exempt Income                                                            9.7
                                                                                       -------
          Adjusted Net Invest Income                                                    2097.7
                                                                                       =======
Mean Invested Assets (Cost Basis)                                                      27906.2

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                                               7.52%

Investment Gains

Realized Gains (Losses) on Investments                                                    57.6
Gains(Losses) on Derivatives

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                                                        (208.8)
Incr (Decr) in Foreign Exchange                                                           53.0

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                                                            24.097
 Fixed Maturity Sec (Adjusted Cost)                                                     23.200

 Equity Securities (Market)                                                              0.558
 Equity Securities (Adjusted Cost)                                                       0.434

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                                                     32.8%
  AA or better                                                                           41.9%
  BB or less                                                                              7.0%

                                              Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter Ended                        1998     1998     1999     1999     1999     1999
-----------------------------------------------------------------------------------------------
Net Investment Income

  Fixed Maturity Securities                 512.8    544.5    557.8    575.8    551.2    548.0
  Equity Securities                           4.1      8.9      4.4      4.9      3.9      6.9
  Mortgage loans on real estate              91.3    107.4     94.5     85.5     94.7     94.5
  Real estate                                20.3     18.4     19.4     18.4     13.7     12.5
  Policy loans                               24.6     29.8     28.6     28.6     29.4     29.9
  Invested cash                              40.7     44.0     32.4     23.4     32.4     22.0
  Other investments                          19.5     19.3      7.5     13.4      9.9     20.9
                                          -------  -------  -------  -------  -------  -------
      Investment revenue                    713.4    772.4    744.6    750.1    735.2    734.9
  Investment expense                         63.8     57.7     35.1     49.3     38.1     34.8
                                          -------  -------  -------  -------  -------  -------
      Net Investment Income                 649.6    714.7    709.5    700.8    697.1    700.1
                                          -------  -------  -------  -------  -------  -------
  Gross-up of Tax Exempt Income               2.3      3.0      1.8      2.0      1.7      2.6
                                          -------  -------  -------  -------  -------  -------
          Adjusted Net Invest Income        651.9    717.7    711.3    702.8    698.7    702.7
                                          =======  =======  =======  =======  =======  =======
Mean Invested Assets (Cost Basis)         36445.0  37619.5  39174.2  39385.3  39111.8  38438.6

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                  7.16%    7.63%    7.26%    7.14%    7.15%    7.31%

Investment Gains

Realized Gains (Losses) on Investments      (17.3)     0.5      1.5     (3.5)     4.1      1.6
Gains (Losses) on Derivatives                 0.0      0.0      0.0      0.0      0.0      0.0

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)            304.2   (221.4)  (297.7)  (255.8)  (102.7)  (361.9)
Incr (Decr) on Derivatives
Incr (Decr) in Foreign Exchange               8.0     (9.8)   (19.9)    (9.5)    19.6    (10.2)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)               28.554   30.233   30.578   29.579   28.708   27.689
 Fixed Maturity Sec (Adjusted Cost)        26.610   28.640   29.681   29.494   28.974   28.357

 Equity Securities (Market)                 0.505    0.543    0.481    0.506    0.507    0.604
 Equity Securities (Adjusted Cost)          0.470    0.437    0.380    0.385    0.414    0.482

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                        26.1%    25.6%    26.3%    25.5%    24.2%    22.8%
  AA or better                              33.3%    32.6%    33.2%    32.5%    31.1%    29.8%
  BB or less                                 6.3%     7.0%     7.1%     7.0%     7.5%     8.0%




                                                                                   YTD      YTD
                                                                                   Jun      Jun
For the Year Ended December 31                1997     1998     1999     2000     2000     2001
-----------------------------------------------------------------------------------------------
Net Investment Income

  Fixed Maturity Securities                 1832.1   2065.8   2232.9   2148.7   1085.7   1053.3
  Equity Securities                           19.1     22.8     20.1     19.5      9.4      8.8
  Mortgage loans on real estate              279.2    383.6    369.2    373.8    187.1    188.0
  Real estate                                 99.4     86.8     64.1     51.8     23.6     25.9
  Policy loans                                44.5     99.5    116.5    125.0     61.6     62.8
  Invested cash                              102.4    156.8    110.3     87.2     42.3     42.9
  Other investments                           20.6     88.4     51.8     66.8     37.1     37.8
                                           -------  -------  -------  -------  -------  -------
      Investment revenue                    2397.3   2903.7   2964.8   2872.8   1446.8   1419.6
  Investment expense                         146.6    222.3    157.3    125.7     61.8     72.8
                                           -------  -------  -------  -------  -------  -------
      Net Investment Income                 2250.8   2681.4   2807.5   2747.1   1385.0   1346.8
                                           -------  -------  -------  -------  -------  -------
  Gross-up of Tax Exempt Income               12.7     11.6      8.1      7.8      3.8      3.5
                                           -------  -------  -------  -------  -------  -------
          Adjusted Net Invest Income        2263.5   2693.0   2815.6   2754.9   1388.7   1350.3
                                           =======  =======  =======  =======  =======  =======
Mean Invested Assets (Cost Basis)          30337.3  36573.8  39027.5  37471.3  37771.8  37166.3

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                   7.46%    7.36%    7.21%    7.35%    7.35%    7.27%

Investment Gains

Realized Gains (Losses) on Investments        72.9     13.7      3.8    (17.5)    (7.1)   (24.8)
Gains(Losses) on Derivatives                   0.0      0.0      0.0      0.0      0.0      0.1

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)             159.6    116.4  (1018.1)   477.7   (568.6)   659.7
Incr (Decr) in Foreign Exchange              (20.3)     3.8    (19.9)    (8.1)    (8.2)   (37.3)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                24.066   30.233   27.689   27.450   27.078   27.874
 Fixed Maturity Sec (Adjusted Cost)         22.624   28.640   28.357   27.373   27.788   27.681

 Equity Securities (Market)                  0.660    0.543    0.604    0.550    0.560    0.534
 Equity Securities (Adjusted Cost)           0.518    0.437    0.482    0.458    0.446    0.477

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                         27.6%    25.6%    22.8%    22.1%    22.1%    19.3%
  AA or better                               35.1%    32.6%    29.8%    29.2%    29.2%    26.0%
  BB or less                                  7.3%     7.0%     8.0%     6.7%     8.2%     7.8%

                                               Mar      Jun      Sep      Dec      Mar      Jun
For the Quarter Ended                         2000     2000     2000     2000     2001     2001
-----------------------------------------------------------------------------------------------
Net Investment Income

  Fixed Maturity Securities                  541.3    544.4    525.3    537.7    522.7    530.6
  Equity Securities                            3.7      5.7      3.6      6.5      1.0      7.8
  Mortgage loans on real estate               92.0     95.1     94.4     92.3     95.7     92.4
  Real estate                                 11.2     12.5     11.8     16.3     12.8     13.1
  Policy loans                                30.7     30.9     30.5     32.9     31.4     31.4
  Invested cash                               27.2     15.1     26.5     18.4     26.7     16.2
  Other investments                           35.1      2.0     26.9      2.9     19.6     18.2
                                           -------  -------  -------  -------  -------  -------
      Investment revenue                     741.1    705.7    719.1    706.9    709.9    709.7
  Investment expense                          30.0     31.8     29.0     34.8     36.1     36.6
                                           -------  -------  -------  -------  -------  -------
      Net Investment Income                  711.1    673.8    690.0    672.1    673.7    673.1
                                           -------  -------  -------  -------  -------  -------
  Gross-up of Tax Exempt Income                1.5      2.3      1.4      2.6      0.5      3.0
                                           -------  -------  -------  -------  -------  -------
          Adjusted Net Invest Income         712.6    676.1    691.5    674.7    674.2    676.1
                                           =======  =======  =======  =======  =======  =======
Mean Invested Assets (Cost Basis)          38237.4  37306.1  37250.8  37090.8  37238.0  37094.5

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                   7.45%    7.25%    7.43%    7.28%    7.24%    7.29%

Investment Gains

Realized Gains (Losses) on Investments        (0.4)    (6.7)   (11.6)     1.2    (13.4)   (11.5)
Gains (Losses) on Derivatives                  0.0      0.0      0.0      0.0     (0.1)     0.2

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)              54.5   (145.4)   218.8    349.8    178.3   (137.5)
Incr (Decr) on Derivatives                                                        23.3     27.0
Incr (Decr) in Foreign Exchange               (7.3)    (0.9)    (2.0)     2.0    (17.8)   (19.5)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                27.745   27.078   27.264   27.450   27.811   27.874
 Fixed Maturity Sec (Adjusted Cost)         28.295   27.788   27.727   27.373   27.367   27.681

 Equity Securities (Market)                  0.588    0.560    0.570    0.550    0.560    0.534
 Equity Securities (Adjusted Cost)           0.475    0.446    0.450    0.458    0.507    0.477

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                         22.7%    22.1%    22.3%    22.1%    20.3%    19.3%
  AA or better                               29.5%    29.2%    29.4%    29.2%    27.1%    26.0%
  BB or less                                  7.4%     8.2%     6.8%     6.7%     7.2%     7.8%





                                              Common Stock / Debt Information
                                     Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31                1990    1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
----------------------------------------------------------------------------------------------------------------------------------
Common Stock [1]

Highest Price                               15.338  13.813  19.032  24.125  22.188  26.875  28.500  39.063  49.438  57.500  56.375
Lowest Price                                 7.688   9.500  12.625  17.344  17.313  17.313  20.375  24.500  33.500  36.000  22.625
Closing Price                               10.750  13.688  18.500  21.750  17.500  26.875  26.250  39.063  40.907  40.000  47.313

Dividend Payout Ratio [2]                    63.4%   63.5%   38.9%   52.6%   51.0%   39.7%   38.2%   22.8%   43.9%   50.5%   38.3%
Yield [3]                                     6.3%    5.3%    4.1%    3.8%    4.9%    3.4%    3.7%    2.7%    2.7%    2.9%    2.6%

Preferred Stock Dividend (Millions)          9.143  13.033  17.246  17.212  17.119   8.644   0.112   0.106   0.100   0.089   0.078

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                                                                   a
     Fitch                                                      AA      AA-     AA-     AA-     AA-     AA-      A+      A+      A+
     Moody's                                                     A2      A2      A1      A2      A2      A2      A2      A2      A3
     Standard and Poors                                          A+      A+      A+      A       A       A       A-      A-      A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                       A+      A+      A+      A+      A+      A+      A       A       A
  Lincoln Life - Fitch                                         AAA     AAA     AAA      AA+     AA+     AA+     AA+     AA+     AA
  Lincoln Life - Moody's                                         A1      A1     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3
  Lincoln Life - Standard & Poors                               AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  First Penn - A.M. Best*                                        A       A+      A+      A+      A+      A+      A       A       A
  First Penn - Moody's                                                                                   A1      A1      A1      A1
  First Penn - Standard & Poors*                                AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  LLA of New York - A.M. Best*                                                                   A+      A+      A       A       A
  LLA of New York - Fitch*                                                                              AA+     AA+     AA+     AA
  LLA of New York - Moody's                                                                      A1      A1      A1      A1      A1
  LLA of New York - Standard & Poors*                                                           AA-     AA-     AA-     AA-     AA-

Ratios
     Debt to Total Capitalization [4]                         25.7%   21.1%   19.9%   22.8%   18.8%   17.0%   21.2%   23.2%  20.8%
     Debt to Equity [4]                                       34.7%   26.7%   24.9%   29.5%   23.1%   20.5%   26.9%   30.3%  26.3%


                                       Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun
For the Quarter Ended                 1998    1998    1999    1999    1999    1999    2000    2000    2000    2000    2001    2001
---------------------------------------------------------------------------------------------------------------------------------
Common Stock:
Highest Price                       49.438  43.344  50.250  53.438  57.500  48.313  41.375  40.063  56.375  50.938  48.250  52.300
Lowest Price                        41.125  33.500  39.281  45.688  36.000  36.500  22.625  29.000  35.625  40.875  38.000  41.280
Closing Price                       41.125  40.906  49.438  52.313  37.563  40.000  33.500  36.125  48.125  47.313  42.470  51.750


Yield [3]                             2.5%    2.7%    2.2%    2.1%    2.9%    2.9%    3.5%    3.2%    2.4%    2.6%    2.9%    2.4%

Preferred Stock Dividend             0.026   0.023   0.024   0.024   0.027   0.014   0.022   0.022   0.021   0.013   0.019   0.017
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                                           a       a       a       a
     Fitch                               A+      A+      A+      A+      A+      A+      A+      A+      A+      A+      A+      A+
     Moody's                             A2      A2      A2      A2      A2      A2      A2      A2      A2      A3      A3      A3
     Standard and Poors                  A-      A-      A-      A-      A-      A-      A-      A-      A-      A-      A-      A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best               A+      A       A       A       A       A       A       A       A       A       A       A
  Lincoln Life - Fitch                  AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA      AA      AA
  Lincoln Life - Moody's                Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3
  Lincoln Life - Standard & Poors       AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  First Penn - A.M. Best*                A+      A       A       A       A       A       A       A       A       A       A       A
  First Penn - Moody's                   A1      A1      A1      A1      A1      A1      A1      A1      A1      A1      A1      A1
  First Penn - Standard & Poors*        AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  LLA of New York - A.M. Best*           A+      A       A       A       A       A       A       A       A       A       A       A
  LLA of New York - Fitch*              AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA      AA      AA
  LLA of New York - Moody's              A1      A1      A1      A1      A1      A1      A1      A1      A1      A1      A1      A1
  LLA of New York - Standard & Poors*   AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-

Ratios
     Debt to Total
       Capitalization [4]            21.9%   21.2%   20.7%   22.0%   22.0%   23.2%   23.3%   21.8%   21.2%   20.8%   22.2%   21.2%
     Debt to Equity [4]              28.1%   26.9%   26.2%   28.2%   28.3%   30.3%   30.4%   28.0%   27.0%   26.3%   28.5%   27.0%

*   Rating based on affiliation with Lincoln Life
[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation assumes securities at cost.  Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital:
    In order to accommodate the various perspectives, LNC presents three separate Return on Equity numbers on pages 2 and 3 of this Statistical Report.  "Net Income Divided by Average Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains on the sale of investments or subsidiaries during one period and the planned generation of losses in another period for purposes of recovering Federal Taxes previously paid.  "Income from Operations Divided by Average
    Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.  "Adjusted Income from Operations Divided by Adjusted
    Shareholders' Equity" amortizes:
    1) realized security gains on investments  2)  unrealized gains on equity securities over approximately five years and eliminates amortization of goodwill related to acquisitions.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense)
    by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.
